EXHIBIT 10.1

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                             WELLS FARGO BANK, N.A.

                                (Master Servicer)

                                       and

                             WELLS FARGO BANK, N.A.

                                   (Servicer)

                               SERVICING AGREEMENT

                          Dated as of November 29, 2007

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                                TABLE OF CONTENTS

                                    ARTICLE 1

                                   Definitions

Section 1.1 Definitions.........................................................
            ACH.................................................................
            Additional Form 10-D Disclosure.....................................
            Additional Form 10-K Disclosure.....................................
            Adjusted Tangible Net Worth.........................................
            Administration Disclosure...........................................
            Advance.............................................................
            Affiliate...........................................................
            Amounts Held for Future Distribution................................
            Applicable Unscheduled Principal Receipt Period.....................
            Appraisal Report....................................................
            ARM Loan............................................................
            Assigned Letter of Credit...........................................
            Assignment..........................................................
            Assumption..........................................................
            Balloon Amount......................................................
            Balloon Loan........................................................
            Bankruptcy Code.....................................................
            BIF.................................................................
            Borrower............................................................
            Business Day........................................................
            Buydown Agreement...................................................
            Buydown Funds.......................................................
            Capitalized Advance Amount..........................................
            Certificate Account.................................................
            Certificates........................................................
            Certificateholders..................................................
            Code................................................................
            Commission..........................................................
            Condominium Project.................................................
            Condominium Unit....................................................
            Converted Mortgage Loan.............................................
            Co-op Shares........................................................
            Credit Counseling Fee Advances......................................
            Current Value.......................................................
            Curtailment.........................................................
            Custodial Agreement.................................................
            Custodial Buydown Account...........................................
            Custodial PITI Account..............................................
            Custodial Principal and Interest (P&I) Account......................
            Custodial Subsidy Account...........................................
            Custodial Taxes and Insurance (T&I) Account.........................
            Custodian...........................................................
            Cut-Off Date........................................................
            Debt Service Reduction..............................................
            Deficient Valuation.................................................
            Delinquency/Delinquent..............................................
            Depositor...........................................................
            Determination Date..................................................
            Directly Operate....................................................
            Distribution Date...................................................
            Document Transfer Date..............................................
            Document Transfer Event.............................................
            Due Date............................................................
            Due-On-Sale Clause..................................................
            Eligible Account....................................................
            Eligible Custodial P&I Account......................................
            Eligible Investments................................................
            Errors and Omissions Policy.........................................
            Escrow Funds........................................................
            Escrow Item.........................................................
            Exchange Act........................................................
            FDIC................................................................
            FHA.................................................................
            FHLMC...............................................................
            Fidelity Bond.......................................................
            Final Scheduled Maturity Date.......................................
            Final Title Condition Report........................................
            Flood Insurance.....................................................
            FNMA................................................................
            Form 8-K............................................................
            Form 8-K Disclosure Information.....................................
            Form 10-D...........................................................
            Form 10-K...........................................................
            Full Unscheduled Principal Receipt..................................
            GNMA................................................................
            GPM (or GPARM) Loan.................................................
            Gross Margin........................................................
            Group...............................................................
            Hazard Insurance....................................................
            HUD.................................................................
            Index...............................................................
            Insurance Policy....................................................
            Insurance Proceeds..................................................
            Interest Adjustment Date............................................
            Letter of Credit....................................................
            Liquidation.........................................................
            Liquidation Proceeds................................................
            Liquidation Profits.................................................
            Loan Group..........................................................
            Loan Originator.....................................................
            Loan-to-Value (LTV).................................................
            Lost Note Affidavit.................................................
            Master Servicer.....................................................
            Master Servicer Loan Number.........................................
            Maximum Lifetime Mortgage Interest Rate.............................
            Maximum Negative Amortization Amount................................
            MERS................................................................
            Mid-Month Receipt Period............................................
            Minimum Lifetime Mortgage Interest Rate.............................
            Month End Interest..................................................
            Month End Interest Shortfall........................................
            Monthly Accounting Reports..........................................
            Monthly Payment.....................................................
            Monthly Remittance..................................................
            Mortgage Interest Rate..............................................
            Mortgage Loan.......................................................
            Mortgage Loan Documents.............................................
            Mortgage Loan Purchase Agreement....................................
            Mortgage Note.......................................................
            Mortgage Note Assumption Rider......................................
            Mortgage Pass-Through Certificates..................................
            Mortgaged Property..................................................
            Mortgagee...........................................................
            Net Mortgage Interest Rate..........................................
            Non-Assigned Letter of Credit.......................................
            Non-Recoverable Advance.............................................
            Notice of Periodic Adjustment.......................................
            Officer.............................................................
            Officers Certificate...............................................
            Opinion of Counsel..................................................
            Owner Mortgage Loan File............................................
            P&I Advance.........................................................
            Partial Liquidation Proceeds........................................
            Partial Liquidation Receipt Period..................................
            Partial Unscheduled Principal Receipt...............................
            Payment Adjustment Date.............................................
            Periodic Payment Cap................................................
            Periodic Rate Cap...................................................
            Person..............................................................
            PITI Funds..........................................................
            PITI Loan...........................................................
            Pledge Holder.......................................................
            Pledged Asset Mortgage Loan.........................................
            PMI Advance.........................................................
            Pool Insurance......................................................
            Pool Insurer........................................................
            Pooling and Servicing Agreement.....................................
            Preliminary Title Report............................................
            Prepayment In Full..................................................
            Primary Mortgage Insurance..........................................
            Primary Mortgage Insurer............................................
            Prior Month Receipt Period..........................................
            Property Inspection Report..........................................
            Prospectus..........................................................
            Prudent Servicing Practices.........................................
            PUD (Planned Unit Development)......................................
            PUD Unit............................................................
            Purchase Price......................................................
            Rating Agency.......................................................
            Real Estate Owned (REO).............................................
            Realized Loss.......................................................
            Recovery............................................................
            Reference Bank......................................................
            Regulation AB.......................................................
            Relevant Servicing Criteria.........................................
            REMIC...............................................................
            REMIC Provisions....................................................
            Remittance Date.....................................................
            Rents from Real Property............................................
            REO Disposition.....................................................
            REO Disposition Period..............................................
            Reportable Event....................................................
            Representing Party..................................................
            Retained Mortgage Loan File.........................................
            SAIF................................................................
            Sarbanes-Oxley Certification........................................
            Scheduled Principal Balance.........................................
            Securities Act......................................................
            Security Instrument.................................................
            Servicer............................................................
            Servicer Loan Mortgage Number.......................................
            Servicer Modification...............................................
            Servicer Mortgage Loan File.........................................
            Servicer Mortgage Loan Schedule.....................................
            Servicing Criteria..................................................
            Servicing Fee.......................................................
            Servicing Fee Percentage............................................
            Single Family Property..............................................
            Subcontractor.......................................................
            Subservicer.........................................................
            Subsidy Funds.......................................................
            Subsidy Loan........................................................
            Tangible Net Worth..................................................
            T&I Advance.........................................................
            Threshold Amount....................................................
            Title Insurance.....................................................
            Transfer of Ownership...............................................
            Trust...............................................................
            Trust Administrator.................................................
            Trustee.............................................................
            Type 1 Mortgage Loans...............................................
            Type 2 Mortgage Loans...............................................
            Unpaid Principal Balance............................................
            Unscheduled Principal Receipt.......................................
            Value...............................................................
            Wells Fargo Bank....................................................

                                    ARTICLE 2

                                  Construction

Section 2.1    Legal Construction...............................................
     2.1.1.    Compliance with Applicable Law...................................
     2.1.2.    Potential Conflict...............................................
     2.1.3.    Consistent Legal Compliance......................................
     2.1.4.    General Interpretive Rules.......................................
     2.1.5.    Construction of Provisions.......................................

Section 2.2    Servicer Practices...............................................
     2.2.1.    Prudent Servicing Practices......................................
     2.2.2.    Non-Discrimination Practices.....................................

Section 2.3    General Provisions...............................................
     2.3.1.    Servicers Agreement.............................................
     2.3.2.    Term of Agreement................................................
     2.3.3.    Amended Mortgage Loan Schedule...................................
     2.3.4.    Assignment and Replacement.......................................
     2.3.5.    Notices..........................................................
     2.3.6.    Change of Accountants............................................

                                    ARTICLE 3

                                REMIC Compliance

Section 3.1    General..........................................................
     3.1.1.    Applicability....................................................
     3.1.2.    Modifications of Mortgage........................................
     3.1.3.    Indemnification with Respect to Certain
               Taxes and Loss of REMIC Status...................................

Section 3.2    REO Qualification................................................
     3.2.1.    Foreclosure Property.............................................
     3.2.2.    Foreclosure Property Qualification
               Restrictions.....................................................
     3.2.3.    REO Disposition..................................................

Section 3.3    Prohibited Transactions and Activities...........................
     3.3.1.    Mortgage Loan Disposition Restriction............................
     3.3.2.    Personal Property................................................

Section 3.4    Eligible Investments.............................................
     3.4.1.    Custodial Account................................................
     3.4.2.    Escrow Account...................................................

                                    ARTICLE 4

                             Servicer Considerations

Section 4.1    Servicer Eligibility Standards...................................
     4.1.1.    Regulatory Approvals and Licensing...............................
     4.1.2.    Net Worth and Portfolio Requirements.............................
     4.1.3.    Auditors Opinion; Other Annual Reports and
               Exchange Act Reporting...........................................
     4.1.4.    Use of Subservicers and Subcontractors...........................
     4.1.5.    Servicing Experience.............................................
     4.1.6.    Material Changes.................................................

Section 4.2    Errors and Omissions Insurance...................................
     4.2.1.    E & O Requirement................................................
     4.2.2.    E & O Scope......................................................
     4.2.3.    E & O Policy Maintenance.........................................
     4.2.4.    E & O Deductible.................................................
     4.2.5.    E & O Qualifications.............................................

Section 4.3    Fidelity Bond Coverage...........................................
     4.3.1.    Fidelity Bond Requirement........................................
     4.3.2.    Fidelity Bond Coverage...........................................
     4.3.3.    Fidelity Bond Scope..............................................
     4.3.4.    Fidelity Bond Maintenance........................................
     4.3.5.    Fidelity Bond Deductible.........................................
     4.3.6.    Fidelity Bond Rating Requirement.................................

Section 4.4    Servicers Liability.............................................
     4.4.1.    Liability Exposure...............................................
     4.4.2.    Scope of Liability...............................................

Section 4.5    Indemnification..................................................
     4.5.1.    Scope of Indemnity by Servicer...................................
     4.5.2.    Survival of Indemnity............................................

Section 4.6    Servicers Compensation; Indemnification.........................
     4.6.1.    Servicing Fee Amount.............................................
     4.6.2.    Servicing Fee Source.............................................
     4.6.3.    Indemnification of Servicer......................................

                                    ARTICLE 5

                         Representations and Warranties

Section 5.1    General..........................................................
     5.1.1.    Reliance.........................................................
     5.1.2.    Survival of Representations and Warranties.......................
     5.1.3.    Breach of Representation or Warranty.............................
     5.1.4.    Assignment of Representations and Warranties.....................

Section 5.2    Servicer Representations and Warranties..........................
     5.2.1.    Qualification of Servicer........................................
     5.2.2.    Requisite........................................................
     5.2.3.    No Conflicts.....................................................
     5.2.4.    Enforceable Agreement............................................
     5.2.5.    No Consents......................................................
     5.2.6.    Agency Approval..................................................
     5.2.7.    Financial Condition..............................................
     5.2.8.    Servicing Practices..............................................
     5.2.9.    No Impairment....................................................
     5.2.10.   No Inquiries.....................................................
     5.2.11.   No Performance Triggering Event..................................
     5.2.12.   No Termination...................................................
     5.2.13.   No Material Noncompliance........................................
     5.2.14.   Servicing Policies and Procedures................................
     5.2.15.   No Affiliations..................................................
     5.2.16.   Legal or Governmental Proceedings................................
     5.2.17.   Custodial and Escrow Accounts Current............................
     5.2.18.   Insurance Maintenance............................................

                                    ARTICLE 6

                              Custodial Accounting

Section 6.1    In General.......................................................
     6.1.1.    Custodial Account Establishment..................................
     6.1.2.    Custodial Account Separateness...................................
     6.1.3.    Custodial Account Maintenance....................................
     6.1.4.    Escrow Investment................................................
     6.1.5.    Clearing Account.................................................
     6.1.6.    Custodial Buydown Account........................................
     6.1.7.    Certificate Account..............................................
     6.1.8.    Custodial Subsidy Account........................................
     6.1.9.    Custodial PITI Account...........................................

Section 6.2    Custodial P&I Account............................................
     6.2.1.    Mandatory Deposits...............................................
     6.2.2.    Optional Deposits................................................
     6.2.3.    Permissible Withdrawals..........................................
     6.2.4.    Account Beneficiary..............................................
     6.2.5.    Use of Accounts..................................................

Section 6.3    Custodial T&I Account............................................
     6.3.1.    Mandatory Deposits...............................................
     6.3.2.    Permissible Withdrawals..........................................
     6.3.3.    Account Requirements.............................................
     6.3.4.    Account Balance..................................................

Section 6.4    Eligible Account Investments.....................................
     6.4.1.    Eligible Investments Permitted...................................
     6.4.2.    Eligible Investment Restrictions.................................
     6.4.3.    Eligible Investment Income.......................................
     6.4.4.    Eligible Investment Losses.......................................
     6.4.5.    Eligible Investments Reports.....................................
     6.4.6.    Inter-Company Uses of Funds......................................

                                    ARTICLE 7

                            Mortgage Loan Accounting

Section 7.1    In General.......................................................
     7.1.1.    Mortgage Loan Accounting Practices...............................
     7.1.2.    Record Keeping...................................................
     7.1.3.    Record Review....................................................

Section 7.2    Mortgage Loan Records............................................
     7.2.1.    Account Records..................................................
     7.2.2.    Account Record Information.......................................
     7.2.3.    Accounting Practice..............................................
     7.2.4.    Access to Certain Documentation and
               Information Regarding the Mortgage Loans.........................

Section 7.3    Accounting Procedures............................................
     7.3.1.    Principal and Interest Computation...............................
     7.3.2.    Amortization Requirement.........................................
     7.3.3.    Negative Amortization............................................
     7.3.4.    Interest Calculations............................................
     7.3.5.    Buydown Loans....................................................

Section 7.4    Application Procedure............................................
     7.4.1.    Application Priority.............................................
     7.4.2.    [Reserved].......................................................
     7.4.3.    Advance Payments.................................................

Section 7.5    Curtailments.....................................................
     7.5.1.    Curtailment Amount...............................................
     7.5.2.    Curtailment Application..........................................
     7.5.3.    Effect of Curtailment............................................
     7.5.4.    Curtailment Transmission.........................................

Section 7.6    Liquidations.....................................................
     7.6.1.    Month End Interest...............................................
     7.6.2.    Liquidation Reports..............................................
     7.6.3.    Deposit of Funds.................................................
     7.6.4.    Document Request.................................................

Section 7.7    Realized Losses..................................................
     7.7.1.    Liquidation Realized Loss Determination..........................
     7.7.2.    Bankruptcy Realized Loss Determination...........................
     7.7.3.    Reporting Requirement............................................
     7.7.4.    Servicers Liability.............................................

                                    ARTICLE 8

                                    ARM Loans

Section 8.1    ARM Loan Servicing...............................................
     8.1.1.    In General.......................................................
     8.1.2.    Servicers Liability.............................................
     8.1.3.    Adjustment Reports...............................................
     8.1.4.    Substitute Index.................................................

Section 8.2    Notice of Periodic Adjustment....................................
     8.2.1.    Notice Requirement...............................................
     8.2.2.    Notice Contents..................................................

Section 8.3    ARM Loan Conversion..............................................
     8.3.1.    Servicers Determination.........................................
     8.3.2.    Purchase by Servicer.............................................

                                    ARTICLE 9

                               Mortgage Loan Files

Section 9.1    Owner Mortgage Loan Files and Retained Mortgage
               Loan Files.......................................................
     9.1.1.    Owner Mortgage Loan File and Retained
               Mortgage Loan File Requirements..................................
     9.1.2.    Custodian........................................................
     9.1.3.    Release of Documents from Owner Mortgage
               Loan File or Retained Mortgage Loan File.........................
     9.1.4.    Execution by Trustee.............................................
     9.1.5.    Representing Party Officers Certificate.........................
     9.1.6.    Custodial Fees...................................................

Section 9.2    Servicer Mortgage Loan Files.....................................
     9.2.1.    Servicer Mortgage Loan File Requirements.........................
     9.2.2.    Servicer Mortgage Loan File Access...............................
     9.2.3.    Alternate Media..................................................

Section 9.3    Requisite Form...................................................
     9.3.1.    Form of Endorsements.............................................
     9.3.2.    Form of Assignment...............................................

                                   ARTICLE 10

                                     Escrows

Section 10.1   Escrow Criteria..................................................
     10.1.1.   Escrow Requirement...............................................
     10.1.2.   Mortgage Loans without Escrow....................................

Section 10.2   Payment of Escrow Items..........................................
     10.2.1.   Escrow Payment Obligation........................................
     10.2.2.   Escrow Item Payments.............................................
     10.2.3.   Escrow Fund Insufficiency........................................
     10.2.4.   Nonpayment Notice................................................

Section 10.3   Escrow Fund Determination........................................
     10.3.1.   Escrow Funds Analysis............................................
     10.3.2.   Escrow Fund Surplus..............................................
     10.3.3.   Escrow Fund Deficiency...........................................

Section 10.4   Records..........................................................
     10.4.1.   Escrow Funds Records.............................................
     10.4.2.   Escrow Obligations Records.......................................

Section 10.5   Escrow Waiver....................................................
     10.5.1.   Waiver Conditions................................................
     10.5.2.   Waiver Rescission................................................

                                   ARTICLE 11

                       Collection and Servicing Practices

Section 11.1   General Servicing Requirements...................................
     11.1.1.   Servicing Practices..............................................
     11.1.2.   Tax Returns and Other Reports....................................
     11.1.3.   Servicer Internal Controls.......................................
     11.1.4.   Pool Insurance Compliance........................................
     11.1.5.   Primary Mortgage Insurance Compliance............................
     11.1.6.   Letter of Credit Compliance......................................

Section 11.2   Delegation of Duties.............................................
     11.2.1.   Permissible Delegations..........................................
     11.2.2.   Delegees Qualifications.........................................
     11.2.3.   Responsibility for Costs.........................................
     11.2.4.   Servicers Liability.............................................

Section 11.3   Due-on-Sale Clause Enforcement...................................
     11.3.1.   Enforcement Requirement..........................................
     11.3.2.   [Reserved].......................................................
     11.3.3.   Approval Requirement.............................................
     11.3.4.   Exempt Transactions..............................................

Section 11.4   Assumptions......................................................
     11.4.1.   Assumption Requirements..........................................
     11.4.2.   Approval and Release.............................................
     11.4.3.   Assumption Agreement Provided to Custodian.......................
     11.4.4.   Assumption Fees..................................................
     11.4.5.   Disclosure Requirement...........................................

Section 11.5   Partial Releases and Easements...................................
     11.5.1.   Prerequisites....................................................
     11.5.2.   Release or Modification of Lien..................................
     11.5.3.   Master Servicers Approval.......................................

Section 11.6   Recordation of Assignments.......................................
     11.6.1.   Recordation Requirement..........................................
     11.6.2.   Extension of Recording Period....................................
     11.6.3.   Delivery Requirement.............................................
     11.6.4.   Waiver of Recordation............................................

Section 11.7   General Servicing Considerations.................................
     11.7.1.   Abandonment......................................................
     11.7.2.   Buydown Funds....................................................
     11.7.3.   Maintenance of Records...........................................
     11.7.4.   Eminent Domain...................................................
     11.7.5.   Late Charges.....................................................

Section 11.8   Borrower Bankruptcy..............................................
     11.8.1.   Servicers Duty..................................................
     11.8.2.   Responsibility for Costs.........................................
     11.8.3.   Challenge Bankruptcy Reductions..................................
     11.8.4.   Bankruptcy Adjustments...........................................
     11.8.5.   Bankruptcy Plan Surveillance.....................................

                                   ARTICLE 12

                             Delinquency Management

Section 12.1   In General.......................................................
     12.1.1.   Servicing Practices..............................................
     12.1.2.   Servicers Capabilities..........................................
     12.1.3.   Servicing Objectives.............................................
     12.1.4.   Servicers Expenses..............................................

Section 12.2   Delinquency Servicing Procedures.................................
     12.2.1.   Late Notice......................................................
     12.2.2.   Telephonic Inquiry...............................................
     12.2.3.   Notice of Default................................................
     12.2.4.   Borrower Interview...............................................
     12.2.5.   Continuing Contacts..............................................
     12.2.6.   Property Inspection..............................................

Section 12.3   Relief of Borrowers..............................................
     12.3.1.   Servicers Role..................................................
     12.3.2.   Servicers Discretion............................................
     12.3.3.   Relief Requirement...............................................
     12.3.4.   Primary Mortgage Insurance Considerations........................
     12.3.5.   Responsibility for Costs.........................................
     12.3.6.   Forbearance Plan.................................................
     12.3.7.   Accommodation Limitations........................................
     12.3.8.   Pool Insurance Considerations....................................

Section 12.4   Special Delinquency Servicing Considerations.....................
     12.4.1.   Advance Responsibility During Delinquency........................
     12.4.2.   Primary Mortgage Insurance Compliance............................
     12.4.3.   Pool Insurance Compliance........................................

                                   ARTICLE 13

                           Foreclosure Administration

Section 13.1   Foreclosure Prerequisites........................................
     13.1.1.   Foreclosure/Alternative to Foreclosure
               Initiation.......................................................
     13.1.2.   Foreclosure Expenses.............................................
     13.1.3.   Hazardous Wastes.................................................

Section 13.2   Deed-in-Lieu of Foreclosure......................................
     13.2.1.   Conditions.......................................................
     13.2.2.   Subsequent Actions...............................................

Section 13.3   Actions Prior to Foreclosure.....................................
     13.3.1.   Notice Requirements..............................................
     13.3.2.   Initiation of Proceedings........................................
     13.3.3.   Short Sale of Defaulted Mortgage Loans in
               Lieu of Foreclosure..............................................

Section 13.4   Foreclosure Procedures...........................................
     13.4.1.   Foreclosure Expenses.............................................
     13.4.2.   Bidding Instructions.............................................
     13.4.3.   Buydown Funds Use................................................
     13.4.4.   Servicers Responsibilities......................................
     13.4.5.   Conveyance Documents.............................................

Section 13.5   Mortgage Loan Reinstatement......................................
     13.5.1.   Borrowers Full Payment..........................................
     13.5.2.   Borrowers Partial Payment.......................................
     13.5.3.   Obligations upon Reinstatement...................................
     13.5.4.   Certain Assumptions Permitted....................................

                                   ARTICLE 14

                               REO Administration

Section 14.1   General Provisions...............................................
     14.1.1.   REO Action Plan..................................................

Section 14.2   REO Servicing....................................................
     14.2.1.   REO Servicing Requirements.......................................
     14.2.2.   Servicers Responsibilities......................................
     14.2.3.   [Reserved].......................................................

Section 14.3   REO Records and Reports..........................................
     14.3.1.   Records Retention................................................
     14.3.2.   Evidence of Title................................................
     14.3.3.   REO Expenses.....................................................
     14.3.4.   REO Documents....................................................

Section 14.4   REO Marketing....................................................
     14.4.1.   REO Marketing Efforts............................................
     14.4.2.   REO Sales........................................................
     14.4.3.   Primary Mortgage Insurance Considerations........................
     14.4.4.   Master Servicer Instructions.....................................
     14.4.5.   Pool Insurance Considerations....................................

Section 14.5   REO Rehabilitation...............................................
     14.5.1.   REO Rehabilitation Requirement...................................
     14.5.2.   [Reserved].......................................................
     14.5.3.   Written Contractor Bids..........................................
     14.5.4.   Primary Mortgage Insurance Considerations........................

Section 14.6   REO Administration Failure.......................................
     14.6.1.   Servicer Removal.................................................
     14.6.2.   Servicers Continuing Obligations................................
     14.6.3.   Servicers Duty to Compensate....................................

                                   ARTICLE 15

                         Insurance and Letter of Credit

Section 15.1   General Provisions...............................................
     15.1.1.   Insurance Requirements...........................................
     15.1.2.   Uninsured Losses.................................................
     15.1.3.   Servicers Obligation to Maintain Insurance......................
     15.1.4.   Insurance Notices................................................
     15.1.5.   Default by Insurer...............................................
     15.1.6.   Insurance Carrier Rating.........................................
     15.1.7.   Insurance Carrier Licenses.......................................
     15.1.8.   Risk Exposure....................................................
     15.1.9.   Evidence of Insurance............................................

Section 15.2   Primary Mortgage Insurance.......................................
     15.2.1.   Primary Mortgage Insurance Requirement...........................
     15.2.2.   Primary Mortgage Insurance Coverage..............................
     15.2.3.   Primary Mortgage Insurer Downgrading.............................
     15.2.4.   Primary Mortgage Insurance Cancellation..........................
     15.2.5.   Primary Mortgage Insurance Claims................................

Section 15.3   Hazard Insurance.................................................
     15.3.1.   Hazard Insurance Requirement.....................................
     15.3.2.   Hazard Insurance Coverage........................................
     15.3.3.   Hazard Insurance Deductible......................................
     15.3.4.   Hazard Insurance Vacancy Coverage................................
     15.3.5.   Hazard Insurance Mortgagee Provisions............................

Section 15.4   Flood Insurance..................................................
     15.4.1.   Flood Insurance Requirement......................................
     15.4.2.   Flood Insurance Coverage.........................................
     15.4.3.   Flood Insurance Deductible.......................................

Section 15.5   Title Insurance..................................................
     15.5.1.   Servicers Obligations...........................................
     15.5.2.   Policy Custody...................................................
     15.5.3.   Title Insurance Claims...........................................

Section 15.6   Insurance Loss Settlements.......................................
     15.6.1.   Settlement Approval..............................................
     15.6.2.   Settlement Disbursements.........................................
     15.6.3.   Settlement Funds.................................................
     15.6.4.   Settlement Notice................................................
     15.6.5.   Continuing Coverage..............................................
     15.6.6.   Property Inspections.............................................

Section 15.7   Letters of Credit................................................
     15.7.1.   Letter of Credit Draws...........................................
     15.7.2.   Draws in the Event of Servicer Termination.......................

                                   ARTICLE 16

                          Condominium and PUD Insurance

Section 16.1   General Provisions...............................................
     16.1.1.   Applicability....................................................
     16.1.2.   Premiums.........................................................
     16.1.3.   Deductible Reserves..............................................
     16.1.4.   Name of Insured..................................................
     16.1.5.   Mortgagee Clause.................................................
     16.1.6.   Reconstruction Coverage..........................................

Section 16.2   Common Area Multiple Peril Insurance.............................
     16.2.1.   Common Area Multiple Peril Insurance
               Requirement......................................................
     16.2.2.   Common Area Multiple Peril Insurance Coverage....................
     16.2.3.   Common Area Multiple Peril Insurance
               Deductible.......................................................
     16.2.4.   Boiler and Machinery Coverage....................................

Section 16.3   Blanket Hazard Insurance.........................................
     16.3.1.   Blanket Hazard Insurance Requirement.............................
     16.3.2.   Blanket Hazard Insurance Coverage................................
     16.3.3.   Blanket Hazard Insurance Deductible..............................

Section 16.4   Common Area Comprehensive General Liability
               (CGL) Insurance..................................................
     16.4.1.   Common Area CGL Insurance Requirement............................
     16.4.2.   Common Area CGL Insurance Coverage...............................

Section 16.5   Owners Association Fidelity Insurance...........................
     16.5.1.   Owners Association Fidelity Insurance
               Requirement......................................................
     16.5.2.   Owners Association Fidelity Insurance
               Coverage.........................................................

Section 16.6   Blanket Flood Insurance..........................................
     16.6.1.   Blanket Flood Insurance Requirement..............................
     16.6.2.   Blanket Flood Insurance Coverage.................................
     16.6.3.   Blanket Flood Insurance Deductible...............................

                                   ARTICLE 17

                                    Advances

Section 17.1   Principal and Interest Advances..................................
     17.1.1.   P&I Advance Requirement..........................................
     17.1.2.   P&I Advance Limitation...........................................
     17.1.3.   P&I Advance Recovery.............................................
     17.1.4.   Advance During Bankruptcy and Foreclosure........................

Section 17.2   Foreclosure Advances.............................................
     17.2.1.   Foreclosure Advance Requirement..................................
     17.2.2.   Foreclosure Advance Limitation...................................
     17.2.3.   Foreclosure Advance Recovery.....................................
     17.2.4.   Foreclosure Advance Records......................................

Section 17.3   Tax & Insurance Advances.........................................
     17.3.1.   T&I Advance Requirement..........................................
     17.3.2.   T&I Advance Recovery.............................................
     17.3.3.   T&I Advance Limitation...........................................
     17.3.4.   Advance During Bankruptcy and Foreclosure........................

Section 17.4   Non-Recoverable Advances.........................................
     17.4.1.   Ordinary Recovery................................................
     17.4.2.   Final Recovery...................................................
     17.4.3.   Non-Recoverable Advance Determination............................

Section 17.5   Failure to Advance...............................................
     17.5.1.   Grounds for Termination..........................................
     17.5.2.   Servicer Reimbursement...........................................
     17.5.3.   Servicer Notification............................................

Section 17.6   Rehabilitation Advance...........................................
     17.6.1.   Rehabilitation Advance Requirement...............................
     17.6.2.   Rehabilitation Advance Limitation................................
     17.6.3.   Rehabilitation Advance Recovery..................................

Section 17.7   PMI Advances.....................................................
     17.7.1.   PMI Advance Option...............................................
     17.7.2.   PMI Advance Recovery.............................................

Section 17.8   Credit Counseling Fee Advances...................................
     17.8.1.   Credit Counseling Fee Advance Option.............................
     17.8.2.   Credit Counseling Fee Advance Recovery...........................

                                   ARTICLE 18

                             Reporting Requirements

Section 18.1   Monthly Accounting Reports.......................................
     18.1.1.   Monthly Accounting Report Requirement............................
     18.1.2.   Monthly Accounting Report Elements...............................
     18.1.3.   Automated Reports................................................
     18.1.4.   Electronic Reporting.............................................
     18.1.5.   Machine Readable Records.........................................

Section 18.2   Account Reconciliations..........................................
     18.2.1.   Reconciliation Preparation.......................................
     18.2.2.   Account Records..................................................

Section 18.3   Monthly Remittance Requirements..................................
     18.3.1.   Remittance of Funds..............................................
     18.3.2.   Servicer Compensation............................................

                               ARTICLE 19

                 Transfers and Termination of Servicing

Section 19.1   Transfer of Servicing............................................
     19.1.1.   Transfer Prohibition.............................................
     19.1.2.   Transfer Request.................................................
     19.1.3.   Servicer Liability...............................................
     19.1.4.   Master Servicers Determination..................................

Section 19.2   Termination of Servicing.........................................
     19.2.1.   Grounds for Termination..........................................
     19.2.2.   Trustee Notification.............................................
     19.2.3.   Servicer Termination.............................................
     19.2.4.   Consequences of Termination......................................
     19.2.5.   Effect of Termination............................................
     19.2.6.   Custodial Account Threshold Reduction............................
     19.2.7.   Expenses of Termination..........................................

                                   ARTICLE 20

                            Miscellaneous Provisions

Section 20.1   Amendments.......................................................
     20.1.1.   Unilateral Authority.............................................
     20.1.2.   Consensual Amendment.............................................
     20.1.3.   Trustee Notification.............................................
     20.1.4.   Trustee Disapproval..............................................

Section 20.2   General Construction.............................................
     20.2.1.   Binding Nature...................................................
     20.2.2.   Entire Agreement.................................................
     20.2.3.   Governing Law....................................................
     20.2.4.   Indulgences Not Waivers..........................................
     20.2.5.   Titles Not to Affect Interpretation..............................
     20.2.6.   Provisions Severable.............................................
     20.2.7.   Servicer an Independent Contractor...............................
     20.2.8.   Third Party Beneficiary..........................................
     20.2.9.   Counterparts.....................................................

Section 20.3   Regulation AB Compliance; Intent of Parties;
               Reasonableness...................................................

EXHIBIT A   Wells Fargo & Company Master Guarantee Agreement
            Regarding Custodial P&I Account Funds
EXHIBIT B   Form of Annual Certification
EXHIBIT C   Subservicer Information

      This Servicing Agreement, made as of this 29th day of November, 2007 (the "Agreement"), between Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Wells Fargo Bank, N.A., a national banking association, (the "Master Servicer"), recites and provides as follows:

                                   RECITALS

      WHEREAS, the Servicer is engaged in the business of servicing residential mortgage loans and the Servicer desires to be retained to service the Mortgage Loans identified on the Servicer Mortgage Loan Schedule subject to and in accordance with the terms of this Agreement; and

      WHEREAS, the Master Servicer, acting pursuant to the Pooling and Servicing Agreement related to the Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR8, will supervise, monitor and oversee the performance of the Servicer under this Agreement.

      NOW THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Master Servicer agree as follows:

                                    ARTICLE 1

                                   Definitions

   Section 1.1 Definitions.

      ACH: Automated Clearing House.

      Additional Form 10-D Disclosure: As defined in the Pooling and Servicing Agreement.

      Additional Form 10-K Disclosure: As defined in the Pooling and Servicing Agreement.

      Adjusted Tangible Net Worth: As of the date of determination thereof, the sum of: (i) Servicer's Tangible Net Worth; plus (ii) one percent (1%) of the amount of Servicer's servicing portfolio, as determined by the Master Servicer in the Master Servicer's reasonable discretion.

      Administration Disclosure: With respect to a Pledged Asset Mortgage Loan, the Pledged Asset Mortgage Loan Administration and Information Sharing Disclosure and Acknowledgment executed by the related Borrower.

      Advance: Any payment, including Credit Counseling Fee Advances, made with respect to a Mortgage Loan or the related Mortgaged Property by the Servicer from its own funds made in the nature of an advance pursuant to the provisions of this Agreement.

      Affiliate: Any person or entity controlling, controlled by or under common control with a specified entity. The term "control" means the power to direct the management and policies of a person or entity, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlling" and "controlled" shall have meanings correlative to the foregoing.

      Amounts Held for Future Distribution: As to any Remittance Date, amounts on account of (i) all Unscheduled Principal Receipts received after the last day of the Applicable Unscheduled Principal Receipt Period ending in the month of such Remittance Date and all related payments of interest on such principal prepayments and amounts received from the Servicer or a Representing Party in the month of such Remittance Date as the Purchase Price for any repurchased Mortgage Loan and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Applicable Unscheduled Principal Receipt Period: With respect to the Type 1 Mortgage Loans and both Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Mid-Month Receipt Period. With respect to the Type 2 Mortgage Loans and both Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Prior Month Receipt Period.

      Appraisal Report: A report setting forth the fair market value of a Mortgaged Property as determined by an appraiser who, at the time the appraisal was conducted, met the minimum qualifications of FNMA and FHLMC for appraisers of conventional residential mortgage loans.

      ARM Loan: A Mortgage Loan, if any, the Mortgage Interest Rate of which is subject to periodic adjustment in accordance with the terms of the related Mortgage Note.

      Assigned Letter of Credit: A Letter of Credit related to a Pledged Asset Mortgage Loan originated on or after June 14, 2002 where the named beneficiary has been changed from Wells Fargo Bank to the Trustee.

      Assignment: The document which transfers all the rights of the secured party pursuant to a Security Instrument to a transferee for valid consideration.

      Assumption: The process whereby, on sale or transfer of a legal or beneficial interest in a Mortgaged Property, the new owner of such Mortgaged Property becomes legally obligated under the terms of the related existing Security Instrument, Mortgage Note and any addenda and riders to such Security Instrument or Mortgage Note. Subsequent to the Assumption, the new owner of the property shall be deemed to be the Borrower under the related Mortgage Loan Documents.

      Balloon Amount: The remaining principal balance to be paid at maturity of a Balloon Loan by the related Borrower pursuant to the terms of the related Mortgage Note.

      Balloon Loan: A Mortgage Loan, if any, which amortizes its principal payments over a period which is longer than the stated maturity of such Mortgage Loan pursuant to the terms of the related Mortgage Note so as to require the payment of the Balloon Amount at maturity in order to retire the Mortgage Loan.

      Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

      BIF: The Bank Insurance Fund.

      Borrower: The individual obligated to repay a Mortgage Loan. (The Borrower may be the beneficiary or beneficiaries of an Illinois land trust when the Mortgaged Property is located in Illinois.)

      Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Maryland, State of Minnesota or State of Iowa or (iii) a day on which banking institutions in the City of New York, or the State of Maryland, State of Minnesota or State of Iowa are authorized or obligated by law or executive order to be closed.

      Buydown Agreement: An agreement governing the application of Buydown Funds with respect to a Mortgage Loan.

      Buydown Funds: Money advanced by a builder, seller or other interested party to reduce a Borrower's Monthly Payment during the initial years of a Mortgage Loan.

      Capitalized Advance Amount: As of any date, the amount of Advances that have been added to the unpaid principal balance of a Mortgage Loan in connection with a Servicer Modification.

      Certificate Account: A segregated custodial account established by the Master Servicer into which the Servicer shall remit funds from the related Custodial P&I Account.

      Certificates: As defined in the Pooling and Servicing Agreement.

      Certificateholders: As defined in the Pooling and Servicing Agreement.

      Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

      Commission: The United States Securities and Exchange Commission.

      Condominium Project: Real estate including the separate ownership in fee, or on a satisfactory leasehold estate, of a particular residential unit with an indivisible interest in the real estate designated for common ownership strictly by unit owners.

      Condominium Unit: A Single Family Property within a Condominium Project.

      Converted Mortgage Loan: An ARM Loan with respect to which the Borrower has complied with the applicable requirements of the related Mortgage Note to convert the related Mortgage Interest Rate to a fixed rate of interest, and the Servicer has processed such conversion.

      Co-op Shares: Shares issued by private non-profit housing corporations.

      Credit Counseling Fee Advances: With respect to a Mortgage Loan in default or as to which a default is reasonably foreseeable, fees advanced by the Servicer to an unaffiliated credit counseling organization in connection with any credit counseling services, including but not limited to counseling regarding consumer credit, money and debt management and budgeting, used to aid the Borrower of such Mortgage Loan with respect to payments on such Mortgage Loan.

      Current Value: The appraised value of the related Mortgaged Property
(a) from an Appraisal Report conducted within six (6) months of the use of such value under this Agreement or (b) determined by such other method acceptable to the Master Servicer.

      Curtailment: A partial prepayment by the Borrower of principal on a Mortgage Loan that otherwise is current, which prepayment is not accompanied by an amount representing the full amount of scheduled interest due on the related Mortgage Loan.

      Custodial Agreement: As defined in the Pooling and Servicing Agreement.

      Custodial Buydown Account: An account maintained by the Servicer specifically to hold all Buydown Funds to be applied to individual Mortgage Loans.

      Custodial PITI Account: An account maintained by the Servicer specifically to hold all PITI Funds to be applied to individual Mortgage Loans.

      Custodial Principal and Interest (P&I) Account: An account maintained by the Servicer, specifically for the collection of principal and interest, Insurance Proceeds, Liquidation Proceeds and other amounts received with respect to Mortgage Loans.

      Custodial Subsidy Account: An account maintained by the Servicer specifically to hold all Subsidy Funds to be applied to individual Mortgage Loans.

      Custodial Taxes and Insurance (T&I) Account: An account maintained by the Servicer, specifically for the payment of real estate tax assessments and insurance premiums in respect of Mortgaged Property related to Mortgage Loans.

      Custodian: The Corporate Trust Services division of Wells Fargo Bank or its successor in interest under the Custodial Agreement.

      Cut-Off Date: As specified in Article XI of the Pooling and Servicing Agreement.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

      Deficient Valuation: With respect to any Mortgage Loan the related Mortgaged Property of which is involved in a bankruptcy proceeding, the reduction by the bankruptcy court of the Unpaid Principal Balance of the Mortgage Note.

      Delinquency/Delinquent: A Delinquency with respect to a Mortgage Loan occurs, or a Mortgage Loan is Delinquent when all or part of a Borrower's Monthly Payment or, where applicable, an Escrow Item is paid after the applicable Due Date. For reporting purposes, a Delinquency that remains uncured for 30 days or more, but less than 60 days, is considered a 30-day Delinquency. A Delinquency that has been uncured for more than 60 days, but less than 90 days, is considered a 60-day Delinquency. A Delinquency that has been uncured for 90 days or more is considered a 90-day Delinquency. The foregoing shall be determined based on an assumption of a year comprised of twelve 30-day months.

      Depositor: Wells Fargo Asset Securities Corporation.

      Determination Date: The 17th day of the month in which the related Remittance Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

      Directly Operate: With respect to any REO, the direct or indirect furnishing or rendering of services to the tenants thereof, management or operation of such REO, the holding of such REO primarily for sale to customers, performance of any construction work thereon or any use of such REO in a trade or business, in each case other than with the approval of the Master Servicer; provided, however, that the Servicer shall not be considered to Directly Operate an REO solely because it establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO.

      Distribution Date: As defined in the Pooling and Servicing Agreement.

      Document Transfer Date: As defined in the Pooling and Servicing
Agreement.

      Document Transfer Event: As defined in the Pooling and Servicing
Agreement.

      Due Date: With respect to a Mortgage Loan, the day of each month on which a Monthly Payment and, where applicable, any Escrow Funds payment is due as stated in the related Mortgage Note. The Due Date for all Mortgage Loans shall be the first day of each month.

      Due-On-Sale Clause: The clause in a Security Instrument requiring the payment of the Unpaid Principal Balance of the related Mortgage Loan upon the sale of, or the transfer of an interest in, the related Mortgaged Property.

      Eligible Account: As defined in the Pooling and Servicing Agreement.

      Eligible Custodial P&I Account: As defined in Section 6.1.2.

      Eligible Investments: As defined in the Pooling and Servicing Agreement.

      Errors and Omissions Policy: An insurance policy naming the Trustee, its successors and assigns as loss payees relative to losses caused by errors or omissions of the Servicer and its personnel, including, but not limited to losses caused by the failure to pay insurance premiums or taxes, to record or perfect liens, to effect valid transfers of Mortgage Notes, or to properly service Mortgage Loans.

      Escrow Funds: All funds collected with respect to a Mortgage Loan by the Servicer to cover related Escrow Items according to the provisions of this Agreement.

      Escrow Item: An expense required to be paid by a Borrower under the related Security Instrument including, without limitation, taxes, special assessments, ground rents, water, sewer and other governmental impositions or charges that are or may become liens on the related Mortgaged Property prior to that of the related Security Instrument, as well as Hazard Insurance, Flood Insurance and Primary Mortgage Insurance premiums.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: Federal Deposit Insurance Corporation and its successors.

      FHA: The Federal Housing Administration and its successors.

      FHLMC: Federal Home Loan Mortgage Corporation and its successors.

      Fidelity Bond: An insurance policy naming the Trustee, its successors and assigns as loss payees relative to losses caused by improper or unlawful acts of the Servicer's personnel.

      Final Scheduled Maturity Date: As defined in the Pooling and Servicing Agreement.

      Final Title Condition Report. A title condition report issued by American Land Title Company, Inc., a wholly-owned subsidiary of the Servicer, evidencing that according to the records of the county in which the Mortgaged Property is located, the Security Instrument is a valid first lien on the related Mortgaged Property subject only to permitted encumbrances.

      Flood Insurance: An insurance policy insuring against flood damage to a Mortgaged Property, where required.

      FNMA: Federal National Mortgage Association and its successors.

      Form 8-K: As defined in the Pooling and Servicing Agreement.

      Form 8-K Disclosure Information: As defined in the Pooling and Servicing Agreement.

      Form 10-D: As defined in the Pooling and Servicing Agreement.

      Form 10-K: As defined in the Pooling and Servicing Agreement.

      Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

      GNMA: Government National Mortgage Association and its successors.

      GPM (or GPARM) Loan: A fixed rate Mortgage Loan or ARM Loan, if any, that provides during a portion of its term that the interest portion of the Monthly Payment on such Mortgage Loan shall be less than the full amount of interest due on such Mortgage Loan based on the related Mortgage Interest Rate.

      Gross Margin: With respect to each ARM Loan, the fixed percentage specified in the related Mortgage Note that is added to the applicable Index on each Interest Adjustment Date to determine the new Mortgage Interest Rate for such ARM Loan.

      Group: If applicable, as defined in the Pooling and Servicing Agreement.

      Hazard Insurance: A fire and casualty extended coverage insurance policy insuring against loss or damage from fire and other perils covered within the scope of standard extended hazard coverage naming the Servicer, its successors and assigns, as a mortgagee under a standard mortgagee clause, together with all riders and endorsements thereto.

      HUD: The United States Department of Housing and Urban Development and its successors.

      Index: With respect to each ARM Loan, the applicable index specified in the related Mortgage Note that is added to the related Gross Margin on each Interest Adjustment Date to determine the new Mortgage Interest Rate for such ARM Loan.

      Insurance Policy: Any insurance policy for a Mortgage Loan required hereunder, including, without limitation, Primary Mortgage Insurance, Hazard Insurance, Flood Insurance, Pool Insurance and Title Insurance policies.

      Insurance Proceeds: Proceeds from an Insurance Policy, other than such proceeds which are applied by the Borrower or held to be applied by the Borrower to the restoration of the related Mortgaged Property.

      Interest Adjustment Date: With respect to each ARM Loan, the date on which the related Mortgage Interest Rate changes in accordance with the terms of such Mortgage Note, the first of which is set forth in such Mortgage Note and on the respective Servicer Mortgage Loan Schedule.

      Letter of Credit: With respect to a Pledged Asset Mortgage Loan, a letter of credit issued by the Pledge Holder which may be drawn on by the Servicer in the event that the related Pledged Asset Mortgage Loan continues in default for 90 days.

      Liquidation: Application of full payment to a Mortgage Loan which results in the release of the lien of the related Security Instrument on any related Mortgaged Property, whether through foreclosure and sale of the related REO, condemnation, prepayment in full or otherwise, or the realization of all sums from the final disposition of the related REO, provided that when a PMI Advance is made with respect to a Mortgage Loan, for purposes of Sections 7.6, 7.7, 18.1 and 18.3, the Liquidation of a Mortgage Loan will be deemed to have occurred upon the application of all payments to the Mortgage Loan other than the Primary Mortgage Insurance proceeds covered by such PMI Advance.

      Liquidation Proceeds: The amount received or advanced by the Servicer which ultimately relates to the Liquidation of a Mortgage Loan, including any PMI Advances and amounts received by drawing on a Letter of Credit in connection with the Liquidation of a Mortgage Loan.

      Liquidation Profits: As defined in the Pooling and Servicing Agreement.

      Loan Group: If applicable, as defined in the Pooling and Servicing Agreement.

      Loan Originator: The entity that closes a Mortgage Loan in its own name.

      Loan-to-Value (LTV): The ratio that results when the Unpaid Principal Balance of a Mortgage Loan is divided by the Value of the related Mortgaged Property.

      Lost Note Affidavit: An affidavit executed by an Officer of the Servicer identifying the applicable Mortgage Note, stating that such Mortgage Note has not been located after a thorough and diligent search and agreeing to indemnify the purchaser of the Mortgage Loan against any loss from the unavailability of the original Mortgage Note. Attached to such affidavit shall be a true and correct copy of the original Mortgage Note.

      Master Servicer: Wells Fargo Bank or any successors or assigns. Initially, the maser servicing function will be performed by the Corporate Trust Services division of Wells Fargo Bank.

      Master Servicer Loan Number: A unique number assigned by the Master Servicer to each Mortgage Loan set forth in the Servicer Mortgage Loan Schedule.

      Maximum Lifetime Mortgage Interest Rate: With respect to each ARM (or GPARM) Loan, the interest rate set forth in the related Mortgage Note as the maximum Mortgage Interest Rate thereunder.

      Maximum Negative Amortization Amount: With respect to any Mortgage Loan that provides for negative amortization, the maximum principal balance which is permitted under the terms of the related Mortgage Note.

      MERS: Mortgage Electronic Registration Systems, Inc. or its designee.

      Mid-Month Receipt Period: With respect to each Remittance Date, the one month period beginning on the Determination Date occurring in the calendar month preceding the month in which such Remittance Date occurs and ending on the day preceding the Determination Date immediately preceding such Remittance Date.

      Minimum Lifetime Mortgage Interest Rate: With respect to each ARM Loan, the interest rate set forth in the related Mortgage Note as the minimum Mortgage Interest Rate thereunder, if any.

      Month End Interest: In the event that any Prepayments in Full of any Mortgage Loans are received by the Servicer after the Applicable Unscheduled Principal Receipt Period in the month in which such prepayments occurred, the lesser of (i) the aggregate of the difference for each such Mortgage Loan between the interest payment that would have been paid on such Mortgage Loan that was prepaid through the last day of the month in which such prepayment occurred and the interest payment actually received by the Servicer on such Mortgage Loan that was prepaid and (ii) the product of 1/12th of 0.20% and the aggregate of the Scheduled Principal Balance of all the Mortgage Loans serviced hereunder.

      Month End Interest Shortfall: The excess of the amount described in clause (i) of the definition of Month End Interest over the amount described in clause (ii) of the definition thereof.

      Monthly Accounting Reports: The reports due from the Servicer on a monthly basis (in the case of Type 2 Mortgage Loans, due no later than the tenth calendar day of the month, or the preceding Business Day if the tenth day is not a Business Day and, in the case of Type 1 Mortgage Loans, due no later than the 18th calendar day of the month, or the preceding Business Day if the 18th day is not a Business Day) relative to all Mortgage Loans serviced by the Servicer, which reports are required to be submitted to the Master Servicer.

      Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest due in the applicable month under the terms of the related Mortgage Note.

      Monthly Remittance: The Servicer's aggregate payment due each month to the Certificate Account as specified in Section 18.3.1.

      Mortgage Interest Rate: The interest rate payable by the Borrower on a Mortgage Loan according to the terms of the Mortgage Note which, in the case of ARM Loans, may be adjusted periodically as provided in such Mortgage Note.

      Mortgage Loan: A mortgage loan identified on the Servicer Mortgage Loan Schedule. "Mortgage Loan" includes all of the Trustee's right, title and interest in and to such Mortgage Loan, including, without limitation, the related Mortgage Loan Documents and all other material and information collected by the Servicer in connection with the Mortgage Loan including Monthly Payments, Liquidation Proceeds, Insurance Proceeds and all other rights, benefits and proceeds arising from or in connection with such Mortgage Loan.

      Mortgage Loan Documents. With respect to a Mortgage Loan, the documents to be delivered to the Custodian pursuant to Section 2.01 of the Pooling and Servicing Agreement, and all other documents described in Article 9 hereof.

      Mortgage Loan Purchase Agreement: As defined in the Pooling and Servicing Agreement.

      Mortgage Note: A manually executed written instrument evidencing the related Borrower's promise to repay a stated sum of money, plus interest, to the related Loan Originator by a specific date according to a schedule of monthly principal and interest payments.

      Mortgage Note Assumption Rider: A rider attached to a Mortgage Note which states the terms upon which an Assumption may occur, including, but not limited to, consent in writing by the insurer under any Primary Mortgage Insurance Policy with respect to the related Mortgage Loan.

      Mortgage Pass-Through Certificates: The specific series of Wells Fargo Asset Securities Corporation, mortgage pass-through certificates specified on page 1 of this Agreement.

      Mortgaged Property: Land, improvements thereon and other property subject to the lien of a Security Instrument, which may include Co-op Shares or residential long-term leases, securing repayment of the debt evidenced by the related Mortgage Note.

      Mortgagee: The secured party to which a Security Instrument initially grants a lien on the related Mortgaged Property.

      Net Mortgage Interest Rate: With respect to a Mortgage Loan, the difference between (a) the Mortgage Interest Rate on such Mortgage Loan and
(b) the Servicing Fee Percentage.

      Non-Assigned Letter of Credit: A Letter of Credit where the named beneficiary is Wells Fargo Bank.

      Non-Recoverable Advance: Any amount previously advanced by the Servicer with respect to a Mortgage Loan which the Servicer has determined, pursuant to the terms of this Agreement, not to be recoverable from Insurance Proceeds, Liquidation Proceeds or other payments with respect to such Mortgage Loan.

      Notice of Periodic Adjustment: With respect to each ARM Loan, a notice provided to the Borrower of any changes or adjustments to the related Mortgage Interest Rate or the related Monthly Payment.

      Officer: An officer of a corporation or a principal of a partnership, who is authorized to execute documents on behalf of his corporation or partnership, respectively.

      Officer's Certificate: A certificate signed by the Chairman of the Board or a Vice President or an Assistant Vice President and certified by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Master Servicer as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Master Servicer, and who may be in-house or outside counsel to the Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation, or status for tax purposes, of the Trustee.

      Owner Mortgage Loan File: With respect to each Mortgage Loan, a file maintained by the Custodian for such Mortgage Loan, which file contains the documents specified in Section 2.01(a) of the Pooling and Servicing Agreement, as well as any other documents required to be added to the Owner Mortgage Loan File pursuant to the Pooling and Servicing Agreement.

      P&I Advance: An advance by the Servicer of any principal and interest payments not timely paid by the related Borrower (other than with respect to a Balloon Loan, any amounts of principal payments in respect of Balloon Amounts) to ensure that there are sufficient funds to cover the Monthly Remittance on each Remittance Date.

      Partial Liquidation Proceeds: As to any Remittance Date, Liquidation Proceeds received by the Servicer on a Mortgage Loan during the related Partial Liquidation Receipt Period other than those Liquidation Proceeds received during such Partial Liquidation Receipt Period which result from the complete and final Liquidation of such Mortgage Loan.

      Partial Liquidation Receipt Period: As to any Remittance Date, the period from and including the Determination Date occurring in the month preceding the month of such Remittance Date (or, in the case of the first Remittance Date, from and including the Cut-off Date) to but not including the Determination Date occurring in the month of such Remittance Date.

      Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

      Payment Adjustment Date: With respect to each ARM Loan, the date on which the Borrower's Monthly Payment changes in accordance with the terms of the related Mortgage Note.

      Periodic Payment Cap: With respect to an ARM Loan, the limit on the percentage increase that may be made on the related Monthly Payment on any Payment Adjustment Date, as set forth in the related Mortgage Note.

      Periodic Rate Cap: With respect to an ARM Loan, the limit, expressed as incremental percentage points, on the increase or decrease that may be made to the related Mortgage Interest Rate on any Interest Adjustment Date from such Mortgage Interest Rate immediately prior to such Interest Adjustment Date, as set forth in the related Mortgage Note.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust or unincorporated organization.

      PITI Funds: Funds contributed by a builder on behalf of a Borrower in order to reduce the payments required from the Borrower for a specified period in specified amounts.

      PITI Loan: A Mortgage Loan, if any, as to which a builder makes payments of principal, interest, taxes and/or insurance on behalf of the Borrower for a specified period of time.

      Pledge Holder: The entity which issued a Letter of Credit.

      Pledged Asset Mortgage Loan : A Mortgage Loan as to which, at the time of origination, a Letter of Credit was issued in favor of the initial holder of such Mortgage Loan.

      PMI Advance: As defined in Section 17.7.1.

      Pool Insurance: An insurance policy insuring against certain credit risk losses on certain Mortgage Loans up to a certain amount.

      Pool Insurer: With respect to any Mortgage Loan, the insurer under the Pool Insurance policy relating to such Mortgage Loan.

      Pooling and Servicing Agreement: The pooling and servicing agreement among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, the Trustee, and, if applicable, the Trust Administrator, relating to the issuance of the Mortgage Pass-Through Certificates.

      Preliminary Title Report: A report issued by a title insurance company in anticipation of issuing a Title Insurance policy which evidences existing liens and gives a preliminary opinion as to the absence of any encumbrance on title to a Mortgaged Property, except liens to be removed on or before purchase or refinance, as the case may be, by the Borrower and Permitted Encumbrances.

      Prepayment In Full: With respect to any Mortgage Loan, any payment by the Borrower in the amount of the outstanding principal balance of such Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

      Primary Mortgage Insurance: Insurance obtained from a Primary Mortgage Insurer which insures the holder of a Mortgage Note against loss in the event the related Borrower defaults under such Mortgage Note or the related Security Instrument, including all riders and endorsements thereto.

      Primary Mortgage Insurer: With respect to any Mortgage Loan, the insurer under the Primary Mortgage Insurance policy relating to such Mortgage Loan.

      Prior Month Receipt Period: With respect to each Remittance Date, the calendar month preceding the month in which such Remittance Date occurs.

      Property Inspection Report: A report, submitted by the Servicer to the Master Servicer, describing the related Mortgaged Property.

      Prospectus: As defined in the Pooling and Servicing Agreement.

      Prudent Servicing Practices: Such practices observed generally by servicers in discharging their servicing obligations in a prudent manner in accordance with industry standards for mortgage loans similar to the Mortgage Loans.

      PUD (Planned Unit Development): A parcel of real estate that contains property and improvements owned and maintained by a homeowners' association, corporation or trust for the enjoyment and use of individual PUD Unit owners within that parcel of land. The shared portions of the parcel are known as common property.

      PUD Unit: A single family residential property within a PUD.

      Purchase Price: With respect to any Mortgage Loan required to be purchased by the Servicer pursuant to Section 5.1.3 or Section 8.3.2 hereof, an amount equal to (a) the Unpaid Principal Balance of the Mortgage Loan, plus (b) accrued interest thereon at the Mortgage Interest Rate through the last day of the month in which the purchase occurs, and, if the Servicer is the entity paying the Purchase Price, minus (c) any unreimbursed advances of principal and interest made by the Servicer on such Mortgage Loan and any outstanding Servicing Fee owed with respect to such Mortgage Loan. Further, in connection with any such purchase of a Mortgage Loan as a result of a breach of a representation or warranty under this Agreement, the Servicer shall provide the Trustee with an indemnity, in form and substance satisfactory to the Master Servicer, against additional costs, expenses and taxes arising out of the repurchase. With respect to any Mortgage Loan purchased or repurchased from the Trustee pursuant to an agreement other than this Agreement, the purchase price specified in such other agreement.

      Rating Agency: As defined in the Pooling and Servicing Agreement.

      Real Estate Owned (REO): Any Mortgaged Property the title to which is acquired on behalf of the Trustee through foreclosure, deed-in-lieu of foreclosure, abandonment or reclamation from bankruptcy in connection with a defaulted Mortgage Loan.

      Realized Loss: As to any defaulted Mortgage Loan, any loss realized by the Trustee of such Mortgage Loan as calculated pursuant to Section 7.7 hereof.

      Recovery : As defined in the Pooling and Servicing Agreement.

      Reference Bank: Wells Fargo Bank, N.A. or if such entity is no longer lending money or no longer quoting a prime rate, such other entity as the Master Servicer may specify by written notice to the Servicer.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been publicly provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the Servicer, as set forth on Exhibit R to the Pooling and Servicing Agreement. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Subcontractor or Subservicer engaged by the Servicer, the term "Relevant Servicing Criteria" refers to the portion of the Relevant Servicing Criteria applicable to the Servicer insofar as the functions required to be performed by the Servicer are to be performed by the Subcontractor or Subservicer, as applicable.

      REMIC: The segregated pool or pools of assets designated as one or more real estate mortgage investment conduits, within the meaning of the REMIC Provisions, pursuant to the Pooling and Servicing Agreement.

      REMIC Provisions: The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time and including any proposed legislation or regulations which, as proposed, would have an effective date prior to enactment thereof.

      Remittance Date: The 24th day of each month (or the preceding Business Day if the 24th day is not a Business Day). Each month, the Servicer must transfer all required funds from the Custodial P&I Account to the Certificate Account on or before the Remittance Date.

      Rents from Real Property: With respect to any REO, gross income of the character described in Section 856(d) of the Code (generally, rent for the use of real property, the amount of which is not dependent, in whole or in part, upon the income or profit of any person, including certain payments for certain services and personal property incidental to and customarily provided in connection with the rental of such real property.)

      REO Disposition: The receipt by the Servicer of Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) from the sale or other disposition of the REO.

      REO Disposition Period: The period of time in which the Servicer shall dispose or cooperate with the Trustee in disposing of an REO as set forth in
Section 14.4.2.

      Reportable Event: As defined in the Pooling and Servicing Agreement.

      Representing Party: A Person that has transferred Mortgage Loans, directly or through one or more intermediaries, to the Trustee pursuant to an agreement for the sale of Mortgage Loans pursuant to which a Representing Party has made representations and warranties with respect to certain Mortgage Loans, and under which the Trustee, its successors and assigns has recourse against such Representing Party for any breach thereunder with respect to such Mortgage Loans.

      Retained Mortgage Loan File: A file for each Mortgage Loan maintained by the Servicer prior to any Document Transfer Date and by the Custodian after any Document Transfer Date that contains the documents specified in
Section 2.01(b) of the Pooling and Servicing Agreement and any additional documents required to be added to the Retained Mortgage Loan File pursuant to the Pooling and Servicing Agreement.

      SAIF: The Savings Association Insurance Fund.

      Sarbanes-Oxley Certification: As defined in the Pooling and Servicing Agreement.

      Scheduled Principal Balance: With respect to each Mortgage Loan (or related REO), the principal balance of such Mortgage Loan as of the applicable Due Date calculated by taking into account the application of any Monthly Payments due on or before such Due Date (whether or not such Monthly Payments were received from the Borrower), and Curtailments, Insurance Proceeds or Liquidation Proceeds, and Realized Losses received or realized by the Servicer prior to such Due Date.

      Securities Act: The Securities Act of 1933, as amended.

      Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property. A Security Instrument may be in the form of a mortgage, deed of trust, deed to secure debt or security deed, including any riders and addenda thereto.

      Servicer: Wells Fargo Bank, the entity that has entered into this Agreement with the Master Servicer and any successors or assigns of Wells Fargo Bank. Initially the servicing functions will be performed by the Wells Fargo Home Mortgage division of Wells Fargo Bank.

      Servicer Loan Mortgage Number: A unique number assigned by the Servicer to a Mortgage Loan.

      Servicer Modification: A permanent modification to the terms of a Mortgage Loan, in accordance with the terms of Section 12.3.6, as to which the Mortgagor is in default or as to which, in the judgment of the Servicer, default is reasonably foreseeable.

      Servicer Mortgage Loan File: A file maintained by the Servicer for each Mortgage Loan that contains the documents specified in Section 9.2 hereof, as well as any other documents that come into the Servicer's possession with respect to a Mortgage Loan.

      Servicer Mortgage Loan Schedule: The Mortgage Loans on the Mortgage Loan Schedule (as defined in the Pooling and Servicing Agreement) that are serviced by the Servicer.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      Servicing Fee: For each Mortgage Loan, the compensation due the Servicer in an amount equal to the product of (i) one-twelfth of the Servicing Fee Percentage and (ii) the Scheduled Principal Balance of the Mortgage Loan as of the immediately preceding Due Date (without taking into account any payment of principal due on such Due Date).

      Servicing Fee Percentage: With respect to each Mortgage Loan, the percentage specified on the Servicer Mortgage Loan Schedule.

      Single Family Property: A one-unit residential property.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

      Subservicer: Any Person that services the Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

      Subsidy Funds: Funds contributed by the employer of a Borrower in order to reduce the payments required from the Borrower for a specified period in specified amounts.

      Subsidy Loan: A Mortgage Loan, if any, subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Borrower will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Borrower.

      Tangible Net Worth: As of the date of determination thereof, the par value (or value stated on the Servicer's books) of the capital stock of all classes of the Servicer, plus, or minus in the case of a deficiency, the amount of paid in capital and retained earnings of the Servicer, all determined in accordance with generally accepted accounting principles as are then in effect. The Master Servicer may exclude assets that are unacceptable, in the Master Servicer's reasonable discretion, from the determination of the Servicer's Tangible Net Worth.

      T&I Advance: An advance by the Servicer of any taxes and insurance premiums due with respect to any Mortgage Loan.

      Threshold Amount: With respect to any Custodial P&I Account, (i) $100,000 or, in the case of any Eligible Custodial P&I Account, the aggregate amount on deposit therein (i.e., an unlimited amount); or (ii) after any notice has been given pursuant to Section 19.2.6, the amount specified in such notice.

      Title Insurance: An American Land Title Association (ALTA) mortgage loan title policy form 1970, or other form of Title Insurance Policy acceptable to FNMA or FHLMC, including all riders and endorsements thereto, insuring that the Security Instrument constitutes a valid first lien on the related Mortgaged Property subject only to permitted encumbrances.

      Transfer of Ownership: Includes, but is not limited to, the conveyance of a Mortgaged Property, whether legal or equitable, voluntary or involuntary, by any of the following methods:

      (a) outright sale;
      (b) deed;
      (c) installment sale contract;
      (d) land contract;
      (e) contract for deed;
      (f) leasehold interest with the term greater than three years;
      (g) lease with option to purchase;
      (h) land trust; or
      (i) any other conveyance of an interest in real property, including those involving secondary financing.

      Trust: The trust created by the Pooling and Servicing Agreement.

      Trust Administrator: If applicable, the trust administrator specified in the Pooling and Servicing Agreement, its successors and assigns.

      Trustee: The trustee specified in the Pooling and Servicing Agreement, its successors and assigns.

      Type 1 Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Type 1 Mortgage Loans.

      Type 2 Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Type 2 Mortgage Loans.

      Unpaid Principal Balance: With respect to any Mortgage Loan, the outstanding principal balance payable by the Borrower under the terms of the Mortgage Note.

      Unscheduled Principal Receipt: Any Mortgagor payment or other recovery of principal on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment, including, without limitation, prepayments of principal (whether full or partial), Liquidation Proceeds, Partial Liquidation Proceeds, Insurance Proceeds, proceeds of REO Dispositions, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the mortgagor in accordance with the terms of the Mortgage Loan Documents or Prudent Servicing Practices and excluding any proceeds of a repurchase of a Mortgage Loan by the Servicer or a Representing Party.

      Value: The lesser of the appraised value or sales price of the related Mortgaged Property at the time the Mortgage Loan is closed. For a refinanced Mortgage Loan, the Value of the related Mortgaged Property is its appraised value at the time the refinanced Mortgage Loan is closed.

      Wells Fargo Bank: Wells Fargo Bank, N.A., or its successor in interest.

                                    ARTICLE 2

                                  Construction

   Section 2.1  Legal Construction

      2.1.1. Compliance with Applicable Law. The obligations of the Servicer pursuant to this Agreement shall at all times be performed in compliance with all applicable laws.

      2.1.2. Potential Conflict. If any obligation of the Servicer pursuant to this Agreement shall give rise to a potential conflict with applicable law, such obligation shall be construed so as to (a) comply with all applicable laws and (b) effectuate with respect to such obligations, to the fullest extent permitted by law, the intention of the parties hereto as expressed in this Agreement.

      2.1.3. Consistent Legal Compliance. The fact that certain provisions of this Agreement contain language which expressly requires compliance with all applicable laws, shall not give rise to an implication that other provisions, which do not expressly include such language, operate in derogation of the requirement for such legal compliance.

      2.1.4. General Interpretive Rules. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
(ii) reference herein to "Article", "Section", "Clause", and other subdivisions, and to "Exhibits", without reference to a document, are to designated Articles, Sections, Clauses and other subdivisions of, and to Exhibits to, this Agreement; (iii) reference to a Clause without further reference to a Section is a reference to such Clause as contained in the same
Section in which the reference appears, and this rule shall also apply to other subdivisions; (iv) "including" means "including but not limited to";
and (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

      2.1.5. Construction of Provisions. Although certain provisions of this Agreement contain express language which precludes the Servicer's recovery of, or reimbursement for, expenses incurred hereunder, no inference to the contrary shall be drawn from absence of such, or similar, language in any other provision hereof regarding expenses.

   Section 2.2  Servicer Practices

      2.2.1. Prudent Servicing Practices. Where not inconsistent with the provisions of this Agreement, the Servicer shall at all times perform its obligations hereunder in accordance with Prudent Servicing Practices, which shall not be less exacting than the Servicer employs and exercises in servicing and administering mortgage loans for its own account, or for the account of FNMA or FHLMC, including exploring alternatives to foreclosure to mitigate Realized Losses.

      2.2.2. Non-Discrimination Practices. The Servicer shall at all times perform its obligations under this Agreement so as to (a) treat Borrowers on the basis of their individual merits and (b) not discriminate against Borrowers on the basis of their race, creed or national origin.

   Section 2.3  General Provisions

      2.3.1. Servicer's Agreement. The Servicer agrees with the Master Servicer to service the Mortgage Loans in accordance with the provisions of this Agreement and, to the extent of any instructions of the Master Servicer that are given, such instructions and, subject to the provisions hereof and without any further instruction by the Master Servicer except as shall be expressly provided for herein, shall have full power and authority to do all things necessary in connection therewith.

      2.3.2. Term of Agreement. Except as otherwise provided herein, the duties, responsibilities and obligations to be performed and carried out by the Servicer under this Agreement shall commence upon the execution of this Agreement and shall continue until (a) each Mortgage Loan is (i) liquidated or (ii) otherwise paid in full, (b) all payments related thereto are remitted in accordance with this Agreement, and (c) all obligations hereunder related thereto are discharged.

      2.3.3. Amended Mortgage Loan Schedule. From time to time as additional Mortgage Loans are transferred to be serviced hereunder by the Servicer, the Servicer Mortgage Loan Schedule shall be amended by the Master Servicer to include the new Mortgage Loans. Due to defects in documentation and for other reasons, certain Mortgage Loans referred to in the Servicer Mortgage Loan Schedule may be deleted and other Mortgage Loans may be added. The Servicer hereby agrees to any such addition and/or deletion of any Mortgage Loans and, in the event any Mortgage Loans are added and/or deleted from the Servicer Mortgage Loan Schedule, the Servicer authorizes the Master Servicer to amend the Servicer Mortgage Loan Schedule. The Master Servicer shall provide the Servicer with the corrected and updated Servicer Mortgage Loan Schedule.

      2.3.4. Assignment and Replacement. The Servicer acknowledges and agrees that in the event that the Master Servicer resigns as Master Servicer under this Agreement, any successor master servicer has the right to assume the Master Servicer's rights and obligations and to enforce the Servicer's obligations under this Agreement.

      2.3.5. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

            (a)   if to the Master Servicer:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Director of Master Servicing

            (b)   if to the Servicer:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention: John Brown, MAC X2302-033
                  Fax: 515-324-3118

                  with a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  Des Moines, Iowa 50328-0001
                  Attention: General Counsel, MAC X2401-06T

            (c)   if to the Custodian:

                  Wells Fargo Bank, N.A.
                  1015 10th Avenue South East
                  Minneapolis, Minnesota 55414
                  Attention: WFMBS 2007-AR8

            (d)   if to the Trustee:

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Corporate Trust

            (e)   if to the Depositor:

                  5325 Spectrum Drive
                  Frederick, Maryland 21703
                  Attention: Structured Finance

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

      2.3.6. Change of Accountants. During the term of this Agreement, the Servicer shall not change, or make any substitution of, its certified public accountants except upon written notice to the Master Servicer given 30 days prior to such change or substitution.

                                    ARTICLE 3

                                REMIC Compliance

   Section 3.1  General

      3.1.1. Applicability. The provisions of this Article 3 apply to all the Mortgage Loans or Mortgaged Property unless the Mortgage Loan has not been transferred (or been identified for a future transfer) to an entity with respect to which an election to be characterized as a REMIC has been (or is expected to be) made.

      3.1.2. Modifications of Mortgage. With the prior written consent of the Master Servicer, the Servicer may modify the terms of a Mortgage Loan which is in default or a Mortgage Loan as to which default is reasonably foreseeable; provided, however, that (i) such modification may not reduce the amount of principal owed under the related Mortgage Note or permanently reduce the Mortgage Interest Rate for such Mortgage Loan or extend the final maturity date with respect to any Mortgage Loan beyond the Final Scheduled Maturity Date for the Certificates, or if the Mortgage Loans are divided into two or more Loan Groups, the Final Scheduled Maturity Date for the Certificates in the related Group and (ii) the Servicer and the Master Servicer have determined that such modification is likely to increase the proceeds of such Mortgage Loan over the amount expected to be collected pursuant to foreclosure. Notwithstanding anything to the contrary in this Agreement, the Servicer shall not permit any modification of any material term of a Mortgage Loan (including the Mortgage Interest Rate, the principal balance, the amortization schedule, or any other term affecting the amount or timing of payments on the Mortgage Loan) where such modification is not the result of a default or as to which default is reasonably foreseeable under the Mortgage Loan unless the Master Servicer has consented thereto and the Servicer has received an Opinion of Counsel or a ruling from the Internal Revenue Service (at the expense of the Servicer or the party making the request of the Servicer to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes or a disposition of the modified Mortgage Loan and that such modification is permitted under the REMIC Provisions. The Servicer shall be responsible for the determination that any extension of the maturity date of a Mortgage Loan complies with this paragraph.

      3.1.3. Indemnification with Respect to Certain Taxes and Loss of REMIC Status. In the event that the REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Trustee, the Trust Administrator (if applicable), the Master Servicer and the holders of the related Certificates against any and all losses, claims, damages, liabilities or expenses ("REMIC Failure Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such REMIC Failure Losses attributable to the action or inaction of the Master Servicer or the holders of such Certificates nor for any such REMIC Failure Losses resulting from misinformation provided by the Master Servicer on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the other holders of the Certificates now or hereafter existing at law or in equity.

   Section 3.2  REO Qualification

      3.2.1. Foreclosure Property. Notwithstanding any other provision of this Agreement, the Servicer, shall not rent, lease, or otherwise earn income on behalf of the REMIC with respect to any REO which might cause such REO to fail to qualify as "foreclosure" property within the meaning of section 860G(a)(8) of the Code (e.g., rent based upon the earnings of the lessee) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of section 860F(a)(2) of the Code (e.g., income attributable to any asset which is not a qualified mortgage, a cash flow or reserve fund investment, or personal property not incidental to the REO) or any "net income from foreclosure property" which is subject to tax under the REMIC Provisions unless the Master Servicer has received an Opinion of Counsel (at the Servicer's expense) to the effect that, under the REMIC Provisions and (where appropriate, any relevant proposed legislation) any income generated for the REMIC by the REO would not result in the imposition of a tax upon the REMIC. In general, the purpose of this Section 3.2 and the REMIC Provisions (which this section is intended to implement) is to ensure that the income earned by the REMIC is passive type income such as interest on mortgages and passive type rental income on real property.

      3.2.2. Foreclosure Property Qualification Restrictions. Without limiting the generality of the foregoing, the Servicer shall not:

      (a) permit the REMIC to enter into, renew or extend any lease with respect to any REO, if the lease by its terms will give rise to any income that does not constitute Rents from Real Property;

      (b) permit any amount to be received or accrued under any lease other than amounts that will constitute Rents from Real Property;

      (c) authorize or permit any construction on any REO, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

      (d) Directly Operate or allow any other Person to Directly Operate, any REO on any date more than 90 days after its acquisition date, other than through an "independent contractor," within the meaning of Section 856(e) of the Code;

unless, in any such case, the Servicer has requested and received an Opinion of Counsel (at the Servicer's expense) to the effect that such action will not cause such REO to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the REMIC, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

      3.2.3. REO Disposition. Within 30 days following an REO Disposition, the Servicer shall provide to the Master Servicer a statement of accounting for the related REO, including without limitation, (i) the loan number of the related Mortgage Loan, (ii) the date such Mortgaged Property was acquired in foreclosure or by deed in lieu of foreclosure, (iii) the date of REO Disposition, (iv) the gross sales price and related selling and other expenses, (v) accrued interest calculated from the date of acquisition to the disposition date and (vi) such other information as the related trustee may reasonably request.

   Section 3.3  Prohibited Transactions and Activities

      3.3.1. Mortgage Loan Disposition Restriction. The Servicer shall not permit the sale, disposition or substitution for any of the Mortgage Loans (except in a disposition pursuant to (i) the foreclosure or default of a Mortgage Loan, (ii) the bankruptcy or insolvency of the REMIC, (iii) the termination of the REMIC in a "qualified liquidation" or "clean-up" call as defined in Section 860F of the Code or (iv) a substitution of a Qualifying Substitution Mortgage Loan as permitted under the REMIC Provisions), nor acquire any assets for the REMIC, after the startup day of the REMIC, nor sell or dispose of any investments in any of the accounts established by the Servicer for the REMIC for gain, nor accept any contributions to the REMIC (other than certain cash contributions permitted by Section 860G(c) of the Code) unless it has received an Opinion of Counsel (at the expense of the Person requesting the Servicer to take such action) to the effect that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of the REMIC as a REMIC or of the Certificates, other than the Certificates representing the residual interest in the REMIC, as the regular interests therein within the meaning of the REMIC Provisions, (b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the REMIC (except pursuant to the provisions of this Agreement) or (d) cause the REMIC to be subject to a tax on "prohibited transactions" or "prohibited contributions" pursuant to the REMIC Provisions.

      3.3.2. Personal Property. The Servicer shall not acquire any personal property relating to any Mortgage Loan unless either:

      (a) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Servicer; or

      (b) the Servicer shall have requested and received an Opinion of Counsel, at the expense of the Servicer, to the effect that the holding of such personal property by the REMIC will not cause the imposition of a tax on the REMIC under the REMIC Provisions or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

   Section 3.4  Eligible Investments

      3.4.1. Custodial Account. Funds in any custodial accounts established by the Servicer and maintained in respect of the REMIC may be invested and, if invested, shall be invested in Eligible Investments selected by the Servicer which shall mature not later than the Business Day immediately preceding the next Remittance Date, and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the REMIC or its nominee. All income and gain realized from any such investment shall be, as long as the Servicer is servicing the Mortgage Loans held by the REMIC, for the benefit of the Servicer as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the relevant account by the Servicer out of its own funds immediately as realized. The foregoing requirements for deposit in such account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in such account and, as long as the Servicer is servicing the Mortgage Loans held by the REMIC, payments in the nature of prepayment fees, late payment charges, assumption fees or any similar fees customarily associated with the servicing mortgage loans paid by any mortgagor need not be deposited by the Servicer in such account and may be retained by the Servicer as additional servicing compensation. If the Servicer deposits in such account any amount not required to be deposited therein, it may at any time withdraw such amount, any provision herein to the contrary notwithstanding.

      3.4.2. Escrow Account. Subject to the terms of the related Mortgage Notes and Security Instrument, and further subject to applicable law, any funds in any escrow account shall be invested in Eligible Investments that mature prior to the date on which payments have to be made out of the related escrow account and any such Eligible Investment shall not be sold or disposed of prior to its maturity; provided that, if any loss is incurred on any such investment, the Servicer shall cover such loss by making a deposit into the appropriate escrow account out of its own funds in the amount of such loss. Withdrawals from any escrow account may be made (to the extent amounts have been escrowed for such purpose and to the extent permitted by the related Security Instrument and Mortgage Note) only (i) to effect timely payment of Escrow Items in connection with the related Mortgage Loan, (ii) to reimburse the Master Servicer or Servicer out of related collections for advances with respect to Escrow Items, (iii) to refund to any mortgagors any sums determined to be overages, (iv) to pay interest, if any, owed to mortgagors on such account to the extent required by law, (v) for application to restoration or repair of the Mortgaged Property, (vi) to clear and terminate the escrow account on the termination of this Agreement or (vii) to remove funds placed in such escrow account in error. The Servicer shall be entitled to all investment income on any escrow account not required to be paid to mortgagors pursuant to the preceding sentence.

                                    ARTICLE 4

                             Servicer Considerations

   Section 4.1  Servicer Eligibility Standards

      To service Mortgage Loans under this Agreement the Servicer must satisfy the eligibility standards set forth in this Section 4.1 initially and at all times thereafter.

      4.1.1. Regulatory Approvals and Licensing. The Servicer must be:

      (a) FNMA or FHLMC approved and in good standing;

      (b) a HUD approved mortgagee in good standing;

      (c) in compliance with all applicable capital requirements and other requirements from time to time specified by any governmental agency or quasi-governmental authority having jurisdiction over the Servicer; and

      (d) properly licensed to service the Mortgage Loans in all relevant jurisdictions where such licenses are required.

      4.1.2. Net Worth and Portfolio Requirements.

      (a) The Servicer must maintain a Tangible Net Worth of at least
   $1,000,000.

      (b) The Servicer must maintain an Adjusted Tangible Net Worth of at least $1,000,000.

      (c) The Servicer must maintain a servicing portfolio of at least $1,000,000,000.

      4.1.3. Auditor's Opinion; Other Annual Reports and Exchange Act Reporting. (a) For so long as the Mortgage Loans are master serviced by the Master Servicer, the Servicer shall provide, or cause to be provided in the case of clause (iii), to the Master Servicer, no later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, the following:

      (i) a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address, at a minimum, each of the Servicing Criteria applicable to the Servicer, as specified in the table in Exhibit R to the Pooling and Servicing Agreement;

      (ii) a report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. If requested by the Master Servicer or the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's Registration Statement on Form S-3 relating to the Certificates and the Trust's Form 10-K; and

      (iii) an assessment of compliance and accountants' attestation described in paragraphs (i) and (ii) of this Section 4.1.3(a) with respect to each Subservicer, and each Subcontractor determined by the Servicer pursuant to
   Section 4.1.4(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 4.1.3(a)(iii) shall address each of the Relevant Servicing Criteria. An assessment of compliance provided by a Subcontractor pursuant to Section 4.1.3(a)(iii) need not address any elements of the Servicing Criteria applicable to it other than those specified by the Servicer pursuant to Section 4.1.4(b).

      (c) On or before March 5 of each calendar year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, the Servicer shall deliver to the Master Servicer a certificate signed by an authorized officer of the Servicer, for the benefit of the Master Servicer and its officers, directors and affiliates in the event that the Master Servicer is required under the Pooling and Servicing Agreement to file a Sarbanes-Oxley Certification directly with the Commission in connection with the securitization of the Mortgage Loans (the "Transaction"), a certification in the form attached hereto as Exhibit B.

      The foregoing certification shall also be given upon thirty (30) days written request by the Master Servicer in connection with any additional Sarbanes-Oxley Certifications directly filed by the Master Servicer involving the Mortgage Loans. The Servicer acknowledges that the Master Servicer may rely on the certification provided by the Servicer pursuant to this Section 4.1.3(c) in signing a Sarbanes-Oxley Certification and filing such with the Commission. The Master Servicer will not request delivery of a certification under this
Section 4.1.3(c) unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Transaction.

      (d) On or before March 5 of each calendar year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, the Servicer shall (i) deliver to the Master Servicer a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Servicer, to the effect that
(A) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such officer's supervision, and
(B) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof and (ii) cause each Subservicer to deliver to the Master Servicer a statement of compliance addressed to the Master Servicer and signed by an authorized officer of the Subservicer, to the effect that (A) a review of the Subservicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the applicable agreement during such period has been made under such officer's supervision, and
(B) to the best of such officers' knowledge, based on such review, the Subservicer has fulfilled all of its obligations under the applicable agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      (e) For so long as the Mortgage Loans are master serviced by the Master Servicer, the Servicer shall provide to the Master Servicer, no later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, financial statements for the most recently closed fiscal year, together with an unqualified opinion thereon of an independent certified public accountant who is a member of the American Institute of Certified Public Accountants, unless the Master Servicer, in its reasonable discretion, decides to waive this requirement regarding qualification.

      (f) Within five (5) calendar days after a Distribution Date, the Servicer shall provide to the Master Servicer, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Master Servicer and the Servicer, the form and substance of any Additional Form 10-D Disclosure applicable to the Servicer, as indicated in the table in Exhibit S to the Pooling and Servicing Agreement. The Servicer acknowledges that the performance by the Master Servicer of its duties under Section 3.12(a) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-D is contingent upon the Servicer strictly observing all applicable deadlines in the performance of its duties under this Section 4.1.3(f).

      (g) No later than March 5 (with a 10 calendar day cure period, but in no event later than March 15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in March 2008, the Servicer shall provide to the Master Servicer, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Master Servicer and the Servicer, the form and substance of any Additional Form 10-K Disclosure applicable to the Servicer, as indicated in the table in Exhibit T to the Pooling and Servicing Agreement. The Servicer acknowledges that the performance by the Master Servicer of its duties under Section 3.12(b) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-K is contingent upon the Servicer strictly observing all applicable deadlines in the performance of its duties under this Section 4.1.3(g).

      (h) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event applicable to the Servicer, the Servicer shall provide to the Master Servicer, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Master Servicer and the Servicer, the form and substance of any Form 8-K Disclosure Information applicable to the Servicer, as indicated in the table in Exhibit U to the Pooling and Servicing Agreement. The Servicer acknowledges that the performance by the Master Servicer of its duties under Section 3.12(c) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 8-K is contingent upon the Servicer strictly observing all applicable deadlines in the performance of its duties under this Section 4.1.3(h).

      (i) The Servicer shall indemnify the Master Servicer, each affiliate of the Master Servicer, the Trust, each broker dealer acting as underwriter or initial purchaser, each Person who controls any of such parties and the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each such entity, a "Servicer Information Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under Sections 4.1.3 and 4.1.4 hereof by or on behalf of the Servicer, or provided under Sections 4.1.3 or 4.1.4 by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
                  (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.1.3 and 4.1.4, including any failure by the Servicer to identify pursuant to Section 4.1.4(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (iii) any breach by the Servicer of a representation or warranty set forth in Section 5.2.

   In the case of any failure of performance described in clause (ii) of this Section, the Servicer shall promptly reimburse the Master Servicer and the Depositor, as applicable, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor. If the indemnification provided for herein is unavailable to hold harmless any Servicer Information Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Servicer Information Indemnified Party as a result of the losses, claims, damages or liabilities of such Servicer Information Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Servicer Information Indemnified Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 4.1.3 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

      4.1.4. Use of Subservicers and Subcontractors. The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

      (a) It shall not be necessary for the Servicer to seek the consent of the Master Servicer or the Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of this Section and with Sections 4.1.3 and 5.2 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide such information regarding the Subservicer as the Master Servicer or the Depositor request for the purpose of complying with Item 1108 of Regulation AB, including at a minimum, the information set forth in Exhibit C. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Master Servicer any servicer compliance statement required to be delivered by such Subservicer under Section 4.1.3(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 4.1.3(a) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes-Oxley Certification under Section 4.1.3(c) as and when required to be delivered.

      (b) It shall not be necessary for the Servicer to seek the consent of the Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Master Servicer (or any designee of Master Servicer) a written description (in form and substance satisfactory to the Master Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying
(i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (as then interpreted by the Commission), and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph. In the event of any disagreement among any of the parties hereto regarding the application of the Commission's interpretation to a particular Subcontractor, the determination of the Master Servicer shall be binding.

      As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of Section 4.1.3 (other than subsection
(d)) of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Master Servicer any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 4.1.3, in each case as and when required to be delivered.

      4.1.5. Servicing Experience. The Servicer shall satisfactorily demonstrate to the Master Servicer, in the Master Servicer's reasonable discretion, the following experience:

      (a) that it has at least three (3) years of conventional mortgage loan servicing experience;

      (b) that it has a staff knowledgeable in servicing of Mortgage Loans and the administration of REO; and

      (c) that it has experience maintaining a servicing portfolio in excess of $1 billion.

      4.1.6. Material Changes. The Servicer shall promptly report to the Master Servicer any change in its business operations, financial condition, properties or assets since the date of the latest submitted financial statements which could have a material adverse effect on the Servicer's ability to perform its obligations hereunder. Events for which the Master Servicer must receive notice include, but are not limited to, the following:

      (a) any change in the Servicer's business address and/or telephone number;

      (b) any merger, consolidation, or significant reorganization;

      (c) any changes in the Servicer's ownership whether by direct or indirect means. Indirect means include any change in ownership of the Servicer's parent;

      (d) any change in the Servicer's corporate name;

      (e) if the Servicer is a savings and loan association, any change in the Servicer's charter from federal to state or vice versa;

      (f) any decreases in capital, adverse alteration of debt/equity ratios, or changes in management ordered or required by a regulatory authority supervising or licensing the Servicer;

      (g) any significant adverse change in the Servicer's financial position;

      (h) entry of any court judgment or regulatory order in which the Servicer is or may be required to pay a claim or claims which, in the Master Servicer's reasonable opinion, have a material adverse effect on the Servicer's financial condition; and

      (i) the Servicer admits to committing, or is found to have committed, a material, in the Master Servicer's reasonable opinion, violation of any law, regulation, or order.

   Section 4.2  Errors and Omissions Insurance

      4.2.1. E & O Requirement. A Servicer shall maintain, at all times and at its own expense, an Errors and Omissions Policy in an amount and with an insurer acceptable to FNMA or FHLMC.

      4.2.2. E & O Scope. The Errors and Omissions Policy shall insure the Servicer, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Servicer in the performance of its duties as a Servicer pursuant to this Agreement.

      4.2.3. E & O Policy Maintenance. The Servicer shall maintain in effect the Errors and Omissions Policy at all times and the Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without the acquisition of comparable coverage by the Servicer.

      4.2.4. E & O Deductible. The terms of the Errors and Omissions Policy shall provide for a deductible amount that is acceptable to FNMA or FHLMC with respect to its approved mortgage loan servicers.

      4.2.5. E & O Qualifications. The Errors and Omissions Policy shall be obtained by the Servicer from an insurer which satisfies FNMA or FHLMC standards in this regard.

   Section 4.3  Fidelity Bond Coverage

      4.3.1. Fidelity Bond Requirement. A Servicer must maintain, at all times, at its own expense, a Fidelity Bond in an amount and with an insurer acceptable to FNMA or FHLMC and having terms that are acceptable to FNMA or FHLMC.

      4.3.2. Fidelity Bond Coverage. The amount of Fidelity Bond coverage shall be an amount acceptable to FNMA or FHLMC.

      4.3.3. Fidelity Bond Scope. The coverage of the Fidelity Bond must explicitly insure the Servicer, its successors and assigns, against any losses resulting from dishonest, fraudulent or criminal acts on the part of Officers, employees or other persons acting on behalf of the Servicer.

      4.3.4. Fidelity Bond Maintenance. The Servicer must maintain in effect the Fidelity Bond at all times and the Fidelity Bond may not be canceled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Master Servicer. Further, the Fidelity Bond must provide that, or the insurer must state in writing to the Master Servicer that, the Fidelity Bond shall not be cancelable without the giving of notice as provided for in the prior sentence.

      4.3.5. Fidelity Bond Deductible. The terms of the Fidelity Bond must provide for a deductible amount that does not exceed FNMA or FHLMC requirements.

      4.3.6. Fidelity Bond Rating Requirement. The Fidelity Bond must be obtained from a company which satisfies FNMA or FHLMC standards in this regard.

   Section 4.4  Servicer's Liability

      4.4.1. Liability Exposure. Any and all losses not covered under the Fidelity Bond or Errors and Omissions Policy, as a result of (i) the respective deductible provisions thereof, (ii) the limits of coverage of the Fidelity Bond or Errors and Omissions Policy or (iii) any claim denied which should have been covered by the Fidelity Bond or the Errors and Omissions Policy, as the case may be, according to the terms of this Agreement had the Fidelity Bond or Errors and Omissions Policy been properly obtained and maintained and respective claim been properly submitted for payment, shall be borne by the Servicer, where the Servicer has acted in a manner in which the Servicer is not relieved from liability as described in Section 4.4.2 hereof.

      4.4.2. Scope of Liability. Neither the Servicer or any subservicer appointed by it, nor any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to Section 11.2.1 hereof, shall be under any liability to the Master Servicer, the Trustee or, if applicable, the Trust Administrator for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer, any subservicer or any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to Section 11.2.1 hereof, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties hereunder. The Servicer, any subservicer and any of their respective partners, directors, officers, employees or agents, or its delegees pursuant to Section 11.2.1 hereof, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

   Section 4.5  Indemnification

      4.5.1. Scope of Indemnity by Servicer. The Servicer hereby agrees to indemnify and hold harmless (a) the Master Servicer, (b) the Trustee, (c) the Trust Administrator (if applicable), (d) the Depositor and (e) the officers, directors, employees, agents and Affiliates of any of the foregoing (any of the foregoing hereinafter referred to as the "Indemnified Party"), from and against any and all claims, losses, damages, liabilities, fines, settlements, awards, offsets, defenses, counterclaims, actions, penalties, forfeitures, legal fees, judgments and any other costs, fees and expenses (including, without limitation, reasonable attorneys' fees and court costs) (any of the foregoing which satisfy the criteria of this paragraph are collectively referred to as "Claims"), either directly or indirectly arising out of, based upon, or relating to (i) a breach by the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, of any representation or warranty contained herein, or any failure to disclose any matter that makes such representation and warranty misleading or inaccurate, or any inaccuracy in material information furnished by the Servicer regarding itself, (ii) a breach of any representation or warranty made by any Indemnified Party in reliance upon any such representation or warranty, failure to disclose, or inaccuracy in information furnished by the Servicer regarding itself, (iii) any failure of the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, to perform any of its obligations under this Agreement in a manner in which the Servicer is not relieved from liability as described in Section
4.4.2 hereof, and (iv) any acts or omissions of the Servicer, its officers, directors, employees, or agents, or its delegees pursuant to Section 11.2.1 hereof, in a manner in which the Servicer is not relieved from liability as described in Section 4.4.2 hereof. Each Indemnified Party shall cooperate with the Servicer in the defense of such Claims and shall not settle any such Claim without the prior written consent of the Servicer.

      4.5.2. Survival of Indemnity. This indemnification shall survive purchase, transfer of any interest in a Mortgage Loan by any indemnified party, the Liquidation of such Mortgage Loan, termination of the Servicer's servicing rights with respect to such Mortgage Loan and termination or expiration of this Agreement between the Servicer and the Master Servicer and its successors and assigns.

   Section 4.6  Servicer's Compensation; Indemnification

      4.6.1. Servicing Fee Amount. In consideration of the services rendered under this Agreement, absent default by the Servicer, the Servicer shall on each Remittance Date be entitled to a monthly aggregate servicing compensation (the "Monthly Servicing Compensation") for the preceding month which shall equal the sum of (a) the Servicing Fee payable with respect to each Mortgage Loan serviced during such month and (b) any interest earnings on each Custodial P&I Account with respect to such month other than interest earnings thereon which are payable to the Borrower pursuant to the Security Instrument or applicable law, subject to any adjustment for Month End Interest as described in Section 7.6.1. Absent default by the Servicer, the Servicer shall also be entitled to retain in addition to the Monthly Servicing Compensation any late charges, prepayment fees, penalty interest, assumption fees, modification fees or deficiency recovery fees paid by the Borrower, any Liquidation Profits or any other customary income or any payments of interest related to any Prepayment in Full received by the Servicer prior to the Applicable Unscheduled Receipt Period, which amounts are not required to be deposited into the Custodial P&I Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

      4.6.2. Servicing Fee Source. The Servicing Fee for each Mortgage Loan shall be payable solely from the interest portion of the related Monthly Payment paid by the Borrower or other payment of interest paid with respect to the Mortgage Loan, whether from the proceeds of foreclosure or any judgment, writ of attachment or levy against the Borrower or his assets, or from funds paid in connection with any prepayment in full or from Insurance Proceeds or Liquidation Proceeds.

      4.6.3. Indemnification of Servicer. The Master Servicer hereby agrees to indemnify and hold harmless the Servicer, any Subservicer appointed by it, any of their respective directors, officers, employees or agents, or its delegees for any action taken by the Servicer, any Subservicer or any of their respective directors, officers, employees or agents, or its delegees or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Servicer, any Subservicer or any of their respective directors, officers, employees or agents, or its delegees are not protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties under this Agreement.

                                    ARTICLE 5

                         Representations and Warranties

   Section 5.1  General

      5.1.1. Reliance. The Master Servicer relies upon the representations and warranties contained in this Article 5 hereof, in the acceptance of the Servicer. The representations, warranties and covenants contained herein shall inure to the benefit of the Master Servicer, the Trustee and, if applicable, the Trust Administrator.

      5.1.2. Survival of Representations and Warranties. The representations and warranties made herein shall survive termination of this Agreement, and shall inure to the benefit of the Master Servicer, its respective successors, Affiliates and assigns and each indemnified party under Section 4.5.1, its respective successors, Affiliates and assigns, in each case, regardless of any review or investigation made by or on behalf of such parties with respect to any Mortgage Loan.

      5.1.3. Breach of Representation or Warranty. Upon breach of any requirement or representation or warranty included in this Agreement relative to any Mortgage Loan, the Servicer must:

      (a) Give written notice within two (2) days to the Master Servicer of the nature of the breach, the date on which the breach occurred or began and the Servicer's plans, if any, for curing the breach;

      (b) Effect a cure of the breach within 30 days after its occurrence or onset and a reasonable extension will be granted if warranted and necessary to fully cure the breach but in no event greater than 90 days; and

      (c) If no complete cure has been effected within such period the Master Servicer shall take such action against the Servicer as it deems necessary to protect the Trustee's interest in the Mortgage Loan.

      5.1.4. Assignment of Representations and Warranties. The Servicer agrees that each of the Trustee and, if applicable, Trust Administrator may, at any time, assign the representations and warranties given by the Servicer as set forth in this Article 5 which it then possesses, in whole or in part, or an undivided interest therein, to one or more Persons.

   Section 5.2  Servicer Representations and Warranties

      The Servicer represents and warrants, as of the date of this Agreement and, except as otherwise provided, throughout the term of this Agreement, that the statements set forth below in this Section 5.2 are true and accurate.

Relative to the Servicer:

      5.2.1. Qualification of Servicer. The Servicer is duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases any material properties, or in which it conducts any material business or in which the performance of its duties under this Agreement would require such qualification, except where the failure to so qualify would not have a material adverse effect on (a) the Servicer's performance of its obligations under this Agreement, (b) the value or marketability of the Mortgage Loans, or (c) the ability to foreclose on the related Mortgaged Properties.

      5.2.2. Requisite. The Servicer has the corporate power and authority to own its properties and conduct any and all business required or contemplated by this Agreement and to perform the covenants and obligations to be performed by it under this Agreement. The Servicer holds all material licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted.

      5.2.3. No Conflicts. The execution and delivery of this Agreement are within the corporate power of the Servicer and have been duly authorized by all necessary actions on the part of the Servicer; neither the execution and delivery of this Agreement by the Servicer, nor the consummation by the Servicer of the transactions herein contemplated, nor compliance with the provisions hereof by the Servicer, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the articles of incorporation or bylaws of the Servicer or any law, governmental rule or regulation, or any judgment, decree or order binding on the Servicer or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

      5.2.4. Enforceable Agreement. This Agreement, when duly executed and delivered by the Servicer, will constitute a legal, valid and binding agreement of the Servicer, enforceable in accordance with its terms, subject, as to enforcement or remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity.

      5.2.5. No Consents. No consent, approval, order or authorization of any governmental authority or registration, qualification or declaration with any such authority is required in order for the Servicer to perform its obligations under this Agreement.

      5.2.6. Agency Approval. The Servicer has been approved by FNMA or FHLMC and will remain approved as an "eligible seller/servicer" of conventional, residential mortgage loans as provided in FNMA or FHLMC guidelines and in good standing. The Servicer has not received any notification from FNMA or FHLMC that the Servicer is not in compliance with the requirements of the approved seller/servicer status or that such agencies have threatened the servicer with revocation of its approved seller/servicer status.

      5.2.7. Financial Condition. The Servicer is not, and, with passage of time, does not expect to become, insolvent or bankrupt. Except as disclosed in the Prospectus, there is no material risk that the Servicer's financial condition could affect one or more aspects of the performance by the Servicer of its servicing obligations under this Agreement in a manner that could have a material impact on the performance of the Mortgage Loans or the Certificates. The Servicer shall promptly notify the Master Servicer of any material adverse change of its financial condition.

      5.2.8. Servicing Practices. The servicing practices used by the Servicer under this Agreement have been and are in all respects in compliance with all federal, state and local laws, rules, regulations and requirements in connection therewith and are in accordance with Prudent Servicing Practices.

      5.2.9. No Impairment. There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge after due inquiry, threatened, against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in business operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which if adversely determined would affect the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

      5.2.10. No Inquiries. The Servicer has not been the subject of an audit by any of the Master Servicer, FHA, HUD, FDIC, FNMA, FHLMC, GNMA or any Primary Mortgage Insurer, which audit included material allegations of failure to comply with applicable loan origination, servicing or claims procedures, or resulted in a request for repurchase of Mortgage Loans or indemnification in connection with the Mortgage Loans.

      5.2.11. No Performance Triggering Event. Except as disclosed in the Prospectus, the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any securitization due to any act or failure to act of the Servicer under such securitization.

      5.2.12. No Termination. Except as disclosed in the Prospectus, the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger.

      5.2.13. No Material Noncompliance. Except as disclosed in the Prospectus or otherwise in writing provided by the Servicer to the Master Servicer, there has been no material noncompliance with the applicable servicing criteria with respect to securitizations of residential mortgage loans involving the Servicer as a servicer within the past three (3) years.

      5.2.14. Servicing Policies and Procedures. Except as disclosed in the Prospectus, no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date of this Agreement.

      5.2.15. No Affiliations. Except as disclosed in the Prospectus, there are no affiliations, relationships or transactions relating to the Servicer and any party identified in Item 1119 of Regulation AB of the type described therein.

      5.2.16. Legal or Governmental Proceedings. Except as disclosed in the Prospectus, there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer that would be material to Certificateholders.

Relative to the Mortgage Loans:

      5.2.17. Custodial and Escrow Accounts Current. All Custodial P&I Accounts, Custodial T&I Accounts, Custodial Buydown Accounts and Escrow Funds are maintained by the Servicer and have been maintained in accordance with applicable law and the terms of the Mortgage Loans. The Escrow Items required by the Mortgages which have been paid to the Servicer for the account of the Borrower are on deposit in the appropriate Custodial Account. All funds received by the Servicer in connection with the Mortgage Loans, including, without limitation, foreclosure proceeds, Insurance Proceeds, condemnation proceeds and principal reductions, have promptly been deposited in the appropriate Custodial Account, and all such funds have been applied to reduce the principal balance of the Mortgage Loans in question, or for reimbursement of repairs to the Mortgaged Property or as otherwise required by applicable law.

      5.2.18. Insurance Maintenance. Pursuant to the terms of the related Security Instrument, all buildings or other improvements upon the related Mortgaged Property are insured by an insurance policy or policies meeting the requirements of Articles 15 and 16 hereof. The related Security Instrument obligates the Borrower thereunder to maintain the hazard insurance policy at the Borrower's cost and expense and, upon the Borrower's failure to do so, authorizes the Mortgagee under the related Security Instrument to obtain and maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from the Borrower. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Trustee. The Servicer and the Borrower have not engaged in any act or omission that would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either. The Mortgage Loan Documents permit the maintenance of an escrow account to pay the premiums for the above mentioned insurance, and the requirement for such escrows has not been waived, unless otherwise required by applicable state law.

                                    ARTICLE 6

                              Custodial Accounting

   Section 6.1  In General

      6.1.1. Custodial Account Establishment. The Servicer must establish appropriate custodial accounts for the benefit of the Trustee, its successors and assigns for the deposit of funds collected in connection with such Mortgage Loans. All custodial accounts and related records must be maintained in accordance with sound and controlled accounting practices. The custodial accounts maintained pursuant to this Agreement may be custodial accounts for one or more other series of mortgage pass-through certificates issued by Wells Fargo Asset Securities Corporation; provided, however, that (a) the trustee for such other series under the related pooling and servicing agreement(s) is the Trustee and (b) the master servicer for such other series under the related pooling and servicing agreement(s) is the Master Servicer.

      6.1.2. Custodial Account Separateness. (a) At least one custodial account for principal and interest (i.e., a Custodial P&I Account), one custodial account for taxes and insurance (i.e., a Custodial T&I Account), one custodial account for Subsidy Funds, if applicable (i.e., a Custodial Subsidy Account), one custodial account for PITI Funds, if applicable (i.e., a Custodial PITI Account) and one custodial account for Buydown Funds, if applicable (i.e., a Custodial Buydown Account), shall be established and maintained for the Mortgage Loans. Except as specified in 6.1.2(b), without the written consent of the Master Servicer, funds in these accounts may not be commingled with other funds held by the Servicer. Each Custodial P&I Account shall be established as an Eligible Account ("Eligible Custodial P&I Account").

      (a) Notwithstanding anything to the contrary elsewhere in this Agreement, the Servicer may employ the Custodial T&I Account as the Custodial Subsidy Account, the Custodial PITI Account and/or the Custodial Buydown Account to the extent that the Servicer can separately identify any Subsidy Funds, PITI Funds or Buydown Funds, as applicable, deposited therein.

      6.1.3. Custodial Account Maintenance. The Servicer must ensure that each Custodial P&I Account, Custodial T&I Account, Custodial Subsidy Account, Custodial PITI Account and Custodial Buydown Account meets the following guidelines:

      (a) the accounts must be Eligible Accounts;

      (b) the name of each Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account shall include a reference to the name of the Trustee and the designation of the series of Mortgage Pass-Through Certificates or, where such accounts are accounts maintained for multiple series of mortgage pass-through certificates as described in Section 6.1.1, a reference to "HSBC Bank USA, National Association, as trustee for Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates;"

      (c) the Servicer must transfer all funds on hand relating to such Mortgage Loans, Monthly Payments due on or after the related Cut-Off Date and any principal prepayments received after the related Cut-Off Date, into the appropriate custodial accounts meeting the requirements of Sections 6.1.1 and 6.1.2 hereof;

      (d) beginning with any payment due on or after the related Cut-Off Date, all collections on the Mortgage Loans must be credited to the appropriate custodial account no later than the second Business Day following receipt;

      (e) (i) the Servicer shall not permit the balance of any Custodial P&I Account to exceed the Threshold Amount or include any amounts then required to be remitted to the Certificate Account pursuant to Section 18.3.1, (ii) in the event the Servicer collects amounts in excess of the Threshold Amount prior to the next scheduled transfer of funds to the respective Certificate Account, the Servicer must transfer the excess funds directly to the related Certificate Account by wire before the close of business on any day on which the amount on deposit in such account exceeds the Threshold Amount and (iii) in the event that the Servicer fails to transfer the funds in excess of the Threshold Amount to the related Certificate Account or to remit to the Certificate Account the Monthly Remittance on the Remittance Date pursuant to Section 18.3.1, the Master Servicer is authorized to debit such Custodial P&I Account and transfer such amounts to the related Certificate Account;

      (f) (i) the Servicer must file with the Master Servicer the appropriate ACH Debit Form for each Custodial P&I Account; (ii) the Master Servicer may monitor the principal balance of each Custodial P&I Account and may issue an ACH debit for amounts on deposit in any such account in excess of the Threshold Amount or otherwise in violation of Section 6.1.3(e); (iii) such amounts will immediately be deposited into the appropriate Certificate Account; and (iv) the ability of the Master Servicer to withdraw and remit such funds to the appropriate Certificate Account does not relieve the Servicer of its obligations to remit such funds to the related Certificate Account;

      (g) upon the establishment of a Custodial P&I Account, Custodial T&I Account or Custodial Buydown Account, the Servicer shall promptly advise the Master Servicer in writing of, or of any change in, the name and address of the depository, the account number and the title of the account; and

      (h) (i) establishment and maintenance of the Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account will be an expense of the Servicer; (ii) such custodial accounts may be interest-bearing accounts provided that such accounts comply with all local, state and federal laws and regulations governing interest-bearing accounts and, in the case of a Custodial T&I Account or Custodial Buydown Account, governing Borrower escrow accounts; and (iii) the Servicer must ensure that all interest credited to any custodial account that is not due the Borrower is removed by the Servicer within 30 days after receipt of such interest.

      6.1.4. Escrow Investment. If the Servicer elects or is required by law to deposit the Borrower's Escrow Funds into an interest-bearing custodial account, the Servicer shall either (a) deposit such funds into an account which permits withdrawal on demand so as to pay Escrow Items as they come due, or (b) invest such funds in an Eligible Account so that adequate funds mature the Business Day prior to the date payment is due for each Escrow Item.

      6.1.5. Clearing Account. If the Servicer finds it necessary to use a clearing account, the following guidelines must be followed:

      (a) the titles of such accounts must reflect that they are custodial in nature, and the depository in which the accounts are maintained must be informed in writing that the accounts are custodial accounts;

      (b) a check drawn on or funds transferred from a Custodial P&I Account or Custodial T&I Account must be deposited to a disbursement clearing account before or at the same time as any checks on the clearing account are issued;

      (c) a single clearing account must not be utilized both as a collection and disbursement clearing account;

      (d) the accounts must be held at depository institutions in which accounts are insured by the FDIC, through either the BIF or SAIF;

      (e) the Servicer must maintain adequate records and audit trails to support all debits and credits of each Borrower's payment records and accounts; and

      (f) collections deposited to a depository clearing account must be credited to the appropriate custodial account no later than one Business Day following receipt by the Servicer.

      6.1.6. Custodial Buydown Account. The Servicer must establish a separate custodial account to hold Buydown Funds on Mortgage Loans being serviced for the Trustee, its successors and assigns. These accounts must be clearly marked to indicate that the Servicer is a custodian for Buydown Funds being held for the Trustee, its successors and assigns.

      6.1.7. Certificate Account. The Master Servicer shall establish a segregated Certificate Account in accordance with Section 3.01 of the Pooling and Servicing Agreement.

      6.1.8. Custodial Subsidy Account. The Servicer must establish a separate custodial account to hold Subsidy Funds on Mortgage Loans being serviced for the Trustee, its successors and assigns. These accounts must be clearly marked to indicate that the Servicer is a custodian for Subsidy Funds being held for the Trustee, its successors and assigns.

      6.1.9. Custodial PITI Account. The Servicer must establish a separate custodial account to hold PITI Funds on Mortgage Loans being serviced for the Trustee, its successors and assigns. These accounts must be clearly marked to indicate that the Servicer is a custodian for PITI Funds being held for the Trustee, its successors and assigns.

   Section 6.2  Custodial P&I Account

      6.2.1. Mandatory Deposits. The following funds must be deposited into each related Custodial P&I Account within two Business Days after the Servicer's receipt of such amounts, or in the case of clauses (d) and (e) hereof, on the Remittance Date or, in the case of clause (g) hereof, on the Business Day after the Servicer's receipt of the Borrower's required monthly payment under the related subsidy agreement:

      (a) Principal collections from related Mortgage Loans (including Prepayments in Full and Curtailments), together with Month End Interest, if applicable;

      (b) Interest collections from related Mortgage Loans (net of Servicing Fees or other compensation of the Servicer as set forth in Section 4.6.1);

      (c) Liquidation Proceeds and Insurance Proceeds from related Mortgage Loans other than proceeds held in an escrow account and applied to the restoration and repair of the related Mortgaged Property;

      (d) related P&I Advances;

      (e) any related PMI Advances;

      (f) the proceeds of any purchase, or substitution under a purchase agreement, of a related Mortgage Loan by the Servicer or a Representing Party, or sale of an REO;

      (g) an amount from the Custodial Subsidy Account that when added to the Borrower's payment will equal the full monthly amount due under the related Mortgage Note;

      (h) any amounts received pursuant to Section 15.7; and

      (i) an amount, if any, representing principal and/or interest with respect to a PITI Loan.

      6.2.2. Optional Deposits. The following funds may, but are not required to, be deposited into each related Custodial P&I Account:

      (a) late charges;

      (b) prepayment fees;

      (c) penalty interest;

      (d) assumption fees;

      (e) Liquidation Profits; and

      (f) unapplied funds if the Borrower that remitted such funds is not required to maintain Escrow Funds.

The Servicer shall maintain separate accounting for each of the foregoing types of funds. Provided that the Servicer is not in default of its obligations hereunder, the Servicer may retain any late charges, prepayment fees, penalty interest, assumption fees and Liquidation Profits as additional servicing compensation.

      6.2.3. Permissible Withdrawals. The Servicer may make withdrawals from each related Custodial P&I Account solely for the following:

      (a) remittances to the related Certificate Account;

      (b) reimbursement to itself for advances or for Capitalized Advance Amounts which have been recovered by subsequent collections including late payments, Liquidation Proceeds or Insurance Proceeds, to the extent funds on deposit recovered by such subsequent collections relate to the Mortgage Loans as to which such advances or Capitalized Advance Amounts were made;

      (c) interest earnings on deposits to the related Custodial P&I Account, but only to the extent that such interest has been credited;

      (d) removal of amounts deposited in error;

      (e) removal of charges or other such amounts deposited on a temporary basis in the account;

      (f) removal of Servicing Fees to the extent deposited therein; and

      (g) termination of the account.

      6.2.4. Account Beneficiary. Each Custodial P&I Account (other than any Eligible Custodial P&I Account) must be titled to show the respective interests of the Servicer as trustee and of the Master Servicer as beneficiary.

      6.2.5. Use of Accounts. The Servicer shall not use the Custodial P&I Account as a collection clearing account.

   Section 6.3  Custodial T&I Account

      6.3.1. Mandatory Deposits. The following funds must be deposited into each respective Custodial T&I Account:

      (a) related Borrowers' Escrow Funds;

      (b) related T&I Advances;

      (c) the remaining balance of Title Insurance loss drafts;

      (d) rent receipts to offset any related T&I Advances by the Servicer;

      (e) unapplied funds;

      (f) Liquidation Proceeds from a related Mortgage Loan that offset a deficit balance in the related Borrower's Escrow Funds; and

      (g) amounts, if any, of PITI Funds representing taxes and insurance premiums due.

      6.3.2. Permissible Withdrawals. With respect to each related Borrower, the Servicer may make withdrawals from each respective Custodial T&I Account to the extent of the balance of such related Borrower's Escrow Funds for the following:

      (a) timely payment of such related Borrower's taxes and insurance premiums;

      (b) refunds to such related Borrower of excess Escrow Funds collected from such Borrower;

      (c) recovering T&I Advances made with respect to such related Borrower by the Servicer;

      (d) payment of interest, if required, to such related Borrower on his Escrow Funds;

      (e) removal of any deposits made in error;

      (f) to transfer payment on account of Buydown Funds and/or Subsidy Funds to the Custodial P&I Account; and

      (g) termination of the account.

      6.3.3. Account Requirements. Each Custodial T&I Account is to be designated in the name of the Servicer acting as an agent for the individual related Borrowers to make such Escrow Item payments in order to show that the account is custodial in nature. The Servicer is required to keep records identifying each Borrower's payment deposited into the account.

      6.3.4. Account Balance. The Servicer must never allow any Custodial T&I Account to become overdrawn as to any individual related Borrower. If there are insufficient funds in the account, the Servicer must advance its own funds to cure the overdraft.

   Section 6.4  Eligible Account Investments

      6.4.1. Eligible Investments Permitted .Unless prevented or restricted by written notice of the Master Servicer pursuant to Section 6.4.5 hereof, the Servicer may, from time to time, withdraw funds from a Custodial P&I Account, Custodial Subsidy Account, Custodial PITI Account or Custodial Buydown Account, and immediately invest such funds in Eligible Investments in accordance with this Agreement. Upon the maturity of such Eligible Investments, such funds shall be redeposited into the Eligible Account from which they were drawn or into the Certificate Account.

      6.4.2. Eligible Investment Restrictions. No Eligible Investment shall be sold or disposed of at a gain prior to maturity unless the Servicer has obtained the consent of the Master Servicer.

      6.4.3. Eligible Investment Income. All income (other than any gain from a sale or disposition of the type referred to in Section 6.4.2 hereof) realized from any such Eligible Investment shall be for the benefit of the Servicer as additional servicing compensation.

      6.4.4. Eligible Investment Losses. The amount of any losses incurred in respect of any investments permitted under this Section 6.4 shall be deposited in the Certificate Account by the Servicer out of its own funds immediately as realized. The Master Servicer may, in its reasonable discretion, from time to time, require the Servicer to provide a reasonable amount of security to cover the risk of such investment losses. To the extent that the Servicer shall not immediately deposit the amount of such losses in the Certificate Account, the Master Servicer may immediately act against such security as well as pursue all other remedies permitted by law.

      6.4.5. Eligible Investments Reports. The Servicer shall, at any time provide such information and reports regarding its Eligible Investments under this Agreement as the Master Servicer may request.

      6.4.6. Inter-Company Uses of Funds .Notwithstanding anything herein to the contrary, and subject to the proviso set forth below, the Servicer is permitted to withdraw funds from a Custodial P & I Account and commingle such funds with the general assets of the Servicer to be used for general corporate purposes until such time as such funds are required to be remitted to the related Certificate Account; provided, however, that the provisions of this Section 6.4.6 shall be applicable only for so long as (i) a master guarantee substantially in the form of Exhibit A attached hereto has been issued by Wells Fargo & Company for the benefit of the certificateholders of the Mortgage Pass-Through Certificates and is currently in force and (ii) the short-term debt or long-term debt of Wells Fargo & Company is rated by each of the Rating Agencies in its highest short-term or highest long-term rating category or in such lower rating category as would not result in a downgrading or withdrawing of the rating then assigned to any of the Mortgage Pass-Through Certificates by either Rating Agency or result in any of such rated Mortgage Pass-Through Certificates being placed on credit review status by either Rating Agency.

                                    ARTICLE 7

                            Mortgage Loan Accounting

   Section 7.1  In General

      7.1.1. Mortgage Loan Accounting Practices. The Servicer shall administer the application and accounting of payments made on the Mortgage Loans in accordance with the provisions of this Agreement.

      7.1.2. Record Keeping. The Servicer must maintain complete and accurate records of all transactions affecting any Mortgage Loan. Each Mortgage Loan must be clearly marked to indicate that it is being serviced for the Trustee, its successors and assigns.

      7.1.3. Record Review. The Master Servicer and its designee have the right to:

      (a) conduct reviews and audits of the Servicer's records and operating procedures during any Business Day; and

      (b) examine the Servicer's financial records, the Borrowers' Escrow Funds records and any and all other relevant documents and materials, whether held by the Servicer or by another on behalf of the Servicer, to ensure compliance with terms and conditions of this Agreement and the Master Servicer's standards.

   Section 7.2  Mortgage Loan Records

      7.2.1. Account Records. Permanent Mortgage Loan account records must be maintained by the Servicer for each Mortgage Loan. Each account record must be identifiable by the Servicer Loan Number.

      7.2.2. Account Record Information. The Servicer shall maintain the following information for each Mortgage Loan in a readily accessible form:

      (a) the Master Servicer Loan Number;

      (b) the current Unpaid Principal Balance;

      (c) the date of receipt, amount of payment and distribution of such payment for each Monthly Payment received with respect to such Mortgage Loan as to each related Due Date;

      (d) for ARM Loans, the current Mortgage Interest Rate, all limitations contained in the Mortgage Note with respect to periodic adjustments in the Mortgage Interest Rate, the scheduled Interest Adjustment Dates, Payment Adjustment Dates, the Gross Margin and the Index;

      (e) other transactions affecting the amounts due from or payable to the related Borrower;

      (f) the current outstanding balances of principal and interest deposits, advances, taxes and insurance deposits and unapplied payments with respect to such Mortgage Loan;

      (g) any overdraft of the Borrower's Escrow Funds;

      (h) any servicing reports or loan histories; and

      (i) any other information customarily maintained by a mortgage loan servicer of one to four family residential mortgages.

      7.2.3. Accounting Practice. Except as otherwise provided herein, all Mortgage Loan account records must be maintained according to (a) the Uniform Single Attestation Program for Mortgage Bankers and (b) where applicable, sound and generally accepted accounting practices.

      7.2.4. Access to Certain Documentation and Information Regarding the Mortgage Loans At the request of the Master Servicer, the Servicer shall provide to the Master Servicer, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision and the examiners of the FDIC, as appropriate, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or the FDIC, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

   Section 7.3  Accounting Procedures

      7.3.1. Principal and Interest Computation. All Mortgage Loans must amortize with interest calculated and paid in arrears. Under this method, the interest due from a Borrower on a Due Date is calculated based on (a) the Unpaid Principal Balance of the related Mortgage Loan prior to application of the principal portion of the related current Monthly Payment, (b) thirty days interest at the related Mortgage Interest Rate and (c) adjusted as herein provided for the effects of Curtailments, Partial Liquidation Proceeds, Prepayments in Full and Liquidations. The calculated interest portion is then subtracted from the related Monthly Payment to obtain the principal portion. The principal portion is then applied to the Unpaid Principal Balance of the related Mortgage Loan. The amount to be applied to interest for a multiple installment must be calculated using the Unpaid Principal Balance of the related Mortgage Loan remaining after the previous interest calculation and principal application.

      7.3.2. Amortization Requirement. The amortization of each Mortgage Loan must reduce to zero, or as to Balloon Loans, the respective Balloon Amount, at the end of the Mortgage Loan term through the application of regular monthly payments. Capitalization of interest is not permitted, except as provided by the terms of any Mortgage Loan that provides for negative amortization.

      7.3.3. Negative Amortization. To the extent any Mortgage Loan provides for negative amortization, such as a GPM or GPARM Loan, the Servicer must assure that the Unpaid Principal Balance of such Mortgage Loan never exceeds the related Maximum Negative Amortization Amount, and that the related Monthly Payment is recast as provided for in the Mortgage Note such that the balance fully amortizes within the remaining term of such Mortgage Loan.

      7.3.4. Interest Calculations. Monthly interest calculations for periods of a full month must be based on a 30-day month and a 360-day year. Factors used for such calculations should be carried to a minimum of three decimal places. The dollar amount of any interest payment shall be carried out to a minimum of three decimal places. Interest calculations for a period of less than a full month must be based on a 365-day year.

      7.3.5. Buydown Loans. The Servicer must amortize a Mortgage Loan for which Buydown Funds are applied at the Mortgage Interest Rate, not at the buy-down rate, in order to ensure that payments are collected to amortize properly the Mortgage Loan.

   Section 7.4  Application Procedure

      7.4.1. Application Priority. A payment from a Borrower will normally consist of interest, principal, deposits for insurance and taxes and late charges, if applicable. Payments received from Borrowers must be applied in the order provided for in the related Security Instrument. To the extent not inconsistent with the related Security Instrument, such payments shall be applied in the following order:

      (a) required monthly interest;

      (b) required monthly principal;

      (c) deposits for taxes and insurance;

      (d) prepayment charges; and

      (e) any fees which may be retained by the Servicer, including late charges, returned check fees, and assumption fees.

      7.4.2. [Reserved].

      7.4.3. Advance Payments. Payments made by the Borrower to satisfy future installments must be accounted for as prepaid installments of principal and interest. The Servicer should contact the Borrower if there is a question about the Borrower's intention in making any unscheduled payment.

   Section 7.5  Curtailments

      7.5.1. Curtailment Amount. The Servicer may accept Curtailments at any time. If a Mortgage Loan is delinquent, funds received must first be applied to bring the Mortgage Loan current. If there are excess funds after the application of amounts received from the Borrower to pay the related Monthly Payment, the excess funds represent a Curtailment and may be applied as a partial principal prepayment.

      7.5.2. Curtailment Application. If a Curtailment is received on or after the Due Date, the Servicer may either (i) retroactively apply the Curtailment to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date, or (ii) to the extent permitted by law and the Mortgage Loan, apply such Curtailment at the end of the current period. The interest portion of the next installment due is then calculated based on the Unpaid Principal Balance of the related Mortgage Loan after application of the Curtailment.

      7.5.3. Effect of Curtailment. A Curtailment may not be used to reduce the related Mortgage Interest Rate for any Mortgage Loan or to postpone the Due Date of any payment.

      7.5.4. Curtailment Transmission. Each Curtailment must be deposited into the related Custodial P&I Account within one Business Day after receipt and must be remitted no later than the regularly scheduled Monthly Remittance to the related Certificate Account.

   Section 7.6  Liquidations

      7.6.1. Month End Interest. If a Prepayment in Full of a Mortgage Loan occurs, such prepayment is received by the Servicer after the Applicable Unscheduled Receipt Period ending in the month in which such prepayment occurs, and the Servicer does not receive a full 30 days of interest (calculated on a 30-day month, 360-day year basis) on the prepaid amount for the month in which such Prepayment in Full occurs, the Servicer must pay the Month End Interest on all such Mortgage Loans so prepaid in full on the Remittance Date in the month following the month of such prepayment. Any Month End Interest Shortfall for any month shall not be recoverable from the Servicer or any other source in the future. The payment of Month End Interest by the Servicer, as provided for above, shall not be an "advance" and shall not be reimbursable from the proceeds of any Mortgage Loan.

      7.6.2. Liquidation Reports. The Servicer will report information with respect to Liquidations in the monthly reports delivered to the Master Servicer by the eighteenth calendar day of each succeeding month.

      7.6.3. Deposit of Funds. Within one day after the Liquidation of a Mortgage Loan, the Servicer shall deposit the related Liquidation Proceeds together with the related Month End Interest into the related Custodial P&I Account.

      7.6.4. Document Request. After any Liquidation, the Servicer must complete and send a Request for Release of Documents to the Custodian to ensure the release of documents within the period required by applicable state law.

   Section 7.7  Realized Losses

      7.7.1. Liquidation Realized Loss Determination. With respect to the calculation of a Realized Loss suffered on the related Mortgage Loan on a Liquidation of such Mortgage Loan, the amount of such Realized Loss is equal to (a) the sum of:

      (i)   Unpaid Principal Balance;

      (ii)  unpaid interest accrued at the related Mortgage Interest Rate;

      (iii) attorneys' fees and other foreclosure and sale expenses;

      (iv)  unpaid taxes;

      (v)   unpaid property maintenance expenses;

      (vi)  unpaid insurance premiums; and

      (vii) hazard loss expenses;

   less the sum of:

      (i)   the balance of Escrow Funds, if any;

      (ii)  any refund of any Hazard Insurance premium;

      (iii) rental income receipts;

      (iv)  Insurance Proceeds or PMI Advances;

      (v)   cash proceeds of any foreclosure sale;

      (vi)  proceeds from sale of a REO; and

      (vii) any amounts received pursuant to bankruptcy or insolvency proceedings.

      7.7.2. Bankruptcy Realized Loss Determination. With respect to the calculation of a Realized Loss on a Mortgage Loan subject to a Deficient Valuation, the amount of the Realized Loss is the difference between the Unpaid Principal Balance of the related Mortgage Loan immediately prior to the Deficient Valuation and the Unpaid Principal Balance as reduced by the Deficient Valuation.

      7.7.3. Reporting Requirement. As to any defaulted Mortgage Loan, the Servicer must account to, and report in writing to, the Master Servicer as to any Realized Loss (or gain) upon the Liquidation or Deficient Valuation in respect of such Mortgage Loan.

      7.7.4. Servicer's Liability. Except in the case of a purchase by the Servicer of a Mortgage Loan from the Trustee thereof due to a breach of a representation or warranty by the Servicer or failure to perform the servicing procedures as set forth in this Agreement, the Servicer is not liable for any Realized Loss on any Mortgage Loan.

                                    ARTICLE 8

                                    ARM Loans

   Section 8.1  ARM Loan Servicing

      8.1.1. In General. It is the Servicer's responsibility to enforce each ARM Loan (and any other Mortgage Loan) according to its terms and in conformity with all applicable law. The Servicer's records must, at all times, reflect the then-current Mortgage Interest Rate and Monthly Payment for such ARM Loan and the Servicer must timely notify the Borrower of any changes to the Mortgage Interest Rate and/or the Borrower's Monthly Payment.

      8.1.2. Servicer's Liability. If the Servicer fails to make either a timely or accurate adjustment to the Mortgage Interest Rate or Monthly Payment for an ARM Loan or to notify the Borrower of such adjustments, and subsequently receives a short Monthly Payment, the Servicer must pay from its own funds any shortage until the Servicer has made the necessary corrections in conformance with applicable law so as to secure the correct Monthly Payment from the Borrower. In the event that such error results in the Borrower making a Monthly Payment in excess of the amount which he should have made if such adjustment were properly calculated, then the Servicer shall promptly (a) make the required adjustment to the Borrower's Monthly Payment and Mortgage Interest Rate so that they reflect the amounts as properly calculated as of the related Payment Adjustment Date, (b) refund to the Borrower the amount of any such excess received by the Servicer from the related Payment Adjustment Date and (c) deduct from the respective Custodial P&I Account or the Certificate Account the amount of such refund to reimburse the Servicer for making such refund. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Mortgage Loan.

      8.1.3. Adjustment Reports. All Mortgage Interest Rate and Monthly Payment adjustments must be reported to the Master Servicer in a ARM Loan change report.

      8.1.4. Substitute Index. If the Index required to be used to determine the Mortgage Interest Rate for a Mortgage Loan is not available on an Interest Adjustment Date, the Servicer, will select an index that is based on comparable information, over which the Servicer has no control and that is readily verifiable.

   Section 8.2  Notice of Periodic Adjustment

      8.2.1. Notice Requirement. The Notice of Periodic Adjustment is the legal and official announcement to the Borrower of an ARM Loan of a change in the Mortgage Interest Rate or the Monthly Payment. The Servicer must send this notice to the Borrower, as stated in the related Mortgage Note and in accordance with applicable law, and at least 25 days before each Payment Adjustment Date.

      8.2.2. Notice Contents. Each Notice of Periodic Adjustment pertaining to an ARM Loan shall meet the requirements and specifications of the Security Instrument, the Mortgage Loan, and applicable federal or state laws or regulations.

   Section 8.3  ARM Loan Conversion

      8.3.1. Servicer's Determination. In the event a Borrower with a convertible ARM Loan exercises its option to convert such Mortgage Loan to a fixed interest rate, the Servicer will determine whether the conditions and qualifications for conversion have been met and determine the fixed rate to be applied to such Mortgage Loan pursuant to the terms of the related Mortgage Note.

      8.3.2. Purchase by Servicer. The Servicer shall purchase such Converted Mortgage Loan from the applicable Trustee at the Purchase Price by depositing the Purchase Price into the Custodial P&I Account.

                                    ARTICLE 9

                               Mortgage Loan Files

   Section 9.1  Owner Mortgage Loan Files and Retained Mortgage Loan Files

      9.1.1. Owner Mortgage Loan File and Retained Mortgage Loan File Requirements. For each Mortgage Loan, the Master Servicer shall ensure that the Custodian will maintain an Owner Mortgage Loan File on behalf of the Trustee that contains each of the documents or instruments specified in
Section 2.01(a) of the Pooling and Servicing Agreement.

      For each Mortgage Loan after a Document Transfer Event, the Servicer shall deliver to the Custodian the Retained Mortgage Loan File that contains each of the documents or instruments specified in Section 2.01(b) of the Pooling and Servicing Agreement and the Custodian will maintain such Retained Mortgage Loan File on behalf of the Trustee.

      9.1.2. Custodian .If the original Security Instrument or the Assignment from the respective prior owner of the related Mortgage Loan to the Trustee or, if applicable, to the Trust Administrator, on behalf of the Trustee, has not been delivered to the Custodian on the date of the transfer of ownership of such Mortgage Loan to the Trustee because it is in the process of being recorded, the Servicer shall, within five Business Days after its receipt of the original recorded document, deliver it to the Custodian. The Servicer shall promptly deliver to the Custodian any other Mortgage Loan Document to be included in an Owner Mortgage Loan File, charged to the custody of the Custodian, that comes into Servicer's possession.

      9.1.3. Release of Documents from Owner Mortgage Loan File or Retained Mortgage Loan File. In the event any document contained in an Owner Mortgage Loan File or, after the Document Transfer Event, a Retained Mortgage Loan File, is needed by the Servicer for the proper servicing of a Mortgage Loan, the Servicer must send to the Trustee or the Custodian, as the case may be, two copies of a Request for Release as defined in the Pooling and Servicing Agreement of documents. The Master Servicer hereby authorizes the Trustee or the Custodian, as the case may be, to release such Owner Mortgage Loan Files or Retained Mortgage Loan Files after receipt of such Servicer's request (i) upon payment in full of such Mortgage Loan, (ii) when necessary for foreclosure or (iii) for such other cause as the Master Servicer deems appropriate, in its reasonable discretion. The Servicer shall be responsible for such Mortgage Loan Documents while they are in its possession and will be deemed to hold such Owner Mortgage Loan Files or Retained Mortgage Loan Files in trust for the benefit of the Trustee. If such Mortgage Loan has not been paid in full or otherwise liquidated, the Servicer shall promptly return such Owner Mortgage Loan Files or Retained Mortgage Loan Files when they are no longer required. Notwithstanding the foregoing, unless such Mortgage Loan has been liquidated or the related Owner Mortgage Loan Files or Retained Mortgage Loan Files have been delivered to an attorney, a public trustee or other public official in order to foreclose on the related Mortgaged Property, all such Owner Mortgage Loan Files or Retained Mortgage Loan Files released by the Trustee or the respective Custodian, as the case may be, must be returned within 60 calendar days after their release.

      9.1.4. Execution by Trustee. In the event the Trustee's signature is required on any document with respect to a Mortgage Loan for any reason, including payment in full, assumption or foreclosure, the Servicer shall deliver to the Trustee a written notice requesting that the Trustee execute such documents and certifying as to the reason such documents are required. Upon receipt of such executed documents, the Servicer shall record, file or deliver such documents as appropriate for the proper servicing of such Mortgage Loan.

      9.1.5. Representing Party Officers' Certificate. If it is necessary for the respective Representing Party to deliver an Officers' certificate with respect to the existence of a Title Insurance policy or a Primary Mortgage Insurance policy for several Mortgage Loans, the Master Servicer may consent to the delivery of a single Officers' certificate of the respective Representing Party for a schedule of mortgage loans in lieu of a separate Officers' certificate for each such Mortgage Loan.

      9.1.6. Custodial Fees. The Servicer is responsible for the related ongoing fees of each Custodian. If for any reason at any time the Master Servicer pays custodial fees (including any payment made by the Master Servicer pursuant to Section 3.4 of the Custodial Agreement), the Servicer will promptly reimburse the Master Servicer for such payments.

   Section 9.2  Servicer Mortgage Loan Files

      9.2.1. Servicer Mortgage Loan File Requirements. The Servicer must maintain a Servicer Mortgage Loan File for each Mortgage Loan, which may be distributed among several different files, each of which shall be clearly marked with the Servicer Loan Number and shall be readily accessible to the Master Servicer during regular business hours, that includes the following:

      (a) copies of each of the documents listed in Section 2.01 of the Pooling and Servicing Agreement that are held by the Custodian as part of the Owner Mortgage Loan File or Retained Mortgage Loan File, if applicable;

      (b) where such coverage is not provided under a blanket policy maintained by the Servicer, an original Hazard Insurance policy, or a copy thereof, or a certificate of insurance issued by the applicable insurer or its agent indicating such a policy is in effect for the related Mortgaged Property;

      (c) a Flood Insurance policy or a certificate of insurance issued by the insurer or its agent indicating that such a policy is in effect with respect to the related Mortgaged Property, if Flood Insurance is required pursuant to the provisions of Section 15.4 or Section 16.6 hereof for such Mortgaged Property;

      (d) originals or copies of all documents submitted to a Primary Mortgage Insurer for credit and property underwriting approval with respect to the related Mortgaged Property, if Primary Mortgage Insurance is required pursuant to the provisions of Section 15.2 hereof for such Mortgaged Property;

      (e) the originals of all RESPA and Regulation Z disclosure statements executed by the Borrower with respect to such Mortgage Loan;

      (f) the related Appraisal Report made at the time such Mortgage Loan was originated;

      (g) the HUD-1 or other settlement statement for the purchase or refinance, as the case may be, of the Mortgaged Property by the Borrower and mortgagor under the related Mortgage Note and Security Instrument with respect to such Mortgage Loan;

      (h) evidence of any tax service contract, if any;

      (i) copies of documentation, including the appropriate approval by the Master Servicer, relating to any modifications to the related original Mortgage Loan Documents;

      (j) documentation, including the appropriate approval by the Master Servicer, relating to any releases of any collateral supporting such Mortgage Loan;

      (k) collection letters or form notices sent to the Borrower with respect to such Mortgage Loan, but only if the Servicer does not maintain separate collection files, including all collection letters or notices, indexed by Borrower;

      (l) foreclosure correspondence, bankruptcy correspondence and legal notifications, if applicable with respect to the related Mortgaged Property; and

      (m) all other related Mortgage Loan Documents which are customarily maintained in accordance with Prudent Servicing Practices in a mortgage loan file in order to properly service a mortgage loan including, without limitation, documents regarding title claims.

      9.2.2. Servicer Mortgage Loan File Access. The Servicer acknowledges that each Servicer Mortgage Loan File shall be held in trust for the Trustee. The Servicer further acknowledges that the Master Servicer may, from time-to-time, request immediate delivery of any or all Mortgage Loan records and documents to the Master Servicer, the Trustee, the Custodian or another entity designated by the Master Servicer, and the Servicer shall thereupon immediately deliver such records and documents, at the expense of the Servicer. The Servicer agrees to permit the Master Servicer, from time to time to conduct audits or inspections of any Servicer Mortgage Loan Files at one or more of the Servicer's offices during normal business hours with advance notice. The Servicer must grant the Master Servicer access to all books, records and files relating to the Servicer's systems and procedures for servicing Mortgage Loans as to all Servicer Mortgage Loan Files or to the Servicer's compliance with the terms and conditions of this Agreement.

      9.2.3. Alternate Media. Subject to any applicable law concerning document retention requirements, the Servicer may maintain any Servicer Mortgage Loan File, or any portion thereof, on microfilm, microfiche, optical storage or magnetic media and may retain the microfilm, microfiche, optical storage or magnetic media in lieu of hard copies of the documents required to be maintained in such Servicer Mortgage Loan Files. The following requirements must be met:

      (a) the process must accurately reproduce originals onto a durable medium;

      (b) unless the Master Servicer provides otherwise by notice to the Servicer, the Master Servicer Loan Number must be clearly marked on the copies or optical storage or magnetic media;

      (c) the copies or optical storage or magnetic media must be easily transferable to legible hard copies of the material relating to the Mortgage Loans; and

      (d) backup copies of the microfilm, microfiche, optical storage or magnetic media must be made by the Servicer and retained off-site to protect against fire and other hazard losses.

If the copies, optical storage or magnetic media become damaged or lost for any reason, the Servicer must bear the entire cost of restoring each Servicer Mortgage Loan File and any other related documents which had been transferred to microfilm, microfiche, optical storage or magnetic media. The Servicer also must bear all costs of reproducing legible hard copies reasonably requested by the Master Servicer. The Master Servicer may reasonably request copies of any Servicer Mortgage Loan File in optical storage or magnetic media which the Servicer has previously transferred to magnetic media or optical storage, as the case may be. The Servicer shall furnish to the Master Servicer optical storage or magnetic media copies of the requested Servicer Mortgage Loan File in such format as maintained by the Servicer at the Servicer's expense.

   Section 9.3  Requisite Form

      9.3.1. Form of Endorsements. Except for endorsements in blank, the Servicer shall require that endorsements of any Mortgage Notes comply with the format specified in Section 2.01(c) of the Pooling and Servicing Agreement.

      9.3.2. Form of Assignment. Except for assignments in blank or in the case of any Security Instrument registered in the name of MERS, the Servicer shall require that assignments of any Security Instrument comply with the following format specified in Section 2.01(c) of the Pooling and Servicing Agreement.

                                   ARTICLE 10

                                     Escrows

   Section 10.1 Escrow Criteria

      10.1.1. Escrow Requirement. Unless, (a) at the origination of a Mortgage Loan the Borrower is not required to make Escrow Item payments thereafter, (b) Escrow Funds collection has been waived pursuant to Section
10.5.1 hereof, or (c) the collection of Escrow Funds is precluded by applicable law, the Servicer must continue to collect 1/12th of the annual total for all Escrow Items with each Monthly Payment on such Mortgage Loan, as determined pursuant to Section 10.3.1 hereof.

      10.1.2. Mortgage Loans without Escrow. If the Servicer is not required to collect Escrow Funds on a Mortgage Loan, the Servicer shall require proof of payment of all taxes, ground rents, assessments, insurance or other charges, or use other means commonly used in the mortgage industry to ascertain that such items are paid on a timely basis.

   Section 10.2 Payment of Escrow Items

      10.2.1. Escrow Payment Obligation. Where the Servicer is responsible for the collection of Escrow Funds with respect to a Mortgage Loan, the Servicer shall promptly pay all bills for any Escrow Items in such a manner as to avoid late charges or penalties and to take advantage of any available discount.

      10.2.2. Escrow Item Payments. Where (a) the Servicer has been collecting Escrow Funds with respect to a Mortgage Loan, or (b) the Borrower has not been obliged to make Escrow Funds payments or such payments have been waived and such Borrower has failed to timely pay obligations which otherwise would be Escrow Items, the Servicer must pay any obligation (i) which could become a first lien on the related Mortgaged Property, or (ii) to maintain in force the applicable Insurance Policies. Where Escrow Funds are maintained by the Servicer, such obligations should be paid from the Borrower's Escrow Funds, or in accordance with Section 10.2.3 hereof.

      10.2.3. Escrow Fund Insufficiency. When a Borrower's Escrow Funds are insufficient to pay taxes, assessments and premiums, when due, subject to applicable law, the Servicer must attempt to obtain the additional funds from such Borrower. If sufficient additional funds have not been recovered by the time the payment is due, the Servicer must advance its own funds to ensure prompt payment. The Servicer may elect to advance funds prior to attempting to obtain the additional funds from such Borrower; however, to the extent permitted by applicable law, the Servicer shall thereafter attempt to obtain the advanced funds from the Borrower or collect such advanced funds as described in Section 10.3.3.

      10.2.4. Nonpayment Notice. The Servicer must notify the Master Servicer immediately of any Escrow Item that does not conform to either FNMA or FHLMC standards.

   Section 10.3 Escrow Fund Determination

      10.3.1. Escrow Funds Analysis. Subject to all applicable Federal, State and local laws, the Servicer must conduct an analysis of each Borrower's Escrow Funds at least annually to determine the monthly deposits which must be made by such Borrower. The analysis shall be performed based upon (a) reasonable projections of the expenses to be paid from the Escrow Funds and
(b) that as such expenses come due, the Escrow Funds balance shall at all times be sufficient to effect the payment of such expenses, unless a lower amount is required by applicable law. Each Borrower must receive a statement of this analysis. The analysis also must determine whether there is a surplus or deficiency in such Borrower's Escrow Funds.

      10.3.2. Escrow Fund Surplus. A surplus in a Borrower's Escrow Funds shall be refunded to such Borrower or taken into consideration in determining the amount to be collected for Escrow Funds.

      10.3.3. Escrow Fund Deficiency. Where it is determined that a deficiency exists in such Borrower's Escrow Funds, such Borrower may be requested to pay the shortage in full or the deficiency may be taken into consideration in determining the amount to be collected for Escrow Funds during the next twelve months (or such longer period as may be permitted in the discretion of the Servicer).

   Section 10.4 Records

      10.4.1. Escrow Funds Records. The Servicer shall keep records of Escrow Funds collected from each Borrower.

      10.4.2. Escrow Obligations Records. The Servicer must maintain accurate records of the imposition of Escrow Item obligations and the payment of Escrow Items.

   Section 10.5 Escrow Waiver

      10.5.1. Waiver Conditions. For any Mortgage Loan (other than a GPM or GPARM Loan which provides for negative amortization in the future) that has amortized down so that its current LTV is 80% or less, the Servicer may waive the Borrower's future obligation to make Escrow Funds payments provided:

      (a) the Unpaid Principal Balance of such Mortgage Note divided by the value of the Mortgaged Property based on an appraisal made within 60 days of the date of determination is 80% or less;

      (b) such Mortgage Loan is at least 12 months old; and

      (c) such Mortgage Loan has not been more than 30 days delinquent during the preceding 12 months.

      10.5.2. Waiver Rescission. The Servicer shall enforce the Escrow Funds requirements with respect to any Mortgage Loan if the related Borrower fails to act responsibly in making the required payments.

                                   ARTICLE 11

                       Collection and Servicing Practices

   Section 11.1 General Servicing Requirements

      11.1.1. Servicing Practices. The Servicer agrees to service Mortgage Loans in accordance with the requirements of this Agreement. In general, where not otherwise expressly required by the provisions of this Agreement, the Servicer shall service the Mortgage Loans in accordance with Prudent Servicing Practices and generally in accordance with FNMA guidelines. As to each Mortgage Loan, the Servicer shall take all such actions as may be necessary to preserve the lien of the related Security Instrument upon the related Mortgaged Property.

      11.1.2. Tax Returns and Other Reports. Unless otherwise instructed by notice from the Master Servicer, the Servicer shall forward to each Mortgagor such forms and furnish such information within the control of the Servicer as are required by the Code to be furnished to them and shall prepare and file annual reports required by the state authorities. By way of example, the Servicer shall provide the Mortgagors with the reports required under Code Sections 6050H (e.g., reporting on Form 1098 any mortgage interest, including points, received and any reimbursements of qualified mortgage interest) and 6050J (Abandonments and Foreclosure of Real Property, Form 1099-A).

      11.1.3. Servicer Internal Controls. The Servicer shall maintain at all times an adequate system of audit and internal controls in accordance with Prudent Servicing Practices.

      11.1.4. Pool Insurance Compliance. Notwithstanding any other provision of this Agreement, the Servicer shall at all times comply with all applicable Pool Insurance policy requirements so as to assure the full benefit of such Pool Insurance policy to the Trustee.

      11.1.5. Primary Mortgage Insurance Compliance. Notwithstanding any other provision of this Agreement, the Servicer shall at all times comply with all applicable Primary Mortgage Insurance policy requirements so as to assure the full benefit of such Primary Mortgage Insurance policy to the Trustee.

      11.1.6. Letter of Credit Compliance. Notwithstanding any other provision of this Agreement, the Servicer shall comply with all the requirements of any Letter of Credit so as to assure the full benefit of such Letter of Credit to the Trustee.

   Section 11.2 Delegation of Duties

      11.2.1. Permissible Delegations. Without the written consent of the Master Servicer authorizing further delegations, the only servicing duties which the Servicer may elect to delegate, by agency, subcontract or otherwise, and the only categories of such delegees, are as follows:

      (a) professional collection agencies to perform those duties and functions for the collection of delinquent amounts due on any Mortgage Loan that are customarily performed by such agencies in the locality where the related Mortgaged Property are located;

      (b) title insurance companies, escrow companies and trust companies to issue or provide reports reflecting the condition of title to any Mortgaged Property and services incidental to the foreclosure or acquisition in lieu of foreclosure of any Mortgaged Property, or the sale or disposition of any Mortgaged Property acquired by the Servicer;

      (c) attorneys licensed to practice in the state where the related Mortgaged Property is located to perform customary legal services in connection with the foreclosure or acquisition of such Mortgaged Property or the sale or disposition of such Mortgaged Property acquired by the Servicer at or in lieu of foreclosure, or for the collection of delinquent sums owed on any Mortgage Loan;

      (d) professional property inspection companies and appraisers to conduct routine inspections of, and provide written inspection reports on, any Mortgaged Property as required by this Agreement;

      (e) title companies, escrow companies and real estate tax service companies to provide periodic reports as to the amount of real estate taxes due on any Mortgaged Property and the due date or dates of each required installment;

      (f) credit bureaus or credit reporting companies to provide credit reports on Borrowers or persons who have applied to assume any Mortgage Loans;

      (g) construction companies, contractors and laborers to provide labor, materials and supplies necessary to protect, preserve and repair any Mortgaged Property as required by this Agreement;

      (h) lock box providers or payment processing administrators to provide payment processing services;

      (i) hazard insurance servicing companies to provide periodic reports as to the amount of hazard insurance premiums due on any Mortgaged Property and the Due Date or Due Dates of each required premium payment; and

      (j) such other third party service providers as the Servicer, in accordance with Prudent Servicing Practices, may deem appropriate.

      11.2.2. Delegee's Qualifications. The Servicer shall assure that each Person retained to provide any of the services set forth in Section 11.2.1 hereof is fully licensed and holds all required Federal, State or local governmental franchises, certificates and permits necessary to conduct the business in which he is engaged and that such Person is reputable, knowledgeable, skilled and experienced and has the necessary personnel, facilities and equipment required to provide the services for which he is retained.

      11.2.3. Responsibility for Costs. Any Person retained in accordance with Section 11.2.1 hereof shall be retained solely for the Servicer's account and at the Servicer's sole expense and shall not be deemed to be an agent or representative of the Trustee, its successors or assigns, or the Master Servicer or its successors or assigns.

      11.2.4. Servicer's Liability. The Servicer shall remain liable to the Master Servicer for the performance of the Servicer's duties and obligations under this Agreement, notwithstanding the delegation of any servicing function pursuant to this Section 11.2.

   Section 11.3 Due-on-Sale Clause Enforcement

      11.3.1. Enforcement Requirement. The Servicer is required to enforce the Due-on-Sale Clause on any Mortgage Loan to the extent permitted by applicable law upon the transfer of title of the related Mortgaged Property unless (a) a Mortgage Loan is assumable pursuant to the terms of the related Mortgage Note Assumption Rider, or (b) enforcement of the Due-on-Sale Clause will jeopardize the Primary Mortgage Insurance coverage on such Mortgage Loan.

      11.3.2. [Reserved].

      11.3.3. Approval Requirement. In all circumstances of an unapproved transfer of a Mortgaged Property initiated by the Borrower, the Servicer is required to promptly notify, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of such transfer and obtain written approval before initiating enforcement proceedings.

      11.3.4. Exempt Transactions. (a) The Servicer shall not be required to enforce the due-on-sale (or transfer) provision of this Agreement for certain types of property transfers or related transactions. The Servicer shall process these exempt transactions without the approval or notification of the Master Servicer. In each case, the Mortgaged Property shall remain subject to the lien of the related Mortgage Loan, and each transferee or grantee described below shall take subject to such lien. The following transactions shall be deemed to be exempt transactions and shall require the review and approval of the Servicer only prior to transfer:

      (i) a transfer of the Mortgaged Property to the surviving party on the death of a joint tenant or a tenant by the entirety;

      (ii) a transfer of the Mortgaged Property to a junior lienholder as the result of a foreclosure or the acceptance of a deed in lieu of foreclosure for the subordinate mortgage;

      (iii) a transfer of the Mortgaged Property (or, if the Borrower is an inter vivos revocable trust, a transfer of a beneficial interest in such trust) to a relative of a deceased Borrower (or, in the case of an inter vivos revocable trust Borrower, to a relative of the individual who established the trust), provided that the transferee will occupy the Mortgaged Property;

      (iv) a transfer of the Mortgaged Property (or, if the Borrower is an inter vivos revocable trust, a transfer of a beneficial interest in such trust) to the spouse, child(ren), parent(s), brother(s), or sister(s), grandparent(s), or grandchild(ren) of the Borrower (or, in the case of an inter vivos revocable trust Borrower, of the individual who established the trust), provided that the transferee will occupy the Mortgaged Property;

      (v) a transfer of the Mortgaged Property (or, if the Borrower is an inter vivos revocable trust, a transfer of a beneficial interest in such trust) to a spouse of the Borrower (or, in the case of an inter vivos revocable trust Borrower, of the individual who established the trust) under a divorce decree or legal separation agreement or from an incidental property settlement agreement, provided that the transferee will occupy the Mortgaged Property;

      (vi) a transfer of a Mortgaged Property that is jointly owned by unrelated co-borrowers from one of the Borrowers to the other, provided that the Borrower who is gaining full ownership of the Mortgaged Property shall continue to occupy it and the transfer occurs after at least 12 months have elapsed since the Mortgage Loan was closed;

      (vii) a transfer of the Mortgaged Property (or, if the Borrower is an inter vivos revocable trust, a transfer of a beneficial interest in such trust) into an inter vivos revocable trust (or, if the Borrower is an inter vivos revocable trust, into a new trust), so long as the Borrower (or the individual who established the original inter vivos revocable trust) will be the beneficiary of the trust and the occupant of the Mortgaged Property;

      (viii) the granting of a leasehold interest in the Mortgaged Property that has a term of three or fewer years and does not provide an option to purchase the Mortgaged Property, or a renewal option that would allow the term to extend beyond three years;

      (ix) the creation of a subordinate lien upon the Mortgaged Property, provided that there is no transfer of occupancy rights therein; or

      (x) the creation of a purchase money security interest for household appliances which are situated in or upon the Mortgaged Property.

      (b) If the individual or entity transferring the Mortgaged Property requests a release of liability, the Servicer must review the credit and financial capacity of the individual or entity receiving the Mortgaged Property. The Servicer may approve the release of liability if it believes the recipient is capable of assuming the mortgage obligations and, where applicable, with the consent of the respective Primary Mortgage Insurer and/or the respective Pool Insurer. If the Servicer does not believe that the recipient is credit worthy or if the consent of the respective Primary Mortgage Insurer and/or the respective Pool Insurer is required but not obtained, the Servicer shall deny the request for the release of liability, although the transfer may still be processed without the release. If the request is denied based solely on the Primary Mortgage Insurer's or the respective Pool Insurer's decision, the denial letter should state that fact.

      (c) The Servicer shall advise (i) each insurance company providing Hazard Insurance and Flood Insurance, where applicable, (ii) the relevant tax authorities, where applicable, (iii) the respective Primary Mortgage Insurer and/or the respective Pool Insurer and (iv) other interested parties when it processes transactions under this Section 11.3.4. The Master Servicer does not need to be notified about such a transaction unless the Servicer agrees to a release of liability under Section 11.3.4(b).

   Section 11.4 Assumptions

      11.4.1. Assumption Requirements. Any Assumption permitted under this Agreement shall be performed in accordance with Prudent Servicing Practices. In connection with an Assumption of an assumable Mortgage Loan, the Servicer shall process such Assumption as provided for in the Mortgage Note or the Mortgage Note Assumption Rider and shall verify that:

      (a) no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the remaining term to maturity, the Gross Margin, the Index, the Maximum Lifetime Mortgage Interest Rate, the Minimum Lifetime Mortgage Interest Rate, and any Periodic Rate Cap or any Periodic Payment Cap) may be changed in connection with such Assumption;

      (b) that the new Borrower qualifies for credit under the Master Servicer's criteria and standards for similar loans;

      (c) where applicable, the respective Primary Mortgage Insurer, and/or the respective Pool Insurer has in advance approved in writing such Assumption of such Mortgage Loan by the new Borrower and such Mortgage Loan will continue to be insured by such Primary Mortgage Insurer and/or such Pool Insurer;

      (d) the documents relating to such Assumption (i) create a valid and enforceable promise to pay the Unpaid Principal Balance of the related Mortgage Loan, together with interest thereon in accordance with the related Mortgage Note by the new Borrower and (ii) the related Security Instrument continues to evidence a valid and perfected first lien on the related Mortgaged Property; and

      (e) such Mortgage Loan will continue to be a valid first priority security interest upon the related Mortgaged Property.

      11.4.2. Approval and Release. In connection with an Assumption of an assumable Mortgage Loan and in accordance with the provisions of the related Mortgage Loan Documents, upon such verification, (a) the Servicer may approve such Assumption and (b) only with the prior written approval of, where applicable, the Primary Mortgage Insurer and/or the Pool Insurer, unless such approval is precluded by the terms of the Mortgage Loan Documents, release the previous Borrower from liability.

      11.4.3. Assumption Agreement Provided to Custodian. The Servicer shall provide to the Custodian the original assumption agreement.

      11.4.4. Assumption Fees. Subject to applicable law or regulation and the provisions of the related Mortgage Note, the Servicer may charge the Borrower and retain a reasonable and customary assumption fee. Such fee is receivable only from the Borrower directly and may not be withdrawn from any of the custodial accounts maintained hereunder.

      11.4.5. Disclosure Requirement. In connection with an Assumption of an assumable Mortgage Loan, the Servicer shall make all disclosures required by applicable law.

   Section 11.5 Partial Releases and Easements

      11.5.1. Prerequisites. The Servicer must take the following actions prior to permitting the grant of a partial release of a Mortgaged Property from the lien of the related Security Instrument, easement, consent to substantial alterations and any other changes affecting the related Mortgage Loan or such Mortgaged Property:

      (a) where applicable, obtain the respective Primary Mortgage Insurer's and/or the respective Pool Insurer's prior written approval;

      (b) if the value of the released property is more than five thousand ($5,000) dollars, obtain an acceptable Appraisal Report showing the current market value of such Mortgaged Property before and after the release and showing individually both the value of the land and of the improvements thereon;

      (c) ensure that any and all cash consideration received at least equals the current market value of property or rights to be released regarding such Mortgaged Property;

      (d) ensure that any and all cash consideration received is applied to the Unpaid Principal Balance of such Mortgage Loan to the extent of the diminution of the value of such Mortgaged Property;

      (e) cause all legal documents for the transaction to be reviewed;

      (f) ensure that such Mortgaged Property, following such release or change, adequately secures the Unpaid Principal Balance of the Mortgage Loan and accrued interest thereon and that the related Loan-to-Value ratio will not be greater than 80%, after giving effect to clause (d) hereof; and

      (g) obtain written notification from the respective Title Insurer that the related Title Insurance policy remains fully in effect with respect to such Mortgaged Property, as modified, following such release or change.

      11.5.2. Release or Modification of Lien. With the consent, where applicable, of the respective Primary Mortgage Insurer, and/or the respective Pool Insurer, the Servicer may approve applications for partial release of a Mortgaged Property from the lien of the related Security Instrument, easements, consent to substantial alterations and any other changes affecting the related Mortgage Loan or such Mortgaged Property if the perquisites in
Section 11.5.1 have been satisfied.

      11.5.3. Master Servicer's Approval. If the Servicer is not able to meet the prerequisites specified in Section 11.5.1 or if the amount of consideration received is less than the reduction in the value of the Mortgaged Property due to the partial release or other changes, the Servicer must obtain the approval of the Master Servicer prior to permitting an application described in Section 11.5.2. The Servicer shall furnish such information as the Master Servicer shall request in connection with an application under this Section 11.5.3.

   Section 11.6 Recordation of Assignments

      11.6.1. Recordation Requirement. The Servicer must, at its own expense, record the Assignment of each Security Instrument (other than with respect to any Mortgage Loan registered in the name of MERS) to the Trustee or, if applicable, to the Trust Administrator on behalf of the Trustee, as well as any previously unrecorded intervening Assignments. In the case of any Mortgage Loan registered in the name of MERS, the Servicer shall take all actions as are necessary to cause the Trustee or, if applicable, to the Trust Administrator on behalf of the Trustee, to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. If any Security Instrument or Assignment is not recorded within the later to occur of (i) the date 120 days after the acquisition of the a Mortgage Loan by the Trustee or, if applicable, the Trust Administrator on behalf of the Trustee, if the Servicer has been servicing such Mortgage Loan from the Trustee's or, if applicable, the Trust Administrator's date of acquisition or
(ii) the date 120 days after the date the Servicer began servicing such Mortgage Loan, the Master Servicer shall have the right to so effect such recordation at the Servicer's expense.

      11.6.2. Extension of Recording Period. The time to record an Assignment of a Security Instrument may be extended from the end of permissible recordation period set forth in Section 11.6.1 if the Servicer provides an Officer's Certificate acceptable to the Master Servicer certifying that the Servicer has used its best efforts to complete the recordation process for the Security Instrument and/or Assignment, as applicable, and that the factors preventing completion of the recordation process are beyond the Servicer's control.

      11.6.3. Delivery Requirement. Promptly following the recordation of any Security Instrument or an Assignment, the Servicer shall deliver to the Custodian, unless otherwise directed in writing by the Master Servicer, such Security Instrument or Assignment bearing evidence of recordation or, if the original Security Instrument or Assignment is retained by the recording office, a certified copy of the original recorded Security Instrument or Assignment.

      11.6.4. Waiver of Recordation. The Master Servicer shall generally require the Servicer to record an Assignment of the Security Instrument for each Mortgage Loan to the Trustee or, if applicable, to the Trust Administrator on behalf of the Trustee. However, the recordation requirement with respect to an Assignment may be waived for a Mortgage Loan if (a) the related Mortgaged Property is in a state in which recordation of such an Assignment is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan and the Depositor or the Servicer has delivered to the Master Servicer an Opinion of Counsel, acceptable to the Master Servicer, to that effect or (b) the Master Servicer has been advised by the Depositor that the nonrecordation of an Assignment in a state will not result in a reduction of the rating assigned by each Rating Agency at the time of the initial issuance of the Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR8.

   Section 11.7 General Servicing Considerations

      11.7.1. Abandonment. If the Servicer discovers that any Mortgaged Property is not occupied, the Servicer must immediately attempt to contact the Borrower in order to determine the reason for the vacancy. If the Servicer determines that such Mortgaged Property has been abandoned, the Servicer, at its own expense, must take all necessary actions to protect such Mortgaged Property from waste, damage and vandalism. Such expenses shall be recoverable by the Servicer solely from the Liquidation Proceeds of the related Mortgage Loan, if any, or directly from the Borrower.

      11.7.2. Buydown Funds. The Servicer must distribute any Buydown Funds in each Custodial Buydown Account in accordance with the terms of the applicable Buydown Agreement.

      11.7.3. Maintenance of Records. Based upon information obtained pursuant to its obligations under Section 12.2.6, the Servicer shall maintain accurate records of the occurrence of any of the following:

      (a) deterioration of, waste of, or lack of repair to, any Mortgaged Property, which materially and adversely affects the Value of such Mortgaged Property and the Borrower refuses or is not financially able to make the necessary repairs;

      (b) sale or transfer of any Mortgaged Property in a manner not approved by the Servicer pursuant to the provisions of this Agreement;

      (c) material litigation involving any Mortgaged Property;

      (d) abandonment of any Mortgaged Property;

      (e) a material default, determined in accordance with Prudent Servicing Practices, under the terms of any Security Instrument, Mortgage Note, Condominium Project or PUD constituent document or similar obligations of a Borrower; or

      (f) any other situation that may materially and adversely affect the value of any Mortgage Loan.

      11.7.4. Eminent Domain. The Servicer must submit appropriate recommendations and documentation to, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of any taking by eminent domain if:

      (a) the Mortgaged Property will be taken in whole and the consideration to be paid to the Borrower will be insufficient to satisfy the Unpaid Principal Balance (plus any unreimbursed Advances) of the related Mortgage Loan, or

      (b) the Mortgaged Property will be taken in part and (i) the ratio of the (A) Unpaid Principal Balance (plus any unreimbursed Advances) of the Mortgage Loan to (B) the Current Value of the remaining Mortgaged Property is higher than (ii) the LTV ratio of the Mortgage Loan immediately before the taking, even after applying any consideration to the Unpaid Principal Balance of the Mortgage Loan.

      The Servicer must take all steps necessary to prevent loss of any Primary Mortgage Insurance or Pool Insurance benefits due to any taking by eminent domain.

      11.7.5. Late Charges. Late charges may not be assessed unless a Borrower failed to make payments in accordance with the Mortgage Note.

   Section 11.8 Borrower Bankruptcy

      11.8.1. Servicer's Duty. The Servicer shall be responsible for representing the interests of the Trustee in any bankruptcy proceedings involving a Borrower.

      11.8.2. Responsibility for Costs. The costs of protecting the interests of the Trustee shall be advanced by the Servicer and are not (a) chargeable to the related Borrower's Escrow Funds or (b) reimbursable from the Master Servicer.

      11.8.3. Challenge Bankruptcy Reductions. If the bankruptcy judge or trustee should propose to (a) reduce the Unpaid Principal Balance of a Mortgage Note, (b) reduce the related Mortgage Interest Rate, (c) extend the final maturity of such Mortgage Note, or (d) reduce the level of any monthly payment on such Mortgage Note, the Servicer shall (i) challenge any such modification on a timely basis and (ii) exercise reasonable judgment to protect the interests of the Trustee.

      11.8.4. Bankruptcy Adjustments. If the action of any court results in a Deficient Valuation or Debt Service Reduction, the Servicer shall provide a calculation of the effects of such modification notifying the Master Servicer of the new principal balance, Mortgage Interest Rate, new final maturity, or monthly payment level, as the case may be, of such Mortgage Loan.

      11.8.5. Bankruptcy Plan Surveillance. With respect to each Mortgage Loan which is the subject of a Deficient Valuation or a Debt Service Reduction, the Servicer shall verify that payments are being made in accordance with the plan approved in the related bankruptcy proceedings.

                                   ARTICLE 12

                             Delinquency Management

   Section 12.1 In General

      12.1.1. Servicing Practices. The provisions set forth in this Article constitute the minimum guidelines and procedures for servicing Delinquent Mortgage Loans. The Servicer must use collection procedures which meet or exceed these guidelines. The Servicer's procedures must be sufficient for promptly dealing with delinquencies. The Master Servicer retains the right to require the Servicer to perform additional collection procedures which the Master Servicer deems, in its reasonable discretion, necessary to realize the objectives set forth herein or otherwise to protect the interests of the Trustee.

      12.1.2. Servicer's Capabilities. The Servicer's collection staff must be sufficiently skilled in financial counseling and mortgage servicing techniques to assist a Borrower to bring his Mortgage Loan current and to protect his equity and credit rating, while at the same time protecting the interests of the Trustee and of the Master Servicer.

      12.1.3. Servicing Objectives. The purpose of any collection effort is to cure a Delinquency in the shortest possible time. The Servicer should treat each Delinquency individually. Discussions with the Borrower must cover the cause of such Delinquency and the time frame in which such Delinquency shall be cured. The Servicer should use notices, letters, telegrams, telephone calls, face-to-face contact and other responsible collection techniques consistent with Prudent Servicing Practices. The Servicer is required to maintain all collection records. The Servicer must vary its collection techniques to fit individual circumstances, avoiding a fixed collection pattern which may be ineffective in dealing with particular Borrowers. The Servicer should recognize the importance of telephone and face-to-face contact in any collection program. As part of its collection procedures, the Servicer shall closely monitor all newly originated Mortgage Loans.

      12.1.4. Servicer's Expenses. Unless otherwise specified, the cost of any of the servicing procedures detailed in this Agreement shall be borne solely by the Servicer. The Servicer may not charge such expenses against the Borrower's Escrow Funds. The foregoing shall not preclude the Servicer from recovering such expenses from the Borrower to the extent permitted by applicable law and the related Mortgage Loan Documents.

   Section 12.2 Delinquency Servicing Procedures

      12.2.1. Late Notice. A late notice shall be mailed by the Servicer to the Borrower by the 18th day of such Delinquency.

      12.2.2. Telephonic Inquiry. The Servicer shall use best efforts to make telephone contact with the Borrower by the 22nd day of such Delinquency.

      12.2.3. Notice of Default. Notification of default of such Mortgage Loan shall be mailed by the Servicer to the Borrower by the 35th day of such Delinquency.

      12.2.4. Borrower Interview. The Servicer shall comply with applicable FNMA and FHLMC requirements with regard to Borrower interviews.

      12.2.5. Continuing Contacts. If satisfactory arrangements have not been made to cure such Delinquency by the 90th day, the Servicer must continue to contact the Borrower until either the related Mortgage Loan has been brought current or the Servicer has made the decision to commence foreclosure of such Mortgaged Property or other action.

      12.2.6. Property Inspection. The Servicer is required to inspect each Delinquent Mortgaged Property at such time and in such manner as is in accordance with Prudent Servicing Practices. The Servicer must prepare a Property Inspection Report following each inspection. All Property Inspection Reports must be retained by the Servicer and copies thereof must be forwarded to the Master Servicer promptly upon request. All expenses related to the foregoing shall be recoverable by the Servicer from the Principal or from Liquidation Proceeds, Insurance Proceeds, payments on the related Mortgage Loan or any other source relating to the related Mortgage Loan or the related Mortgaged Property. The foregoing shall not preclude the Servicer from recovering such expenses from the Borrower to the extent permitted by applicable law and the related Mortgage Loan Documents.

   Section 12.3 Relief of Borrowers

      12.3.1. Servicer's Role. The Servicer shall be readily available to Borrowers to offer skilled financial counsel and advice and shall make personal contact with delinquent Borrowers as often as possible to achieve a solution that will bring the Mortgage Loan current as soon as possible. The Servicer shall be fully familiar with the form of relief to Borrowers provided for herein and shall employ such relief.

      12.3.2. Servicer's Discretion. The Servicer shall have reasonable discretion to extend appropriate relief to Borrowers who encounter hardship and who are cooperative and demonstrate proper regard for their obligations. However, no such relief shall be granted to any Borrower under a Mortgage Loan unless the Servicer reasonably believes that there is a reasonable expectation that such Borrower shall bring his Mortgage Loan current within a period conforming to acceptable servicing practices; provided that such period will not exceed 21 months from the Due Date of the earliest unpaid installment and will not result in a "significant modification" of the Mortgage Loan under the REMIC Provisions.

      12.3.3. Relief Requirement. Prior to granting relief with respect to a delinquent Mortgage Loan as herein provided, the Servicer shall ascertain that (i) the reasons for the default and (ii) the attitude and circumstances of such Borrower justify the relief to be granted.

      12.3.4. Primary Mortgage Insurance Considerations. Where applicable, the Servicer shall satisfy all requirements under the applicable Primary Mortgage Insurance policy regarding the relief granted with respect to a delinquent Mortgage Loan.

      12.3.5. Responsibility for Costs. The Servicer is responsible for collection from such Borrower of any recording or similar costs or expenses incidental to the granting of relief with respect to a delinquent Mortgage Loan.

      12.3.6. Forbearance Plan. (a) Where relief is appropriate, the Servicer shall arrange with a Borrower a "Forbearance Plan" giving such Borrower a definite period in which to reinstate his Mortgage Loan by immediately commencing payments in excess of the regular Monthly Payments. Without the prior written consent of the Master Servicer, special forbearance relief agreements reducing or suspending the regular Monthly Payment of the related Mortgage Loan for a specified period of time are not permitted. To the extent that (i) the priority of the lien represented by such Mortgage Loan remains in effect and is not adversely affected, (ii) where applicable, the related Primary Mortgage Insurance policy remains in full force and effect and (iii) where applicable, the related Pool Insurance policy remains in full force and effect, the Servicer, in its discretion, may enter into a Forbearance Plan that provides that the total amount owed during such Delinquency, including costs and expenses, will be repaid within the shortest period practicable, commencing immediately. With respect to such Mortgage Loan, the Forbearance Plan shall provide that such Delinquency will be cured within a period conforming to acceptable servicing practices; provided that such period will not exceed 21 months from the Due Date of the earliest unpaid installment and will not result in a "significant modification" of the Mortgage Loan under the REMIC Provisions. The Forbearance Plan for such Mortgage Loan shall be set forth in writing and executed by the Borrower and by the Servicer in the form of a letter agreement if the earliest unpaid installment is more than 60 days past due.

      (b) The Servicer may modify the payment terms of Mortgage Loans that are in default, or as to which default is reasonably foreseeable; provided that no such modification shall reduce the Unpaid Principal Balance of such Mortgage Loan or permanently reduce the Mortgage Interest Rate of such Mortgage Loan or extend the final maturity date with respect to any Mortgage Loan beyond the Final Scheduled Maturity Date for the Certificates, or if the Mortgage Loans are divided into two or more Loan Groups, the Final Scheduled Maturity Date for the Certificates in the related Group; and provided further that prior to entering into any such modification the Servicer and the Master Servicer shall determine that such modification is likely to increase the proceeds of such Mortgage Loan over the amount expected to be collected pursuant to a foreclosure or other similar procedure. Nothing in this Section 12.3.6(b) shall be construed to limit the ability of the Servicer to arrange for the sale of a Mortgaged Property pursuant to Section 13.3.3. The Servicer shall be responsible for the determination that any extension of the maturity date of a Mortgage Loan complies with this Section 12.3.6(b).

      12.3.7. Accommodation Limitations. No modification, recast, extension, or capitalization of delinquent payments of a Mortgage Loan other than as provided in Section 12.3.6 hereof shall be permitted with respect to a Mortgage Loan.

      12.3.8. Pool Insurance Considerations. Where applicable, the Servicer shall satisfy all requirements under the applicable Pool Insurance policy regarding the relief granted with respect to a delinquent Mortgage Loan, including, without limitation, securing the prior written consent of the respective Pool Insurer regarding (a) any change in any term of such Mortgage Loan, (b) the release of the related Borrower from any liability related to such Mortgage Loan, or (c) the release of any portion of, or interest in, the Mortgaged Property from the lien of the related Security Instrument.

   Section 12.4 Special Delinquency Servicing Considerations

      12.4.1. Advance Responsibility During Delinquency. In the event of a Delinquency with respect to a Mortgage Loan, the Servicer agrees to advance from its own funds the full amount of Monthly Payments (which may be net of the related Servicing Fee) for such Mortgage Loan. These advances shall provide the Trustee with a regular flow of funds on such delinquent Mortgage Loan. The advance obligation stated above is in addition to any other advance obligations which the Servicer has pursuant to the provisions of this Agreement. The Servicer must still advance funds in accordance with the provisions of this Agreement even if a forbearance has been granted.

      12.4.2. Primary Mortgage Insurance Compliance. Where applicable, the Servicer shall be familiar with and shall satisfy all requirements of the applicable Primary Mortgage Insurance policy with respect to a delinquent Borrower. The Servicer shall have adequate controls to assure timely filing of all notices to the appropriate Primary Mortgage Insurer. The Servicer shall prepare and file all appropriate claims with respect to the applicable Primary Mortgage Insurance policy and the Servicer shall prepare and, upon request, deliver to the Master Servicer, copies of all claims forms and other papers received from or presented to any Primary Mortgage Insurer in connection with any claims presented under any such policy.

      12.4.3. Pool Insurance Compliance. Where applicable, the Servicer shall be familiar with and shall satisfy all requirements of the applicable Pool Insurance policy with respect to a delinquent Borrower. The Servicer shall have adequate controls to assure timely filing of all notices to the appropriate Pool Insurer. Copies of all such notices shall be sent to the Master Servicer upon request. The Servicer shall prepare and file all appropriate claims with respect to the applicable Pool Insurance policy and the Servicer shall prepare and, upon request, deliver to the Master Servicer, copies of all claims forms and other papers received from or presented to any Pool Insurer in connection with any claims presented under any such policy.

                                   ARTICLE 13

                           Foreclosure Administration

   Section 13.1 Foreclosure Prerequisites

      13.1.1. Foreclosure/Alternative to Foreclosure Initiation. (a) When a Borrower reaches the 90th day of Delinquency and the Servicer has exhausted all reasonable means of curing the Delinquency, the Servicer shall either begin the foreclosure process or suggest an alternative to foreclosure in accordance with Prudent Servicing Practices. In conjunction with the Servicer's decision to begin the foreclosure action or seek an alternative to foreclosure, the Servicer shall provide written notice to, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer no later than ten days after the initiation of foreclosure proceedings or the alternative to foreclosure. Notwithstanding anything to the contrary in this
Section 13.1.1, the Master Servicer may direct the Servicer to stop the foreclosure action or to modify any alternative to foreclosure. The Servicer shall prepare all necessary documentation to initiate the foreclosure proceedings.

      (b) Notwithstanding anything to the contrary in this Section 13.1, if the Master Servicer has entered into a special servicing agreement pursuant to Section 3.08 of the Pooling and Servicing Agreement, the Master Servicer may direct the Servicer to commence foreclosure proceedings as contemplated by such special servicing agreement.

      13.1.2. Foreclosure Expenses. All fees and expenses shall be consistent with FNMA standards and, where applicable, shall not exceed those permitted under the respective Pool Insurance policy and/or the respective Primary Mortgage Insurance policy. Fees in excess of the amount permitted by FNMA guidelines or extraordinary legal services must be approved in writing in advance, where applicable, by the respective Primary Mortgage Insurer or the respective Pool Insurer, as the case may be, if required by the applicable policy. All attorneys' fees, and other costs in excess of FNMA's standards in respect of any foreclosure or acquisition in lieu of foreclosure shall be identified in advance and a detailed estimate of the amounts thereof shall be set forth in the Servicer's written recommendation. The billing by a foreclosure attorney must demonstrate the appropriateness of any extraordinary fees by the services required. In cases of full or partial reinstatement of the related Mortgage Loan, the fees shall be reasonable and in proportion to the authorized fee for services rendered for a completed foreclosure. Unless otherwise expressly agreed in writing, neither the Master Servicer, any of its Affiliates, their respective officers, directors, employees, agents, successors or assigns, the Trustee nor, if applicable, the Trust Administrator shall be liable for any attorneys' fees, trustees' fees, witness fees, title search fees, court costs or other expenses incurred by the Servicer in respect of any foreclosure or acquisition in lieu of foreclosure, except to the extent that such fees, costs and expenses are fully reimbursable under a Primary Mortgage Insurance policy and in fact are reimbursed.

      13.1.3. Hazardous Wastes. In the event that the Mortgaged Property, related to a Mortgage Loan which is being considered for liquidation by foreclosure or the transfer of a deed-in-lieu of foreclosure, contains, and the Servicer has reason to believe that it contains, hazardous or regulated substances which may impose liability, for damages, remediation or otherwise, upon the owner of such Mortgaged Property pursuant to Federal, State or local law, the Servicer shall not, except with the express prior written approval of the Master Servicer, which approval makes specific reference to the presence of such hazardous or regulated substances, undertake or continue the process of foreclosure with respect to such Mortgaged Property.

   Section 13.2 Deed-in-Lieu of Foreclosure

      13.2.1. Conditions. If the Master Servicer and the respective Primary Mortgage Insurer and/or the respective Pool Insurer, if applicable, have approved the liquidation of a Mortgage Loan by accepting a deed-in-lieu of foreclosure of the related Mortgaged Property, the Servicer may accept such deed without any further action or approval by the Master Servicer or, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, provided that:

      (a) the Servicer determines that the pursuit of a deficiency judgment is not practical or warranted;

      (b) the Mortgaged Property has been listed for sale at a market value for three months or more without a reasonable sales offer;

      (c) there reasonably appear to be legal impediments to pursuing foreclosure;

      (d) the acceptance of the deed-in-lieu of foreclosure will enable the Trustee to acquire the Mortgaged Property earlier than under a foreclosure action;

      (e) the Borrower acknowledges in writing that the deed is being accepted as an accommodation to him or her;

      (f) where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer has agreed to the acceptance of a deed-in-lieu;

      (g) the Borrower has not received cash consideration to deed the Mortgaged Property over to the Trustee, unless the Master Servicer otherwise approves;

      (h) the Borrower can convey acceptable marketable title, evidenced by a Title Insurance policy;

      (i) the Mortgaged Property is vacant (unless, where applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer has agreed to accept an occupied property);

      (j) the Mortgaged Property is not subject to liens (held by others), judgments, or attachments; and

      (k) the Borrower agrees to assign and transfer to the benefit of the Trustee, where applicable, any rents if the Mortgaged Property is rented, and the Servicer agrees to collect any rental income.

      13.2.2. Subsequent Actions. Upon acquisition by the Trustee, the Servicer shall promptly notify, if applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer, indicating the details of the transaction and reasons for the conveyance and providing such other information as is required under a Primary Inspection Report to, if applicable, the Primary Mortgage Insurer and/or the Pool Insurer. Title shall be conveyed directly from the Borrower to the Trustee or to such other Person designated by the Master Servicer.

   Section 13.3 Actions Prior to Foreclosure

      13.3.1. Notice Requirements. The Servicer shall send the Borrower a letter, not less than 30 days before the commencement of foreclosure proceedings, setting out (i) the nature of the default, (ii) the steps that must be taken by the Borrower to cure the default and (iii) the date when foreclosure proceedings will begin. If the Servicer has reason to believe that the related Mortgaged Property has been abandoned or if the Borrower has displayed an obvious disregard for his obligations under such Mortgage Loan, the foregoing notice shall be forwarded at the earliest possible date following the Borrower's default.

      13.3.2. Initiation of Proceedings. If foreclosure approval has not been withheld by the Master Servicer and, where applicable, by the respective Primary Mortgage Insurer and/or the respective Pool Insurer, with respect to a Mortgaged Property, including Co-op Shares, the Servicer shall, unless it arranges for the sale by the Borrower of the Mortgaged Property to a third party pursuant to Section 13.3.3, initiate or cause to be initiated such foreclosure actions as are authorized by law and consistent with practices in the locality where the Mortgaged Property is located, including, in the case where such Mortgaged Property includes a residential long-term lease, the succession by the Servicer to the rights of the Borrower under the lease by foreclosure, assignment in lieu of foreclosure or other comparable means. If such Mortgaged Property has been abandoned or vacated by the Borrower and the Borrower has evidenced no intention of honoring his obligations under the related Mortgage Loan, the foreclosure process shall be expedited to the fullest extent permitted by law.

      13.3.3. Short Sale of Defaulted Mortgage Loans in Lieu of Foreclosure. With respect to any defaulted Mortgage Loan for which the Servicer would otherwise be required to initiate foreclosure proceedings, the Servicer may arrange for the sale of the Mortgaged Property by the Borrower to a third party if, in the good faith judgment of the Servicer, the net proceeds from such sale would be equal to or greater than the net proceeds of a bid conducted in accordance with Section 13.4.2.

   Section 13.4 Foreclosure Procedures

      13.4.1. Foreclosure Expenses. During the period in which the Mortgaged Property related to a Mortgage Loan is being foreclosed, remaining Escrow Funds, if any, as well as any rent receipts, shall be used to pay all taxes and insurance premiums that become due with respect to such Mortgaged Property to the extent permitted by law. Except where other arrangements have been made with the applicable Primary Mortgage Insurer, the Servicer shall, with respect to each Mortgaged Property undergoing foreclosure, advance payment of attorneys' fees, trustees' fees and other foreclosure costs from the commencement of foreclosure proceedings pertaining to such Mortgaged Property.

      13.4.2. Bidding Instructions.. The Servicer shall issue bidding instructions to the attorney or trustee in a foreclosure proceeding in accordance with Prudent Servicing Practices. Where applicable, the Servicer shall incorporate any bidding requirements issued by the respective Primary Mortgage Insurer and/or the respective Pool Insurer. Any proceeds received from an insurance loss settlement shall be included as part of the bid amount. Where a claim or claim settlement under a Hazard Insurance or Flood Insurance policy is pending, the Servicer shall contact the Hazard Insurance or Flood Insurance carrier to verify that the proposed bid will not invalidate the claim, in that, in certain jurisdictions, a bid for the total indebtedness will be considered as satisfaction of the debt and would thus bar the Hazard Insurance or Flood Insurance claim.

      13.4.3. Buydown Funds Use. Unless the related Buydown Agreement provides otherwise, the Servicer may not use Buydown Funds relating to a Mortgage Loan to cure a Delinquency with respect to such Mortgage Loan. Any Buydown Funds remaining in the associated Custodial Buydown Account of a Mortgage Loan in foreclosure must be disposed of in accordance with the terms of the related Buydown Agreement.

      13.4.4. Servicer's Responsibilities. Subject to the provisions of Article Three hereof, after acquisition of a Mortgaged Property, through foreclosure or a deed-in-lieu of foreclosure, or after the Servicer shall have taken possession of the Mortgaged Property, whichever occurs first, the Servicer shall be responsible for the management of such Mortgaged Property. The Servicer shall remain responsible until possession has been assumed by the applicable Primary Mortgage Insurer or the applicable Pool Insurer or until such Mortgaged Property are otherwise disposed of, as the case may be. The Servicer shall take such action as is necessary to protect the Trustee's security or, after acquisition thereof, ownership interest in such Mortgaged Property. Such action shall include, without limitation, (i) management of such Mortgaged Property, (ii) maintenance of such Mortgaged Property and
(iii) if such Mortgaged Property are vacant, protection of such Mortgaged Property against vandals and the elements.

      13.4.5. Conveyance Documents. Where applicable, any conveyance by the Servicer to the respective Primary Mortgage Insurer or the respective Pool Insurer of a Mortgaged Property shall be made by the form of deed commonly used in the particular jurisdiction where such Mortgaged Property is located. The Servicer shall prepare the necessary documents within two weeks after the date of sale at foreclosure or confirmation of sale, if applicable, or within a reasonable time frame. The documents shall be forwarded to the Trustee for approval and execution. After execution by the Trustee, such documents will be returned to the Servicer for delivery to the respective Primary Mortgage Insurer or the respective Pool Insurer which is acquiring such Mortgaged Property.

   Section 13.5 Mortgage Loan Reinstatement

      13.5.1. Borrower's Full Payment. If a Borrower offers to fully reinstate his Mortgage Loan during the foreclosure process, the Servicer shall accept the offer. To achieve full reinstatement of his Mortgage Loan, a Borrower shall make payment of all (i) payments due to bring such Mortgage Loan current, (ii) attorneys' fees, (iii) trustees' fees, (iv) any additional legal costs, (v) all applicable late fees and (vi) any other expenditures or Advances made by the Servicer during the foreclosure process.

      13.5.2. Borrower's Partial Payment. Except where otherwise required by applicable law, the Servicer may not accept an amount in payment from a Borrower which is less than the amount required for full reinstatement pursuant to Section 13.5.1 hereof toward reinstatement of a Mortgage Loan during the foreclosure process without the prior written approval from, if applicable, the respective Primary Mortgage Insurer and/or the respective Pool Insurer.

      13.5.3. Obligations upon Reinstatement. Upon accepting the reinstatement of a Mortgage Loan, the Servicer shall immediately contact the appropriate foreclosure attorney or trustee to avoid incurring additional legal costs or fees. The Servicer must apply the reinstatement Funds upon receipt from a Borrower in payment of the expenses enumerated in Section
13.5.1 hereof. Upon receipt of the reinstatement funds from a Borrower the Servicer must return to the Custodian the related Mortgage Note and other related Mortgage Loan Documents for reinclusion in the related Mortgage Loan File.

      13.5.4. Certain Assumptions Permitted. The Servicer is authorized, notwithstanding the other provisions of this Article 13, to permit the assumption of a defaulted Mortgage Loan rather than to foreclose or accept a deed-in-lieu of foreclosure if, in the Servicer's judgment, the default is unlikely to be cured and the assuming borrower meets the underwriting guidelines that originally applied to such Mortgage Loan.

                                   ARTICLE 14

                               REO Administration

   Section 14.1 General Provisions

      14.1.1. REO Action Plan. With regard to each REO which is acquired, the Servicer shall prepare a plan of action within 30 Business Days after the date on which the Trustee acquires marketable title to such REO. Each plan of action shall set forth (i) a recommendation for the most effective manner to dispose of the REO, based on a current appraisal report, a broker's price opinion and a market analysis; (ii) the steps to be taken by the Servicer to secure such REO; and (iii) an estimate of the amount of time that is required to dispose of such REO. The Servicer shall promptly submit copies of each plan of action to the Master Servicer and, where applicable, to the respective Primary Mortgage Insurer, and/or the respective Pool Insurer. The Servicer shall implement each plan of action in an expeditious manner. The Servicer shall maintain monthly progress reports with regard to each plan of action detailing the status of the related REO and the progress achieved in implementing the plan of action.

   Section 14.2 REO Servicing

      14.2.1. REO Servicing Requirements. The Servicer shall service each REO from its acquisition through its disposition and shall ensure that all funds received with respect to such REO are deposited to the appropriate Custodial P&I Account for remittance to the Trustee, unless the Master Servicer has relieved the Servicer of these responsibilities by written notification.

      14.2.2. Servicer's Responsibilities. In addition to any other obligations set forth herein, upon acquisition of each REO, the Servicer shall be responsible for:

      (a) managing, maintaining, securing and, where applicable, renting such REO until it is conveyed or sold;

      (b) inspecting such REO at least once every 30 days and promptly sending the Master Servicer an updated Property Inspection Report upon request;

      (c) paying all taxes, insurance, maintenance, management and foreclosure costs relating to such REO;

      (d) submitting recommendations for listing and soliciting offers on such REO;

      (e) marketing such REO;

      (f) completing the sale of such REO;

      (g) depositing sales proceeds relating to such REO into the appropriate Custodial P&I Account for remittance to the Trustee;

      (h) where applicable, satisfying all of the Primary Mortgage Insurer's procedural requirements and filing all required forms and claims;

      (i) where applicable, depositing Primary Mortgage Insurance or Pool Insurance proceeds relating to such REO into the applicable Custodial P&I Account for remittance to the Trustee; and

      (j) processing the conveyance of such REO to the Primary Mortgage Insurer, where applicable.

      14.2.3. [Reserved].

   Section 14.3 REO Records and Reports

      14.3.1. Records Retention. The Servicer shall retain in its files copies of all documents, reports and invoices described in this Section.

      14.3.2. Evidence of Title. Evidence that title to a REO is held by the Trustee shall be submitted by the Servicer to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer, within ten Business Days after marketable title to such REO has been acquired.

      14.3.3. REO Expenses. At the request of the Master Servicer, Primary Mortgage Insurer and/or the Pool Insurer, the Servicer shall send a report listing all expenses in administering each REO. The Servicer shall retain such invoices in its records and shall, by request, (i) produce any such invoices for inspection or (ii) at its own expense, provide copies of any such invoices to the Master Servicer and, if applicable, to the Primary Mortgage Insurer and/or the Pool Insurer, as directed. The foregoing expense invoices shall include, without limitation, the following:

      (a) insurance premiums;

      (b) real estate tax bills;

      (c) special assessments;

      (d) owners' association dues; and

      (e) utility bills.

      14.3.4. REO Documents. Upon request, the Servicer shall send copies to the Master Servicer and, where applicable, to the respective Primary Mortgage Insurer and/or the respective Pool Insurer, of the following documents relating to each REO:

      (a) any forced placed Hazard Insurance policy or Flood Insurance policy, if applicable;

      (b) any maintenance contracts;

      (c) any contractor bids relating to the rehabilitation of such REO pursuant to Section 14.5.3 hereof;

      (d) an updated Title Insurance policy which reflects the occurrence of foreclosure; and

      (e) plat map or house location survey, if already available.

   Section 14.4 REO Marketing

      14.4.1. REO Marketing Efforts. The Servicer shall begin efforts to market a REO as soon as marketable title is acquired by the Trustee.

      14.4.2. REO Sales. (a) The Servicer shall obtain the best market price for a REO for the Trustee while disposing of such REO in a timely and efficient manner. The Servicer, acting on behalf of the Trustee, shall dispose or cooperate with the Trustee in disposing of such REO prior to the close of the third calendar year following the year of its acquisition by the Trustee (the "REO Disposition Period") or, if an extension has been obtained from the Internal Revenue Service pursuant to Section 14.4.2(b), within such period. If the Servicer is otherwise unable to sell such REO, the Servicer shall before the end of the REO Disposition Period or, if an extension has been obtained from the Internal Revenue Service pursuant to Section 14.4.2(b), before the end of such period, following the acquisition of such REO, auction such REO to the highest bidder in an auction reasonably designed to bring a fair price. The Servicer is eligible to bid in such an auction.

      (b) The Servicer may apply to the Internal Revenue Service, in the manner contemplated by Code Section 856(e)(3), for an extension of the REO Disposition Period with respect to an REO.

      14.4.3. Primary Mortgage Insurance Considerations. The Servicer must ensure that any action taken with respect to the sale of a REO does not jeopardize the maximum benefits available under the related Primary Mortgage Insurance Policy, if any, with respect to the related Mortgage Loan. The Servicer must inform the related Primary Mortgage Insurer of any listing agreements or purchase offers that are received before the related Primary Mortgage Insurer has finalized the disposition of the claim.

      14.4.4. Master Servicer Instructions. Where the Servicer receives instructions from the Master Servicer regarding the marketing and sale of a REO, either with respect to a specific property or generally, such instructions shall govern the Servicer's actions, notwithstanding any provision herein.

      14.4.5. Pool Insurance Considerations. The Servicer must ensure that any action taken with respect to the sale of a REO does not jeopardize the maximum benefits available under the related Pool Insurance Policy, if any, with respect to the related Mortgage Loan. The Servicer must inform the related Pool Insurer of any listing agreements or purchase offers that are received before the Primary Mortgage Insurer has finalized the disposition of the claim.

   Section 14.5 REO Rehabilitation

      14.5.1. REO Rehabilitation Requirement. Unless the Master Servicer shall otherwise direct, and subject to Section 3.2.2(ii) and Section 17.6.2, the Servicer must ensure that any rehabilitation work (which shall not include the cleaning of a recently acquired REO property) to any REO which is necessary to restore such REO to a marketable condition is performed and that such work is performed in a professional and workmanlike manner.

      14.5.2. [Reserved].

      14.5.3. Written Contractor Bids. The Servicer shall solicit detailed written bids from independent contractors when the value of a contract for rehabilitation of a REO exceeds five hundred dollars ($500.00) (which shall not include the cleaning of a recently acquired REO property). Where the value of a contract exceeds five thousand dollars ($5,000.00) (which shall not include the cleaning of a recently acquired REO property), the Servicer shall receive bids from a minimum of two independent and unrelated contractors and, upon request, forward copies of such bids to the Master Servicer. Where the value of a contract exceeds fifty thousand dollars ($50,000.00) (which shall not include the cleaning of a recently acquired REO property), the Servicer shall receive bids from a minimum of three independent and unrelated contractors and, upon request, forward copies of such bids to the Master Servicer.

      14.5.4. Primary Mortgage Insurance Considerations. If a Mortgaged Property which has become a REO and the related Mortgage Loan is covered by a policy of Primary Mortgage Insurance, the Servicer shall notify the related Primary Mortgage Insurer of such rehabilitation plans before the completion of the Primary Mortgage Insurance claim to ensure reimbursement from the Primary Mortgage Insurer. If the related Primary Mortgage Insurer elects not to reimburse all rehabilitation expenses, work should be postponed until after final disposition of the Primary Mortgage Insurance claim.

   Section 14.6 REO Administration Failure.

      14.6.1. Servicer Removal. The Master Servicer may in its reasonable discretion, in the event that the Servicer's actions or omissions result in damage to any REO or a failure to sell any REO property within a reasonable time, the Master Servicer may remove the servicing of such REO from the Servicer and assume responsibility for management, control, maintenance, security, rehabilitation and disposition of such REO.

      14.6.2. Servicer's Continuing Obligations. In the event that the Servicer is removed from servicing a REO by virtue of the provisions of
Section 14.6.1, the Servicer, as to such REO, shall nevertheless remain responsible to (a) pay when due all insurance premiums, property taxes and assessments; (b) file when due all claims for Primary Mortgage Insurance, Pool Insurance, Hazard Insurance and, if applicable, Flood Insurance benefits; and (c) fulfill any other related responsibilities required by the Master Servicer.

      14.6.3. Servicer's Duty to Compensate. Whether or not a Servicer is removed from servicing with respect to a particular REO, the Servicer must compensate the Master Servicer for any damages caused as a result of the Servicer's breach of its obligation to service efficiently each REO. The Servicer acknowledges that any damages suffered as a result of the Servicer's inefficiency in managing a REO may not be quantified in advance of the Master Servicer assuming responsibility for such REO.

                                   ARTICLE 15

                         Insurance and Letter of Credit

   Section 15.1 General Provisions

      15.1.1. Insurance Requirements.

      The Servicer must verify that each Mortgage Loan has the insurance coverage required pursuant to Article 15 and 16. All claims arising under Insurance Policies maintained hereunder must be settled or otherwise disposed of by the Servicer, and all such Insurance Policies must be maintained, including, without limitation, the payment of premiums on a timely basis, by the Servicer at no expense to the Trustee, the Trust Administrator (if applicable) or the Master Servicer.

      If the Insurance Proceeds paid in respect of any Mortgage Loan are not used to repair the related Mortgaged Property due to the particular circumstances of the loss, and instead such Insurance Proceeds are applied to reduce the Unpaid Principal Balance of such Mortgage Loan and such application causes the Unpaid Principal Balance of such Mortgage Loan to reduce to zero, the Servicer must treat the application of such proceeds as a Liquidation, and notify the Master Servicer of such Liquidation.

      15.1.2. Uninsured Losses. The Servicer must take the following actions in the event of loss or damage to any Mortgaged Property caused by an earthquake, flood, tornado or other natural disaster immediately following, the earlier to occur of (x) its notification or discovery of such loss or damage or (y) the time at which the Servicer reasonably should have known of such loss or damage in the exercise of Prudent Servicing Practices:

      (a) determine the extent of the losses or damages;

      (b) secure any abandoned Mortgaged Property from vandalism and the elements;

      (c) communicate with and counsel the respective Borrower on any disaster relief programs or other assistance which is available; and

      (d) take appropriate action to protect the interests of the Trustee and the respective Borrower.

      15.1.3. Servicer's Obligation to Maintain Insurance. If the Servicer discovers that a Borrower does not have adequate insurance coverage as required pursuant to the provisions of this Article, the Servicer must obtain and maintain at its own expense the required insurance coverage on the related Mortgaged Property. The Servicer may, in its discretion, cause the required coverage to be maintained through a blanket insurance policy. Such expenses shall not be recoverable by the Servicer from the Master Servicer or from payments on the Mortgage Loan or any other source relating to the related Mortgage Loan or the related Mortgaged Property, other than from Liquidation Proceeds or Insurance Proceeds from the related Mortgage Loan. To the extent permitted by applicable law and the related Mortgage Loan Documents, the Servicer may initiate forced placed coverage with respect to such Mortgaged Property and thereafter attempt to recover such expenses from the related Borrower.

      15.1.4. Insurance Notices. The Servicer must arrange for all insurance drafts, notices, policies, invoices, or other correspondence to be delivered directly to the Servicer. The Servicer, its successors and assigns must be named as the Mortgagee, the endorsement must show the Servicer's address as shown in the following example:

      Wells Fargo Bank, N.A.
      7001 Westown Parkway
      West Des Moines, Iowa 50266

      15.1.5. Default by Insurer. If the Servicer knows or has reasonable cause to suspect that an insurer under any applicable insurance policy required pursuant to the provisions of this Article will, for any reason, be unable to pay a valid claim, the Servicer shall immediately (i) find a substitute insurer and (ii) pay any premiums to the insurer. In any case, the Servicer shall not be liable in any way for the financial inability of any insurer under any insurance policy required herein to pay a valid claim so long as the provisions of Article 15 and 16 hereof are complied with.

      15.1.6. Insurance Carrier Rating. Each Insurance Policy must be underwritten by an insurance carrier that is a FNMA or FHLMC approved Mortgage Insurer.

      15.1.7. Insurance Carrier Licenses. Each insurance carrier must be licensed or otherwise authorized by law to conduct business in each state in which a related Mortgaged Property is located.

      15.1.8. Risk Exposure. If any Mortgaged Property is exposed to hazards not fully covered by Hazard Insurance or Flood Insurance, the Servicer must notify the Master Servicer immediately with a recommendation for additional coverage.

      15.1.9. Evidence of Insurance. (a) The Servicer must maintain the following documentation with respect to insurance coverage on each Mortgage
Loan:

      (i) if Primary Mortgage Insurance is required, a copy of the Primary Mortgage Insurance policy and any related endorsements;

      (ii) for one- to four-unit dwellings where such coverage is not provided under a blanket policy maintained by the Servicer, an original of the Hazard Insurance policy, if applicable, and any related endorsements;

      (iii) a copy of the Title Insurance policy and any related endorsements, unless a Final Title Condition Report was obtained;

      (iv) For properties covered under a blanket policy, an original of any blanket policy, and any related endorsements; and

      (v) an original of any Flood Insurance policy, if Flood Insurance is required, and any related endorsements.

      (b) A certificate of insurance is acceptable in lieu of any of the foregoing policies if it contains the following information:

      (i) named insured and Mortgagee or, for PUD or Condominium Units, named insured association, unit owner and unit owner Mortgagee;

      (ii)  address of the Mortgaged Property;

      (iii) type, amount and effective dates of coverage;

      (iv)  deductible amount;

      (v) any endorsement or optional coverage obtained and made part of the original policy;

      (vi) insurer's agreement to provide at least ten day's prior written notice to the Servicer and Borrower (or applicable unit owner Mortgagee if for a PUD or Condominium Unit) before any reduction in coverage or cancellation of the policy; and

      (vii) signature of an authorized representative of the insurer, if required by applicable law.

   Section 15.2 Primary Mortgage Insurance

      15.2.1. Primary Mortgage Insurance Requirement. Unless Primary Mortgage Insurance coverage with respect to a Mortgage Loan is canceled as provided in
Section 15.2.4 herein, the Servicer must maintain at all times Primary Mortgage Insurance on any Mortgage Loan with an original LTV ratio in excess of 80%.

      15.2.2. Primary Mortgage Insurance Coverage. As to each Mortgage Loan which is required to have Primary Mortgage Insurance, pursuant to this Agreement or the related Mortgage Loan Documents, Primary Mortgage Insurance must at least provide coverage which insures against loss of that portion of the Unpaid Principal Balance of the Mortgage Loan that exceeds 75% of the Value of the Mortgaged Property. If the Mortgage Loan provides for negative amortization or for the potential of negative amortization, the Primary Mortgage Insurance policy must also insure any increase in the Unpaid Principal Balance from the original principal balance of the related Mortgage Note.

      15.2.3. Primary Mortgage Insurer Downgrading. In the event that the rating assigned by a Rating Agency to the claims paying ability of any Primary Mortgage Insurer is reduced below the level permitted under Section 15.1.6, the Servicer shall use its best efforts to replace each Primary Mortgage Insurance Policy issued by such Primary Mortgage Insurer with a new Primary Mortgage Insurance policy issued by an insurer whose claims paying ability is acceptable to the Master Servicer. The premium for any replacement Primary Mortgage Insurance policy shall not exceed the premium for the discontinued Primary Mortgage Insurance policy.

      15.2.4. Primary Mortgage Insurance Cancellation. If a Borrower requests cancellation of the Primary Mortgage Insurance policy with respect to his Mortgaged Property, the following requirements must be met:

      (a) The current LTV ratio must be 80% or less. The current LTV ratio must be calculated by dividing the Unpaid Principal Balance of the related Mortgage Loan by the Current Value of the Mortgaged Property;

      (b) The related Mortgage Loan may not have been 30 days or more delinquent within the preceding twelve months; and

      (c) There may not have been any other default under the terms of the related Mortgage Loan at any time during the preceding twelve months.

   If there are indications that the Current Value of the Mortgaged Property has declined, the Servicer shall obtain an Appraisal Report with respect to such Mortgaged Property that is not more than 60 days old. The Current Value of such Mortgaged Property set forth the Appraisal Report shall be used as the divisor in clause (a) hereof to determine whether the recalculated current LTV is 80% or less. If the recalculated current LTV is greater, the Primary Mortgage Insurance cancellation request will be denied.

      15.2.5. Primary Mortgage Insurance Claims. The Servicer must take all steps to ensure the payment of the maximum benefits payable under the terms of any Primary Mortgage Insurance policy. The Servicer must work diligently with each Primary Mortgage Insurer to determine whether such insurer will settle the claim by taking title to the Mortgaged Property in question or in some other manner. Upon receipt of any Primary Mortgage Insurance proceeds, the Servicer must deposit such amounts in the appropriate Custodial P&I Account. The Servicer shall promptly notify the Master Servicer in writing if any Primary Mortgage Insurer at any time denies any or all of a claim filed under its Primary Mortgage Insurance policy.

   Section 15.3 Hazard Insurance

      15.3.1. Hazard Insurance Requirement. Unless alternative coverage is provided pursuant to Section 16.3 hereunder, the Servicer must ensure that each Mortgaged Property is covered at all times by Hazard Insurance.

      15.3.2. Hazard Insurance Coverage. As to each Mortgaged Property, the amount of Hazard Insurance must be at least equal to the lesser of (a) the Unpaid Principal Balance of the related Mortgage Loan or (b) 100% of the insurable value of the improvements on the Mortgaged Property; provided, however, that in no case shall the amount of Hazard Insurance be less than the amount required to fully compensate for any damage to the improvements on the Mortgaged Property on a replacement cost basis.

      15.3.3. Hazard Insurance Deductible. Except as a greater amount may be required by an applicable law, each Hazard Insurance deductible may not exceed FNMA or FHLMC's required deductible.

      15.3.4. Hazard Insurance Vacancy Coverage. The Servicer must ensure that each Mortgaged Property is adequately covered even when vacant and, where available, must obtain a vacancy permit endorsement.

      15.3.5. Hazard Insurance Mortgagee Provisions. Each Hazard Insurance Policy must contain or have attached a standard mortgagee clause in the form customarily used by or required by private institutional mortgage loan investors. Such clause must provide that the Hazard Insurance carrier shall notify the named Mortgagee at least ten days before any reduction in coverage or cancellation of the policy. All mortgagee clauses must be properly endorsed, necessary notices of transfer must be given and any other action must be taken that is necessary in order to protect the interests of the Trustee, its successors and/or assigns. The standard mortgagee clause should read as follows: "Insuring Wells Fargo Bank, N.A., as agent for HSBC Bank USA, National Association, its successors and/or assigns."

   Section 15.4 Flood Insurance

      15.4.1. Flood Insurance Requirement. Unless alternate coverage is provided pursuant to Section 16.6 hereunder, the Servicer must ensure that Flood Insurance is maintained at all times on Mortgaged Property that are in a special flood hazard area identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

      15.4.2. Flood Insurance Coverage. As to each Mortgaged Property, the amount of Flood Insurance must be at least equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program's regular program or its emergency program, (b) the Unpaid Principal Balance of the related Mortgage Loan or (c) 100% of the replacement cost of the improvements on the Mortgaged Property.

      15.4.3. Flood Insurance Deductible. Except as a greater amount may be required by applicable law, each Flood Insurance deductible may not exceed the lesser of (a) $1,000 or (b) one percent of the applicable amount of coverage.

   Section 15.5 Title Insurance

      15.5.1. Servicer's Obligations. The Servicer shall perform and comply with all requirements and conditions of each Title Insurance policy for each Mortgage Loan and the related Mortgaged Property that are to be performed or observed by the "Insured" or obligee thereunder as a condition to maintaining and keeping it in force, or making a claim under, such Title Insurance policy. The Servicer shall be named as a payee on all Title Insurance policy loss drafts, and upon receipt thereof, the funds shall be credited to the extent of the sum of (i) the Unpaid Principal Balance of such Mortgage Loan and any interest accrued thereon, (ii) any outstanding advances thereon (iii) any outstanding Advances relating to such Mortgage Loans and (iv) any expenses owed by such Borrower which are due the Trustee, the Master Servicer or the Servicer, whether for its own account or others, to the appropriate Custodial P&I Account and the balance of such funds, if any, shall be credited to the appropriate Custodial T&I Account.

      15.5.2. Policy Custody. [Reserved]

      15.5.3. Title Insurance Claims. The Master Servicer must be notified contemporaneously with the making of any claim under the Title Insurance policy.

   Section 15.6 Insurance Loss Settlements

      15.6.1. Settlement Approval. The approval of the Master Servicer need not be requested for disposition of insurance loss settlements and the Servicer may disburse the loss proceeds as provided herein.

      15.6.2. Settlement Disbursements. For each Mortgage Loan, including a Mortgage Loan secured by Mortgaged Property located in a Condominium Project or PUD, the Servicer is fully responsible for the disbursement of insurance loss settlements under each Hazard Insurance policy and each Flood Insurance policy where property damage is $10,000 or more, including but not limited to:

      (a) arranging for and authorizing the restoration and rehabilitation of the related damaged Mortgaged Property in cooperation with the Borrower;

      (b) subject to applicable law, applying the Insurance Proceeds to reduction of the Unpaid Principal Balance of such Mortgage Loan, provided that the Servicer (i) shall have determined that such proceeds are insufficient to repair and restore the related Mortgaged Property, or that the repair and restoration of such Mortgaged Property is not feasible; and
   (ii) shall have obtained authorization of the Master Servicer to make such application of the Insurance Proceeds;

      (c) collecting, endorsing and disbursing the Insurance Proceeds and arranging for progress inspections and payments, if necessary;

      (d) complying with all requirements of any Primary Mortgage Insurance policy pertaining to the filing of claims and the settlement of insurance losses to assure that the security of such Mortgage Loan is not impaired and that the coverage of such Primary Mortgage Insurance policy is not jeopardized or otherwise adversely affected;

      (e) assuring, through the receipt of Borrower's affidavits, repair contract copies, lien waivers and the like, that the priority of the lien of the Security Instrument is preserved, and that the Insurance Proceeds are applied to the restoration or repair of the related Mortgaged Property if not applied in payment of such Mortgage Loan;

      (f) obtain releases or waivers of liens and taking such other actions as are necessary to avoid the filing of laborers', materialmen's or mechanic's liens against the related Mortgaged Property; and

      (g) maintaining procedures and practices acceptable to the Master Servicer and in conformity with Prudent Servicing Practices for the control and disposition of insurance loss drafts.

      15.6.3. Settlement Funds. The Servicer shall be named as a payee on all insurance loss drafts and upon receipt thereof, the funds shall be credited to the Borrower's Insurance Proceeds balance and deposited into (a) where such funds will be applied to the repair and restoration of the related Mortgaged Property and where required by applicable state law, one or more separate escrow accounts, so that the balance on deposit in such accounts is fully insured at all times by the FDIC through either the BIF or SAIF or (b) where such funds will not be applied to the repair and restoration of the related Mortgaged Property, the respective Custodial P&I Account.

      15.6.4. Settlement Notice. Upon written request received from the Master Servicer, the Servicer shall provide any report relating to such settlement to the Master Servicer on a Hazard Insurance Loss Draft Notification, together with a summary of the disposition of the proceeds.

      15.6.5. Continuing Coverage. If a letter of assurance is obtained from any insurer under a Hazard Insurance policy or a Flood Insurance policy that the insurance coverage shall continue in full force and effect, the Servicer shall deposit such letter in the appropriate Servicer Mortgage Loan File.

      15.6.6. Property Inspections. The Servicer shall conduct property inspections in accordance with the milestones of the repair and rehabilitation plan for such Mortgaged Property and prepare Property Inspection Reports on any Mortgaged Property involving property damage over $15,000. The Servicer shall furnish a copy of the repair and rehabilitation plan for such Mortgaged Property to the Master Servicer upon request.

   Section 15.7 Letters of Credit

      15.7.1. Letter of Credit Draws. The Servicer shall take all steps necessary to make draws under any Letter of Credit in accordance with the provisions thereof. The Servicer shall notify the Master Servicer promptly in writing if the Pledge Holder does not renew a Letter of Credit. Upon receipt of any amounts as a result of a draw on a Letter of Credit because of the nonrenewal of such Letter of Credit, the Servicer shall deposit such amounts in the appropriate Custodial P&I Account and such amount shall be treated as a prepayment of principal. Upon receipt of any amounts as a result of a draw on a Letter of Credit for a reason other than the nonrenewal of such Letter of Credit, the Servicer shall deposit such amounts in the appropriate Custodial P&I Account for application in accordance with the provisions of the applicable Administration Disclosure.

            15.7.2. Draws in the Event of Servicer Termination. Notwithstanding anything to the contrary in this Agreement (including without limitation the termination or transfer of the servicing rights and/or obligations of the Servicer pursuant to Article 19 hereof), Wells Fargo Bank, as beneficiary under the Non-Assigned Letters of Credit, shall continue to make draws thereunder in accordance with the provisions thereof. Under this provision, in the event a Pledged Asset Mortgage Loan is ninety days delinquent, the Servicer shall deliver a copy of the related Letter of Credit to Wells Fargo Bank and shall notify both the Master Servicer and Wells Fargo Bank that the Pledged Asset Mortgage Loan is ninety days delinquent. Any funds received from draws on the Non-Assigned Letters of Credit after Wells Fargo Bank is no longer the Servicer hereunder shall be remitted by Wells Fargo Bank to the Servicer for deposit into the related Custodial P&I Account. Under this provision, in the event a Pledged Asset Mortgage Loan is liquidated or paid in full the Master Servicer shall notify Wells Fargo Bank in writing.

                                   ARTICLE 16

                          Condominium and PUD Insurance

   Section 16.1 General Provisions

      16.1.1. Applicability. The provisions of this Article pertain solely to Mortgage Loans secured by Condominium Units or PUD Units.

      16.1.2. Premiums. The premiums for insurance policies required pursuant to this Article must be paid as a common expense by the Owners' Association.

      16.1.3. Deductible Reserves. Funds for each of the deductibles associated with the insurance policies required pursuant to this Article must be included in the Owners' Association's reserves and must be so designated.

      16.1.4. Name of Insured. The name of the insured stated under each Insurance Policy required pursuant to the provisions of this Article must be similar in form and substance to the following:

      "Association of Owners of the [Name of Condominium Project or PUD] for use and benefit of the individual Condominium or PUD Unit owners" (designated by name, if required).

      16.1.5. Mortgagee Clause. Each insurance policy required pursuant to the provisions of this Article must contain the standard mortgagee clause endorsed to provide that any disbursements shall be paid to the Owners' Association for the use and benefit of Mortgagees as their interests may appear, or otherwise endorsed to fully protect the interest of (a) the Trustee and (b) the holders of a beneficial interest therein, if any.

      16.1.6. Reconstruction Coverage. If, with respect to a PUD or Condominium Project in which a Mortgaged Property is located, there is a construction code provision that would require changes to undamaged portions of the PUD or Condominium Project's building(s) even when only part of a building is destroyed by an insured hazard, then the Servicer must ensure that each insurance policy required by this Article contains the necessary construction code endorsements to cover this exposure.

   Section 16.2 Common Area Multiple Peril Insurance

      16.2.1. Common Area Multiple Peril Insurance Requirement. The Servicer must ensure that the Owner's Association maintains, with respect to the PUD or Condominium Project in which a Mortgaged Property is located, a policy of Common Area Multiple Peril Insurance, with premiums being paid as a common expense. The Common Area Multiple Peril Insurance policy must at least protect against loss or damage by fire and all other hazards that are normally covered by the standard extended coverage endorsement, and all of the perils customarily covered for similar types of projects, including those covered by the standard "all risk" endorsement.

      16.2.2. Common Area Multiple Peril Insurance Coverage. As to each Condominium Project or PUD in which a Mortgaged Property is located, a Common Area Multiple Peril Insurance policy must cover 100% of the current replacement cost of all of the common areas (other than the land and foundation), common elements including fixtures and building service equipment, as well as common personal property and supplies.

      16.2.3. Common Area Multiple Peril Insurance Deductible. Except as a greater amount may be required by applicable law, each Common Area Multiple Peril Insurance deductible may not exceed the lesser of (a) $10,000 or (b) one percent of the applicable amount of coverage.

      16.2.4. Boiler and Machinery Coverage. If a steam boiler is operating within the Condominium Project or PUD in which a Mortgaged Property is located, then the Servicer must ensure that boiler and machinery coverage is in force at all times. This coverage must be evidenced by the standard form of boiler and machinery endorsement. The minimum liability coverage per accident under boiler and machinery coverage must equal the insurable value of the boiler and equipment and the building housing such boiler or machinery, based upon current replacement cost, or $2 million, whichever is less.

   Section 16.3 Blanket Hazard Insurance

      16.3.1. Blanket Hazard Insurance Requirement. Unless alternative coverage is provided pursuant to Section 16.3 hereunder, the Servicer must verify that each such Mortgaged Property is covered at all times by Hazard Insurance policy which provides blanket coverage for the individual units in the Condominium Project or PUD.

      16.3.2. Blanket Hazard Insurance Coverage. As to each Condominium Project or PUD which contains a Mortgaged Property for which its Hazard Insurance coverage is provided through a blanket policy, the amount of Hazard Insurance for a blanket policy a Condominium Project or PUD must be at least equal to the lesser of (a) the aggregate of the outstanding principal balances of all mortgage notes secured by units within the Condominium Project or PUD (including the Mortgage Notes secured by Mortgaged Properties) or (b) 100% of the replacement cost of the improvements on the Condominium Project or PUD Unit site.

      16.3.3. Blanket Hazard Insurance Deductible. Except as a greater amount may be required by an applicable law, each Hazard Insurance deductible for a blanket policy covering a Condominium Project or PUD may not exceed the lesser of (a) $10,000 or (b) one percent of the applicable amount of coverage.

   Section 16.4 Common Area Comprehensive General Liability (CGL) Insurance

      16.4.1. Common Area CGL Insurance Requirement. The Servicer must ensure that the Owners' Association maintains a Comprehensive General Liability Insurance policy covering all of the common areas, common elements, commercial spaces and public ways in the Condominium Project or PUD in which a Mortgaged Property is located.

      16.4.2. Common Area CGL Insurance Coverage. As to each Condominium Project or PUD in which a Mortgaged Property is located, a CGL Insurance policy should provide coverage of at least $1,000,000 for personal injury, bodily injury or property damage for any single occurrence. Each CGL Insurance policy must contain a severability of interest endorsement preventing the insurer from denying the claim of a Condominium or PUD Unit owner because of negligent acts of the Owners' Association or other unit owners. Each CGL Insurance policy must include all other types of coverage and endorsements in the types and amounts required by private institutional mortgage loan investors for developments similar in construction, location and use.

   Section 16.5 Owners' Association Fidelity Insurance

      16.5.1. Owners' Association Fidelity Insurance Requirement. The Servicer must ensure that the Owners' Association maintains a fidelity bond or insurance against dishonest and fraudulent acts on the part of directors, managers, trustees, employees or volunteers responsible for handling funds belonging to or administered by the association.

      16.5.2. Owners' Association Fidelity Insurance Coverage. The Owners' Association fidelity bond or insurance must name the Owners' Association as the insured and must be written in an amount sufficient to provide protection at least 150% of the insured's estimated annual operating expenses and reserves. An appropriate endorsement to the policy to cover any persons who serve without remuneration must be added if the policy would not otherwise cover volunteers. Owners' Association fidelity insurance coverage must be in an amount equal to at least 3 months assessments on all units in the Condominium Project or PUD. Owners' Association fidelity insurance coverage is not required if the Condominium Project or the PUD have fewer than 20 units.

   Section 16.6 Blanket Flood Insurance

      16.6.1. Blanket Flood Insurance Requirement. Where a Mortgaged Property is a Condominium Unit or PUD Unit and is not individually covered by a Flood Insurance policy in accordance with the provisions of Section 15.4 hereof, the Servicer must verify that a Flood Insurance policy which provides blanket coverage for the individual units in the Condominium Project or PUD, is maintained at all times on Mortgaged Property that are in a special flood hazard area identified by the Secretary of HUD or the Director of the Federal Emergency Management Agency.

      16.6.2. Blanket Flood Insurance Coverage. As to each Condominium Project or PUD which contains a Mortgaged Property for which its Flood Hazard Insurance coverage is provided through a blanket policy, the amount of Flood Insurance must be at least equal to the lesser of (a) the maximum amount available under the National Flood Insurance Program's regular program or the its emergency program, (b) the aggregate of the outstanding principal balances of all mortgage notes secured by units within the Condominium Project or PUD (including the Mortgage Notes secured by Mortgaged Properties), or (c) 100% of the replacement cost of the improvements on the Condominium Project or PUD Unit site.

      16.6.3. Blanket Flood Insurance Deductible. Except as a greater amount may be required by applicable law, each Flood Insurance deductible for a blanket policy covering a Condominium Project or PUD may not exceed the lesser of (a) $5,000 or (b) one percent of the applicable amount of coverage.

                                   ARTICLE 17

                                    Advances

   Section 17.1 Principal and Interest Advances

      17.1.1. P&I Advance Requirement. The Servicer shall advance P&I Advances and deposit to the respective Custodial P&I Account on or before each Remittance Date an amount equal to the aggregate of the difference between (a) the Monthly Payment that each Borrower was required to pay to the Servicer on the immediately preceding Due Date (excluding the amount of the related Servicing Fee) and (b) the amount actually received with respect to the related Monthly Payment by the Servicer (excluding the amount of the related Servicing Fee), which deposit may be made in whole or in part from any Amounts Held for Future Distribution. For purposes of the preceding sentence, the Monthly Payment on each Balloon Loan with a delinquent Balloon Amount is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan. Any Amount Held for Future Distribution so used shall be replaced by the Servicer from its own funds by deposit in the Custodial P&I Account on or before the Business Day preceding any future Remittance Date to the extent that funds in the Custodial P&I Account on such Remittance Date shall be less than the amount required to be remitted on such date

The Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such P&I Advance shall be deemed to have been made, such determination and related reimbursement allocations pursuant to the following paragraphs being conclusive for purposes of Section 17.1.3.

The Servicer shall have no obligation to make any P&I Advances as to any Mortgage Loan with respect to shortfalls relating to the Servicemembers Civil Relief Act or similar state and local laws.

      17.1.2. P&I Advance Limitation. The Servicer is required to make P&I Advances with respect to a Mortgage Loan unless a P&I Advance is reasonably determined by the Servicer to be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds, or the Borrower.

      17.1.3. P&I Advance Recovery. The Servicer's P&I Advance shall be recoverable from subsequent Borrower Monthly Payments, Insurance Proceeds, Liquidation Proceeds related to the Mortgage Loan as to which such P&I Advance was made or, if the Representing Party is obligated to purchase such Mortgage Loan from the Trustee, from the price paid for such Mortgage Loan or pursuant to Section 17.4.

      17.1.4. Advance During Bankruptcy and Foreclosure. During litigation, bankruptcy proceedings or foreclosure proceedings pertaining to any Mortgage Loan or while REO transferred to the Trustee through foreclosure or a deed-in-lieu of foreclosure is held by the Trustee or its successors, the Servicer must continue to make monthly P&I Advances in respect of each such Mortgage Loan or REO to the respective Custodial P&I Account. Subject to the provisions of Section 17.1.2 hereof, these P&I Advances must be made until the (i) Liquidation of each Mortgage Loan subject to such proceedings or (ii) in the case of REO transferred to the Trustee through foreclosure or a deed-in-lieu of foreclosure, the Liquidation of such REO. Advances with respect to REO shall be made as if the related Mortgage Loan and Mortgage Note remained in effect.

   Section 17.2 Foreclosure Advances

      17.2.1. Foreclosure Advance Requirement. During foreclosure proceedings, the Servicer must advance from its own funds all foreclosure expenses as they occur in accordance with the terms of this Agreement. Such advances must be made by the Servicer up to the time of final disposition of the related Mortgaged Property.

      17.2.2. Foreclosure Advance Limitation. The Servicer is required to make advances pursuant to Section 17.2.1 with respect to a Mortgage Loan unless the Servicer reasonably determines (i) that such foreclosure will not increase the proceeds to the Trustee of liquidation of such Mortgage Loan after reimbursement of the Servicer for its expenses or (ii) that such expenses will be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds or the Borrower.

      17.2.3. Foreclosure Advance Recovery. If foreclosure proceedings are terminated, the Servicer must collect all legal fees and costs from the Borrower. Otherwise, the Servicer's advances for reasonable foreclosure expenses shall be recoverable from Insurance Proceeds, Liquidation Proceeds or, if the Representing Party is obligated to purchase a Mortgage Loan from the Trustee, from the price paid for such Mortgage Loan.

      17.2.4. Foreclosure Advance Records. All foreclosure advances by the Servicer and reimbursements to the Servicer must be clearly identifiable in the respective Custodial T & I Account.

   Section 17.3 Tax & Insurance Advances

      17.3.1. T&I Advance Requirement. If a Borrower's Escrow Funds are insufficient to pay taxes or insurance premiums, the Servicer must advance from its own funds to the respective Custodial T&I Account an amount sufficient to cover the shortage and so as to assure the maintenance of a first lien position of the related Security Instrument on the related Mortgaged Property.

      17.3.2. T&I Advance Recovery. T&I Advances may be recovered from the Borrower's subsequent monthly escrow payments, Insurance Proceeds, Liquidation Proceeds or the Borrower, but must never be recovered from scheduled principal or interest collections. The Servicer may not recover T&I Advances from another Borrower's Escrow Funds.

      17.3.3. T&I Advance Limitation. The Servicer is required to make a T&I Advance with respect to a Mortgage Loan unless such T&I Advance is reasonably determined by the Servicer to be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds, or the Borrower.

      17.3.4. Advance During Bankruptcy and Foreclosure. During litigation, bankruptcy proceedings or foreclosure proceedings pertaining to any Mortgage Loan or while REO transferred to the Trustee through foreclosure or a deed-in-lieu of foreclosure is held by the Trustee, the Servicer must continue to make required T&I Advances in respect of each such Mortgage Loan or REO to the respective Custodial T&I Account. These T&I Advances must be made until each Mortgage Loan subject to such proceedings is liquidated or in the case of REO transferred to the Trustee through foreclosure or a deed-in-lieu of foreclosure is liquidated. Advances with respect to REO shall be made as if the related Mortgage Loan and Mortgage Note remained in effect.

   Section 17.4 Non-Recoverable Advances

      17.4.1. Ordinary Recovery. If at any time an advance made by a Servicer hereunder is determined by the Servicer to be a Non-Recoverable Advance, then the Servicer shall be entitled to be reimbursed for such advance by withdrawing from the Custodial P&I Account an amount equal to the Non-Recoverable Advance.

      17.4.2. Final Recovery. If the amounts on deposit in the related Custodial P&I Account are insufficient to reimburse the Servicer, then prior to any distribution to the Trustee, the Servicer shall be entitled to reimbursement from the payments made and the proceeds received with respect to such Mortgage Loan.

      17.4.3. Non-Recoverable Advance Determination. To determine whether an Advance is a Non-Recoverable Advance, the Servicer shall employ a broker's price opinion, which is no more than twelve months old when so employed, of the fair market value of the Mortgaged Property related to the Mortgage Loan which is subject to such Advance, and calculate the difference between (a) the fair market value of such Mortgaged Property and (b) the sum of (i) a reasonable estimate of foreclosure costs which may be incurred in the foreclosure of such Mortgaged Property, and (ii) the amount of unreimbursed Advances made by the Servicer with respect to the related Mortgage Loan pursuant to the terms of this Agreement, is greater than zero. If such a difference is greater than zero, then such difference represents the maximum amount of additional Advances which the Servicer shall make before determining that any additional Advances in excess of such amount are Non-Recoverable Advances. If such difference is negative, then the magnitude of such difference is the amount of previously made unreimbursed Advances which the Servicer may now regard as Non-Recoverable Advances. The Servicer shall provide the Master Servicer with an Officer's Certificate upon the determination that any Advance is a Non-Recoverable Advance.

   Section 17.5 Failure to Advance

      17.5.1. Grounds for Termination. The failure of the Servicer to advance any funds required to be advanced by the Servicer under this Article 17 is cause for termination of Servicer under this Agreement.

      17.5.2. Servicer Reimbursement. To the extent the Master Servicer or the respective trustee, if any, must advance their respective funds due to the failure of the Servicer to advance as provided for in this Agreement or to remit funds to the Certificate Account as required by Section 18.3.1, the Servicer shall reimburse the advancing party for such amounts, on demand, together with all costs and expenses incurred by the advancing party, including, but not limited to, interest on the funds advanced. Such interest shall be calculated at the lesser of the "prime rate" (as set forth in The Wall Street Journal) and the maximum interest rate permitted by law.

      17.5.3. Servicer Notification. The Servicer must notify the Master Servicer of any failure of the Servicer to advance as provided for in this Agreement or to remit funds to the Certificate Account as required by Section
18.3.1 on the day of such failure to advance or remit.

   Section 17.6 Rehabilitation Advance

      17.6.1. Rehabilitation Advance Requirement. The Servicer must advance from its own funds such amounts as are necessary to restore any damaged REO not covered by Hazard Insurance or Special Hazard Insurance in accordance with Section 14.5.

      17.6.2. Rehabilitation Advance Limitation. The Servicer is required to make advances pursuant to Sections 17.6.1 and 14.5 with respect to a Mortgage Loan unless the Servicer reasonably determines (i) that such rehabilitation will not increase the proceeds to the Trustee on liquidation of such Mortgage Loan after reimbursement of the Servicer for its expenses or (ii) that such expenses will be eventually non-recoverable from any Insurance Proceeds, Liquidation Proceeds or the Borrower.

      17.6.3. Rehabilitation Advance Recovery. The Servicer's advances for reasonable rehabilitation expenses shall be recoverable from Insurance Proceeds, Liquidation Proceeds, or, if the Representing Party is obligated to purchase a Mortgage Loan from the Trustee, from the price paid for such Mortgage Loan.

   Section 17.7 PMI Advances

      17.7.1. PMI Advance Option.In the event that the Servicer has recovered all Liquidation Proceeds with respect to a Mortgage Loan other than any amounts as to which a Primary Mortgage Insurance claim has been made, the Servicer shall have the option, but not the obligation, to advance the amount of such claim (a "PMI Advance").

      17.7.2. PMI Advance Recovery. The Servicer's PMI Advance shall be recoverable from the related Primary Mortgage Insurance proceeds; provided, however that if such PMI Advance or a portion thereof is eventually determined to be a Non-Recoverable Advance, the Servicer shall be entitled to reimbursement pursuant to Section 17.4. Notwithstanding the foregoing, the Servicer shall not be entitled to reimbursement for a PMI Advance if the amount is not recoverable from the related Primary Mortgage Insurance proceeds as a result of an action by the Servicer which violates Section 4.4.2.

   Section 17.8 Credit Counseling Fee Advances

      17.8.1. Credit Counseling Fee Advance Option. The Servicer shall have the option, but not the obligation, to make a Credit Counseling Fee Advance with respect to any Mortgage Loan.

      17.8.2. Credit Counseling Fee Advance Recovery. The Servicer's Credit Counseling Fee Advance shall be recoverable from subsequent Borrower Monthly Payments, Insurance Proceeds or Liquidation Proceeds related to the Mortgage Loan or, if the Servicer determines that all or part of a Credit Counseling Fee Advance has become a Non-Recoverable Advance, pursuant to Section 17.4.

                                   ARTICLE 18

                             Reporting Requirements

   Section 18.1 Monthly Accounting Reports

      18.1.1. Monthly Accounting Report Requirement. With respect to any Remittance Date, the period for monthly accounting reports shall be from the first Business Day of the prior month through the last Business Day of the prior month, provided that (I) the reporting period for Prepayments in Full, Curtailments and Partial Liquidation Proceeds shall be from the Determination Date in the month of such Remittance Date, and (ii) such report shall include only (a) Monthly Payments received by the Servicer by the close of business on the Business Day preceding the Determination Date in the month of such Remittance Date which relate to the Due Date in such month, or in prior months to the extent not previously remitted and reported, and (b) any P&I Advances made in respect of such Monthly Payments. With respect to Type 2 Mortgage Loans, all monthly reports prepared by the Servicer must be complete and must be received by the Master Servicer by the tenth calendar day of the following month. With respect to Type 1 Mortgage Loans, all monthly reports prepared by the Servicer must be complete and must be received by the Master Servicer by the eighteenth calendar day of the following month. All monthly accounting reports must show information in, and must be submitted in, a sequence according to Servicer Loan Number order.

      18.1.2. Monthly Accounting Report Elements. The Servicer shall forward to the Master Servicer a Monthly Accounting Report (or in such other format mutually agreed upon by the Servicer and the Master Servicer) setting forth substantially the information required by FNMA Form 2010.

      The Servicer must also complete and forward to the Master Servicer any other form or report as provided for in this Agreement, or as reasonably requested by the Master Servicer, including information with respect to modified Mortgage Loans.

      18.1.3. Automated Reports. The Servicer may submit to the Master Servicer for review the Servicer's automated reports which include all of the information required by the provisions of Section 18.1.2 hereof. Upon approval by the Master Servicer, the Servicer may submit approved automated reports to the Master Servicer instead of the Forms listed in Section 18.1.2 hereof.

      18.1.4. Electronic Reporting. With the prior written consent of the Master Servicer, all reports to be made by the Servicer to the Master Servicer may be transmitted electronically in lieu of written reporting. If the Servicer services more than one hundred Mortgage Loans for the Master Servicer, it shall arrange for electronic transmission of the required reports. Any expenses occasioned by the electronic transmission of reports shall be borne by the Servicer.

      18.1.5. Machine Readable Records. At the request of the Master Servicer, the Servicer shall provide to the Master Servicer, in a mutually agreed machine readable format, the current names and mailing addresses of each Borrower. The Master Servicer shall utilize such information solely for audit purposes, or in the event the Servicer is terminated hereunder.

   Section 18.2 Account Reconciliations

      18.2.1. Reconciliation Preparation. The Servicer shall prepare reconciliations for each Custodial P&I Account, Custodial T&I Account and Custodial Buydown Account on a monthly basis and shall forward the same to the Master Servicer upon request.

      18.2.2. Account Records. Upon request of the Master Servicer, the Servicer shall also cause the depository for each of the accounts described in Section 18.2.1 hereof to forward directly to the Master Servicer, copies of all monthly account statements for the preceding monthly reporting period.

   Section 18.3 Monthly Remittance Requirements

      18.3.1. Remittance of Funds. On each Remittance Date the Servicer shall transfer, to the extent not previously transferred as required pursuant to
Section 6.1.3(e), from the funds in (or required hereunder to be in) the respective Custodial P&I Account as of the close of the Business Day immediately preceding the Determination Date in the month of such Remittance Date to the related Certificate Account, the following (other than any Amounts Held for Future Distribution in respect of such Remittance Date not exceeding the Threshold Amount and any amounts permitted to be retained by the Servicer or withdrawn from such account by the Servicer pursuant to the terms of this Agreement):

      (a) all payments on account of principal (including Prepayments in Full and Curtailments received during the Applicable Unscheduled Principal Receipt Period) and interest (other than payments of interest related to any Unscheduled Principal Receipt as to which the Applicable Unscheduled Principal Receipt Period is a Mid-Month Receipt Period received by the Servicer on or before the last day of the Applicable Unscheduled Principal Receipt Period ending in the month in which such prepayment occurs), all net REO Disposition proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the mortgagor in accordance with the terms of the Mortgage Loan Documents or Prudent Servicing Practices;

      (b) all net Liquidation Proceeds, all net Partial Liquidation Proceeds and Insurance Proceeds, other than any portion of Insurance Proceeds to be applied to the restoration or repair of the related Mortgaged Property or released to the Borrower in accordance with the requirements of law or Prudent Servicing Practices;

      (c) all P&I Advances made by the Servicer;

      (d) the Purchase Price, or portion thereof, paid for any Mortgage Loans or property acquired in respect thereof repurchased or substituted by a Representing Party; and

      (e) all other amounts required to be deposited in the Custodial P&I Account or the Certificate Account pursuant to this Agreement.

      (f) Notwithstanding Section 18.3.1, the Servicer shall be entitled to withhold and to pay to itself the applicable Servicing Fee (as adjusted pursuant to Section 7.6.1) from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Certificate Account; provided further that with respect to any payment of interest received by the Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment that bears the same relationship to the total amount of such payment of interest as the per annum rate used to calculate the Servicing Fee, as set forth in Section 4.6, bears to the Mortgage Interest Rate borne by such Mortgage Loan shall be allocated to the Servicing Fee with respect to such Mortgage Loan.

      18.3.2. Servicer Compensation. The Servicer shall withdraw its Servicing Fee for each Mortgage Loan net of any Month End Interest payable pursuant to Section 7.6.1 from the related Custodial P&I Account prior to the remittance of such amounts to the Certificate Account with all other payments received with respect to the Mortgage Loans.

                                   ARTICLE 19

                     Transfers and Termination of Servicing

   Section 19.1 Transfer of Servicing

      19.1.1. Transfer Prohibition. The Servicer may not sell or transfer its portfolio serviced hereunder without the prior written consent of the Master Servicer, which consent cannot be unreasonably withheld. Further, the Servicer may not subcontract any of its servicing duties, except as set forth in Section 11.2.1.

      19.1.2. Transfer Request. Any request for sale or transfer of servicing shall be reviewed on an individual basis. For a request to be considered, however, the transferor must submit a written request to the Master Servicer. The transferee must agree to enter into a servicing agreement with the Master Servicer substantially in the form of this Agreement and must be approved by the Master Servicer, and, if applicable, any rating agency with respect Mortgage Loans which are owned by a trust which has issued mortgage-backed securities, securitized by such Mortgage Loans, which have been rated at the request of such trust by such rating agency. The Master Servicer must receive this documentation at least 45 days prior to the requested date of transfer. The transferor shall be notified in writing of the Master Servicer's approval or denial. Such transfer shall be denied if the transferee does not meet the approval requirements of the Master Servicer, or any such rating agency.

      19.1.3. Servicer Liability. The transferor of servicing shall be liable to the Master Servicer and the Trustee for any servicing obligation violations that occur before, during, and up to and including the day the portfolio is actually transferred. The transferee of servicing shall be liable for any breach of servicing obligations that occurs after the transfer of the servicing portfolio.

      19.1.4. Master Servicer's Determination. If the transferor and transferee disagree about liability for violations of representations and warranties and servicing requirements hereunder, the Master Servicer has the right, in its reasonable discretion, to determine which party or parties are liable for such violations.

   Section 19.2 Termination of Servicing

      19.2.1. Grounds for Termination. The Trustee shall have the right to terminate for cause the servicing privileges of the Servicer under this Agreement, either with respect to certain Mortgage Loans serviced hereunder or with respect to all Mortgage Loans serviced hereunder in the event that
(i) any of the following occur, (ii) the Trustee has given the Servicer prior written notice of the occurrence of such event, (iii) with respect to clauses
(a), (e) or (j) hereof, the Servicer has failed to cure such event within a reasonable time, which shall in all cases be no less than ninety (90) days and (iv) with respect to clause (i), the Servicer has failed to cure such event by 5:00 PM New York time on the Business Day following receipt of notice of such failure to advance provided by the Master Servicer or trustee:

      (a) the Servicer has made one or more false or misleading representations or warranties in this Agreement or any Mortgage Loan Purchase Agreement, or in any documents relating to the foregoing agreements;

      (b) the appointment of a trustee or receiver for the Servicer or any of its property;

      (c) the execution by the Servicer of an assignment for the benefit of its creditors;

      (d) any material change in the financial status of the Servicer that, in the opinion of the Trustee, could materially adversely affect the Trustee, or the Servicer's ability to service the Mortgage Loans;

      (e) the Servicer's placement on probation or suspension by a federal or state government agency, including, without limitation, FHLMC, FNMA or GNMA;

      (f) the Servicer's assignment or attempted assignment of any of its interests, rights, or obligations set forth herein without the Master Servicer's prior written consent;

      (g) the Servicer has been terminated for cause pursuant to the terms of another servicing agreement with the Master Servicer;

      (h) failure by the Servicer to duly perform, within the required time periods, its obligations under Sections 4.1.3 or 4.1.4, subject to any cure period set forth in such Sections;

      (i) failure by the Servicer to make a P&I Advance pursuant to Section
   17.1 hereof; or

      (j) the Servicer has breached any material obligation set forth or incorporated by reference in this Agreement (other than any obligation referred to in clauses (a) through (i) of this Section 19.2.1) or the Mortgage Loan Purchase Agreement, including, without limitation, the Servicer's failure to maintain the requisite Fidelity Bond and Errors and Omissions Policy in the amounts specified herein.

      19.2.2. Trustee Notification. The Master Servicer shall notify the Trustee of the occurrence of any of the events set forth in Section 19.2.1, together with the Master Servicer's recommended course of action regarding the termination of the Servicer.

      19.2.3. Servicer Termination. (a) Following the occurrence of any of the events set forth in Section 19.2.1, the Trustee may elect, at its reasonable discretion, to terminate the Servicer under this Agreement with respect to the Mortgage Loans. The Trustee shall provide a written termination notice to the Servicer.

      (b) Notwithstanding anything to the contrary in this Agreement, the Trustee or, if applicable, the Trust Administrator may terminate the Servicer following the occurrence of any of the events set forth in
   Section 3.09 of the Pooling and Servicing Agreement, in accordance with the procedure for termination set forth therein.

      19.2.4. Consequences of Termination. If this Agreement with the Servicer is terminated pursuant to Section 19.2.3 hereof, the Servicer shall deliver all Servicer Mortgage Loan Files, in their entirety, for those Mortgage Loans serviced under this Agreement, as well as any other documents or reports held by the Servicer concerning such Mortgage Loans, to the transferee designated by the Trustee and shall assist in the efficient and timely transfer of the servicing to such transferee. The Servicer shall not be entitled to compensation for servicing following its termination.

      19.2.5. Effect of Termination. In the event of the termination of this Agreement, the Servicer is not released from its obligations under this Agreement. If its servicing is terminated for cause, the Servicer must pay the expenses of the Master Servicer incurred in connection with transfer of the servicing and any actual and direct damages, including, without limitation, actual and direct damages or losses of the Trustee resulting from such termination.

      19.2.6. Custodial Account Threshold Reduction. In the event that any of the events specified in clauses (a) through (g) or clause (j) of Section
19.2.1 or in clauses (g), (h) or (i) of Section 4.1.6 occur, the Master Servicer, in its reasonable discretion, may notify the Servicer in writing that the applicable Threshold Amount has been reduced to such amount not less than $1,000 as shall be specified in such notice.

      19.2.7. Expenses of Termination. The Servicer shall promptly reimburse the Master Servicer (or any designee of the Master Servicer), the Trustee and the Depositor for all reasonable expenses incurred by the Master Servicer (or such designee), the Trustee or the Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Master Servicer, the Trustee or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                   ARTICLE 20

                            Miscellaneous Provisions

   Section 20.1 Amendments

      20.1.1. Unilateral Authority. The Servicer acknowledges that the Master Servicer may, upon written notice, supplement or amend the provisions of this Agreement from time to time, without the need to obtain the Servicer's consent to (a) correct ambiguous or erroneous provisions in this Agreement;
(b) make changes necessary or helpful to maintain compliance with applicable law, including any supplement or amendment necessary to effect or facilitate compliance by the Servicer with Regulation AB or to conform this Agreement to industry practices relating to Regulation AB; (c) conform to evolving industry standards regarding the servicing of residential mortgage loans generally; (d) modify the Servicer Mortgage Loan Schedule to reflect the purchase of any Mortgage Loan pursuant to this Agreement or another agreement or to change the applicable loan Type for any Mortgage Loan; (e) to change the definition of Applicable Unscheduled Receipt Period with respect to any Mortgage Loan and any type of Unscheduled Principal Receipt from a Mid-Month Receipt Period to a Prior Month Receipt Period or from a Prior Month Receipt Period to a Mid-Month Receipt Period; or (f) make such other modifications or amendments thereto, which the Master Servicer deems advisable, provided that no such modification or amendment shall have a material adverse impact so as to materially increase the obligations of, or to materially decrease the benefits to, the Servicer.

      20.1.2. Consensual Amendment. Except as provided for in Section 20.1.1 hereof, the Master Servicer must obtain the written consent of the Servicer to any amendment hereto that would either increase materially the obligations of the Servicer or decrease materially the benefits to the Servicer.

      20.1.3. Trustee Notification. The Trustee shall be provided with notice of the substance of any amendments or modifications made to this Servicing Agreement pursuant to the provisions of this Section 20.1.

      20.1.4. Trustee Disapproval. With regard to any proposed modification or amendment to this Agreement which shall have a material adverse impact upon the beneficial rights enjoyed hereunder by the Trustee, the Trustee shall receive written notice of the substance of any proposed amendments or modifications at least ten business days prior to the proposed date of enactment of such amendment or modification which shall also state therein the proposed date of enactment. If the Trustee notifies the Master Servicer in writing, prior to the proposed date of enactment, of its opposition to the adoption of such an amendment or modifications, the Master Servicer shall not proceed with such modification or amendment.

   Section 20.2 General Construction

      20.2.1. Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      20.2.2. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous servicing agreements, understandings, inducements and conditions, expressed or implied, oral or written, of any nature whatsoever with respect to the subject matter thereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

      20.2.3. Governing Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of New York, notwithstanding any New York or other choice-of-law rules to the contrary.

      20.2.4. Indulgences Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege, with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      20.2.5. Titles Not to Affect Interpretation. The titles of the articles and sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

      20.2.6. Provisions Severable. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

      20.2.7. Servicer an Independent Contractor. All services, duties and responsibilities of the Servicer under this Agreement shall be performed and carried out by the Servicer as an independent contractor, and none of the provisions of this Agreement shall be deemed to make, authorize or appoint the Servicer as agent or representative of any Trustee of any Mortgage Loans or of the Master Servicer.

      20.2.8. Third Party Beneficiary.

      (a) The parties agree that the Trustee and, if applicable, the Trust Administrator are intended third party beneficiaries of the representations, warranties, covenants and agreements of the Servicer set forth in this Agreement. The Trustee shall have full authorization to enforce directly against the Servicer any of the obligations of the Servicer provided for herein.

      (b) For purposes of this Agreement, including but not limited to
   Section 4.1.3, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

      (c) The parties agree that the Depositor is an intended third party beneficiary of the representations, warranties, covenants and agreements of the Servicer set forth in this Agreement. The Depositor shall have full authorization to enforce directly against the Servicer any of the obligations of the Servicer provided for herein.

      20.2.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute one and the same instrument.

      Section 20.3 Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor or the Master Servicer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Servicer shall cooperate fully with the Master Servicer and the Depositor to deliver to the Master Servicer and/or the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor or the Master Servicer to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

                                    WELLS FARGO BANK, N.A.
                                       as Servicer

                                    By: /s/ Bradley A. Davis
                                       ----------------------------------------
                                       Name: Bradley A. Davis
                                       Title: Vice President

                                    WELLS FARGO BANK, N.A.
                                       as Master Servicer

                                    By: /s/ Christopher Furlow
                                       ----------------------------------------
                                       Name: Christopher Furlow
                                       Title: Assistant Vice President

                                                                       EXHIBIT A

                     WELLS FARGO & COMPANY MASTER GUARANTEE
                 AGREEMENT REGARDING CUSTODIAL P&I ACCOUNT FUNDS

      THIS MASTER GUARANTEE AGREEMENT (the "Guarantee") dated as of May 1, 1999 is entered into by Wells Fargo & Company ("Wells Fargo"), a Delaware corporation, in favor of each trustee now or hereafter acting in such capacity for the benefit of the certificateholders of each outstanding and future series of Wells Fargo Asset Securities Corporation mortgage backed securities transactions (collectively, the "MBS Transactions"), including without limitation the trustees identified in Paragraph 8 hereof, and any successor trustee, all of which trustees are referred collectively in this Guarantee as the "Trustee."

      WHEREAS, this Guarantee has been required by Standard & Poor's, Fitch, Inc., Duff & Phelps Credit Rating Co. and Moody's Investors Service, Inc. (collectively, the "Rating Agencies") (each of which has assigned ratings to certain of the classes issued in certain of the MBS Transactions) in connection with their agreement to permit Wells Fargo Bank, N.A., as servicer in the MBS Transactions (in such capacity, "Servicer"), to hold among Servicer's general corporate funds for a period of time principal and interest payments, insurance proceeds, liquidation proceeds and other amounts received by Servicer pertaining to the mortgage loans underlying the MBS Transactions serviced by Servicer (collectively, the "Mortgage Loans").

      WHEREAS, Servicer is an indirect, wholly-owned subsidiary of Wells Fargo, a bank holding company, and Wells Fargo derives substantial benefit from Servicer's servicing of the Mortgage Loans pursuant to the terms of a separate servicing agreement between Wells Fargo Bank, N.A., as master servicer, and Servicer, as servicer, for each MBS Transaction (each, a "Servicing Agreement").

      WHEREAS, to further induce the Rating Agencies to permit Servicer to withdraw funds from the Custodial P&I Accounts and commingle such funds with the general assets of Servicer to be used for general corporate purposes until such time as such funds are required by the terms of the applicable Servicing Agreement to be remitted to the related Certificate Account, Wells Fargo has agreed to guarantee the performance of Servicer's obligation under the Servicing Agreements to timely remit to the related Certificate Accounts the amounts, if any, so withdrawn from the Custodial P&I Accounts and so used by Servicer.

      NOW THEREFORE, in consideration of the Rating Agencies' permitting the described arrangement, and for other good and valuable consideration the receipt and sufficiency of which Wells Fargo hereby acknowledges, Wells Fargo hereby agrees for the benefit of each Trustee for the benefit of the certificateholders of each MBS Transaction as follows:

1. Defined Terms. Capitalized terms used but not defined in this Guarantee shall have the respective meanings ascribed to such terms in each Servicing Agreement.

2. Guarantee of Certain Obligation of Servicer under Servicing Agreement. Wells Fargo hereby absolutely, unconditionally and irrevocably guarantees to each Trustee for the benefit of the certificateholders of each MBS Transaction the full and prompt performance, satisfaction and discharge of Servicer's obligation under each Servicing Agreement to remit to the related Certificate Account by the time specified in each Servicing Agreement amounts, if any, withdrawn by the Servicer from the related Custodial P&I Account and commingled with the Servicer's general assets (such obligation, the "Servicer's Obligation").

3. Guarantee Absolute. The liability of Wells Fargo under this Guarantee shall be absolute and unconditional irrespective of: (i) any change in the time, manner of place of performance of, or in any other term of, the Servicer's Obligation; (ii) the avoidance or subordination of any Servicer's Obligation, or the invalidity or unenforceability thereof;
      (iii) the waiver, consent, extension, forbearance or granting of any indulgence, or other modification or amendment to any obligation of Servicer under the Servicing Agreement; including without limitation the Servicer's Obligation; (iv) the disallowance under bankruptcy or similar laws relating to insolvency applicable to Servicer of all or any portion of any claim by the Trustee or certificate holders for the performance, satisfaction, and discharge of the Servicer's Obligation; or (v) any other circumstance that might otherwise constitute a defense to, or a discharge of the Servicer's Obligation (except for an express written release or discharge of Servicer by the Trustee), all of the foregoing being expressly waived by Wells Fargo as defenses to its obligations under this Guarantee.

4. Waiver. Wells Fargo hereby waives any requirement of promptness, diligence, presentment, demand, filing of claims with a court in the event of receivership or bankruptcy of Servicer, protest, or notice of protest with respect to the Servicer's Obligation, and notice of acceptance of this Guarantee.

5. Reinstatement. Guarantor further agrees that, to the extent that the Servicer or the Guarantor makes a payment or payments to the Trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Servicer or the Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payments, reduction or satisfaction occurred.

6. No Waiver of Rights. No failure or delay on the part of the Trustee or the Trust Administrator, if applicable, in exercising any right or remedy arising under this Guarantee shall operate as a waiver of the Trustee's rights hereunder; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise hereunder or the exercise of any other right by or on behalf of the Trustee.

7. Representation and Warranties. Wells Fargo hereby represents and warrants to the Trustee as follows:

      (a) Organization. Wells Fargo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Wells Fargo is duly qualified and in good standing to transact business in each jurisdiction in which such qualification is necessary, other than those jurisdictions where the failure to be so qualified would not have a material adverse effect upon the business, assets or financial condition of Wells Fargo.

      (b) Authority. Wells Fargo has all requisite corporate power and authority to execute and enter into this Guarantee and to perform the obligations required of it hereunder. The execution and delivery of this Guarantee and the consummation of the undertakings contemplated hereby, have each been duly and validly authorized by all necessary corporate action, and this Guarantee constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, moratorium, reorganization or other laws and regulations affecting the rights and remedies of creditors generally.

      (c) No Conflicts. The execution, delivery, and performance of this Guarantee by Wells Fargo will not constitute (a) a violation or breach of any terms or provisions of Wells Fargo's Restated Certificate of Incorporation or by-laws or (b) a violation or breach of any terms or provisions of, or a default under any provision of statutory law or published regulation or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Wells Fargo is a party or by which Wells Fargo is bound, or any order, rule or regulation binding on Wells Fargo and known to Wells Fargo of any court or governmental agency or body having jurisdiction over Wells Fargo.

8. Notices. All notices and other communications hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), or (b) when delivered, if delivered personally or by facsimile, or (c) on the following business day, if sent by overnight mail or overnight courier, in each case to Wells Fargo and the Trustee at the following addresses (or at such other addresses as shall be specified by like notice):

      If to Wells Fargo :

            Corporate Secretary
            Wells Fargo & Company
            Wells Fargo Center
            Sixth and Marquette
            Minneapolis, MN  55479-1026
            Facsimile No.: 612-667-6082

      With a copy to:

            Corporate Treasury
            Wells Fargo & Company
            Wells Fargo Center
            Sixth and Marquette
            Minneapolis, MN  55479-1019
            Facsimile No.: 612-667-9908

      If to the Trustee:

            Wachovia Bank, National Association, as Trustee
            401 South Tryon Street
            Charlotte, North Carolina 28202

      or to such other address to receive any such confirmation or notice as the notice party may have designated by written notice to the other notice party at the above address.

9. Successors and Assigns. This Guarantee shall be binding upon Wells Fargo, its successors, transferees, and assigns, and shall inure to the benefit of and be enforceable by the Trustee and its successors, transferees and assigns.

10. Waiver of Subrogation. As long as any Servicer's Obligation has not been satisfied and discharged in full, Wells Fargo shall have no right of subrogation and hereby waives any right to enforce any remedy which the Trustee now has or may hereafter have against Servicer or any other guarantor of all or any part of the Servicer's Obligation.

11. Subordination. Wells Fargo agrees that any and all claims of Wells Fargo against Servicer or any other guarantor of all or any part of the Servicer's Obligation, whether arising by reason of any payment by Wells Fargo pursuant to the provisions hereof or otherwise, and all indebtedness of Servicer to Wells Fargo, shall be subordinate and subject in right of payment to the full and prompt performance, satisfaction, and discharge, of Servicer's Obligation.

12. Entire Agreement; Amendment and Waivers. This Guarantee contains the complete and entire agreement of Wells Fargo with respect to its provisions, and no change, waiver or amendment hereto shall be binding upon Wells except as separately set forth in a writing and duly executed by Wells Fargo.

13. Severability. The invalidity, illegality, or unenforceability of any provision of this Guarantee pursuant to judicial decree shall not affect the validity, legality, or enforceability of any other provisions of this Guarantee, all of which other provisions shall remain in full force and effect as written.

14. Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law or comity).

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Guarantor, has executed this Guarantee on behalf of the Guarantor as of the day and year first written above.

                                          WELLS FARGO & COMPANY

                                          By
                                            -----------------------------------
                                             [   ]
                                             [   ]

                                                                     EXHIBIT B

                            FORM OF ANNUAL CERTIFICATION

            Re: The Servicing Agreement dated as of [______], (the "Agreement"), between Wells Fargo Bank, N.A., a national banking association (the "Servicer") and Wells Fargo Bank, N.A., a national banking association, (the "Master
            Servicer"),

            I, ________________________________, the _______________________
      of Wells Fargo Bank, N.A., certify to the Depositor and the Master Servicer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_] that were delivered by the Depositor and the Master Servicer pursuant to the Agreement (collectively, the "Servicer Servicing Information");

            (2) Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

            (3) Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor and the Master Servicer;

            (4) I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

            (5) The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Date: _________________________

      By:

      Name: ________________________________

      Title: ________________________________

                                                                     EXHIBIT C

                             SUBSERVICER INFORMATION

      (A) the Subservicer's form of organization;

      (B) a description of how long the Subservicer has been servicing residential mortgage loans; a general discussion of the Subservicer's experience in servicing assets of any type as well as a more detailed discussion of the Subservicer's experience in, and procedures for, the servicing function it will perform under the Agreement; information regarding the size, composition and growth of the Subservicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Subservicer that may be material, in the good faith judgment of the Master Servicer or the Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

            (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the date of engagement of the Subservicer;

            (2) the extent of outsourcing the Subservicer utilizes;

            (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to securitizations of residential mortgage loans involving the Subservicer as a servicer during the three-year period immediately preceding the date of engagement of the Subservicer;

            (4) whether the Subservicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

            (5) such other information as the Master Servicer or the Depositor may reasonably request for the purpose of compliance with
      Item 1108(b)(2) of Regulation AB;

      (C) a description of any material changes during the three-year period immediately preceding the date of engagement of the Subservicer to the Subservicer's policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the Mortgage Loans;

      (D) information regarding the Subservicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Subservicer could have a material adverse effect on the performance by the Subservicer of its servicing obligations under the Agreement;

      (E) information regarding advances made by the Subservicer on the Mortgage Loans and the Subservicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the date of engagement of the Subservicer, which may be limited to a statement by an authorized officer of the Subservicer to the effect that the Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

      (F) a description of the Subservicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

      (G) a description of the Subservicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

      (H) information as to how the Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.